                     File Numbers: 333-144604 and 811-22093

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X

                       Post-Effective Amendment Number 20
                                                      ---

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

                       Post-Effective Amendment Number   50
                                                        ---

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
             (formerly The Minnesota Mutual Life Insurance Company)
                               (Name of Depositor)

                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                            Gary R. Christensen, Esq.
                Senior Vice President, Secretary and General Counsel
                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Thomas E. Bisset, Esq.
                         Sutherland Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                           Washington, D.C. 20004-2415

It  is proposed that this filing will become effective (check appropriate box):
    / / immediately upon filing pursuant to paragraph (b) of Rule 485

    / / on (date) pursuant to paragraph (b) of Rule 485
    /X/ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

    / / on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following:

    / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Variable Universal Life Insurance Policies.


PART A:  INFORMATION REQUIRED IN A PROSPECTUS

    Item Number       Caption in Prospectus

        1.            Front and Back Cover Pages

        2.            Benefit Summary:  Benefits and Risks

        3.            Risk/Benefit Summary:  Fee Table

        4.            General Description of Minnesota Life Individual Variable
                      Universal Life Account, Minnesota Life Insurance Company and Portfolio Companies

        5.            Charges

        6.            General Description of Contracts

        7.            Premiums

        8.            Death Benefits and Contract Values

        9.            Surrenders, Partial Surrenders, and Partial Withdrawals

       10.            Loans

       11.            Lapse and Reinstatement

       12.            Taxes

       13.            Legal Proceedings

       14.            Financial Statements

PROSPECTUS

MINNESOTA LIFE INSURANCE COMPANY
MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

     This prospectus describes a Variable Universal Life Insurance Policy (the "Policy") issued by Minnesota Life Insurance Company ("Minnesota Life" "we" "us" or "our"). The Policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your insurance agent or financial adviser.

     You can allocate your Policy's accumulation value to one or more sub-accounts of the Minnesota Life Individual Variable Universal Life Account (the "Account"), each of which invests exclusively in one of the Portfolios listed below. The value of your investment in the Account will vary with the investment experience of the sub-accounts you select. You can also allocate your Policy's accumulation value to the guaranteed interest account, which credits a specific rate of interest and is part of Minnesota Life's general account.


THE FOLLOWING PORTFOLIOS ARE AVAILABLE UNDER THE POLICY:



[ADV_CAP_MAN_STACKED_LOGO]
SECURIAN FUNDS TRUST
-  SFT ADVANTUS BOND FUND -- CLASS 1 SHARES
-  SFT ADVANTUS INDEX 400 MID-CAP FUND -- CLASS 1 SHARES
-  SFT ADVANTUS INDEX 500 FUND -- CLASS 1 SHARES
-  SFT ADVANTUS INTERNATIONAL BOND FUND -- CLASS 1 SHARES

-  SFT ADVANTUS MANAGED VOLATILITY FUND

-  SFT ADVANTUS MORTGAGE SECURITIES FUND -- CLASS 1 SHARES
-  SFT ADVANTUS REAL ESTATE SECURITIES FUND -- CLASS 1 SHARES

-  SFT IVY(R) GROWTH FUND


-  SFT IVY(R) SMALL CAP GROWTH FUND


-  SFT PYRAMIS(R) CORE EQUITY FUND -- CLASS 1 SHARES


-  SFT T. ROWE PRICE VALUE FUND


[AB_K_LOGO]

AB VARIABLE PRODUCTS SERIES FUND, INC.


-  DYNAMIC ASSET ALLOCATION PORTFOLIO -- CLASS B SHARES

-  INTERNATIONAL VALUE PORTFOLIO -- CLASS A SHARES

[FIDELITY_INVST_K_LOGO]
FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
-  EQUITY-INCOME PORTFOLIO -- INITIAL CLASS SHARES
-  MID CAP PORTFOLIO -- INITIAL CLASS SHARES




[FRANKLIN_TEMPLE_INVST_LOGO]

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
-  FRANKLIN SMALL CAP VALUE VIP FUND -- CLASS 1 SHARES

[IBBOTSON_ALLO_K_LOGO]
ALPS VARIABLE INVESTMENT TRUST
-  IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS I
   SHARES*
-  IBBOTSON BALANCED ETF ASSET ALLOCATION PORTFOLIO -- CLASS I SHARES*
-  IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION PORTFOLIO -- CLASS I SHARES*
-  IBBOTSON GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS I SHARES*
-  IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS I
   SHARES*
* THESE PORTFOLIOS ARE STRUCTURED AS FUND OF FUNDS THAT INVEST DIRECTLY IN SHARES OF UNDERLYING FUNDS. SEE THE SECTION ENTITLED "GENERAL DESCRIPTIONS -- THE FUNDS" FOR ADDITIONAL INFORMATION.

[IVY_FUNDS_VIP_K_LOGO]
IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
-  IVY FUNDS VIP ASSET STRATEGY
-  IVY FUNDS VIP CORE EQUITY
-  IVY FUNDS VIP GLOBAL NATURAL RESOURCES
-  IVY FUNDS VIP GROWTH
-  IVY FUNDS VIP INTERNATIONAL CORE EQUITY

-  IVY FUNDS VIP PATHFINDER MODERATE -- MANAGED VOLATILITY

-  IVY FUNDS VIP SCIENCE AND TECHNOLOGY

[JANUS_K_LOGO]
JANUS ASPEN SERIES
-  JANUS PORTFOLIO -- INSTITUTIONAL SHARES
-  OVERSEAS PORTFOLIO -- INSTITUTIONAL SHARES

[MFS_LOGO_2013_K]

MFS VARIABLE INSURANCE TRUST II


-  INTERNATIONAL VALUE FUND -- INITIAL CLASS SHARES


[MSIM_LOGO]
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
-  MORGAN STANLEY UIF EMERGING MARKETS EQUITY PORTFOLIO -- CLASS II SHARES



[PIMCO_2014_43K]

PIMCO VARIABLE INSURANCE TRUST


-  PIMCO VIT GLOBAL DIVERSIFIED ALLOCATION PORTFOLIO  -- ADVISOR CLASS SHARES


[TOPS_CIRCLES_K_LOGO]

NORTHERN LIGHTS VARIABLE TRUST


-  TOPS(R) MANAGED RISK FLEX ETF PORTFOLIO


[VANGAURD_K_LOGO]
VANGUARD(R) VARIABLE INSURANCE FUND
VANGUARD AND THE SHIP LOGO ARE TRADEMARKS OF THE VANGUARD GROUP, INC.
-  BALANCED PORTFOLIO
-  CAPITAL GROWTH PORTFOLIO
-  DIVERSIFIED VALUE PORTFOLIO
-  EQUITY INCOME PORTFOLIO
-  HIGH YIELD BOND PORTFOLIO
-  INTERNATIONAL PORTFOLIO
-  MONEY MARKET PORTFOLIO
-  SHORT-TERM INVESTMENT-GRADE PORTFOLIO
-  SMALL COMPANY GROWTH PORTFOLIO
-  TOTAL BOND MARKET INDEX PORTFOLIO
-  TOTAL STOCK MARKET INDEX PORTFOLIO


PLEASE NOTE THAT THE POLICY AND THE PORTFOLIOS:

           - are not guaranteed to achieve their goals;
           - are not federally insured;
           - are not endorsed by any bank or government agency; and
           - are subject to risks, including loss of the amount invested.

A PROSPECTUS FOR EACH OF THE PORTFOLIOS AVAILABLE THROUGH THE ACCOUNT MUST ACCOMPANY THIS PROSPECTUS. PLEASE READ THESE DOCUMENTS CAREFULLY BEFORE INVESTING AND SAVE THEM FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE POLICY, THE GUARANTEED INTEREST ACCOUNT OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

[MINNESOTALIFE LOGO]

400 ROBERT STREET NORTH - ST. PAUL, MINNESOTA 55101-2098
PH 651/665-3500 - HTTP:/WWW.MINNESOTALIFE.COM


DATED: MAY 1, 2015

TABLE OF CONTENTS


       SUMMARY OF BENEFITS AND RISKS                                                                       1

       FEE TABLES                                                                                          5

       GENERAL DESCRIPTIONS                                                                               14
              Minnesota Life Insurance Company                                                            14
              Individual Variable Universal Life Account                                                  14
              The Funds                                                                                   14
              Additions, Deletions or Substitutions                                                       17
              The Guaranteed Interest Account and the Loan Account                                        18
              Payments Made by Underlying Mutual Funds                                                    19

       INFORMATION ABOUT THE POLICY                                                                       20
              Variable Universal Life Insurance                                                           20
              Policy Changes                                                                              20
              Applications and Policy Issue                                                               22
              Policy Premiums                                                                             23
              Free Look                                                                                   25
              Accumulation Value                                                                          26
              Transfers                                                                                   29

       DEATH BENEFIT                                                                                      32
              Death Benefit Proceeds                                                                      32
              Death Benefit Options                                                                       32
              Effect of Partial Surrenders on the Death Benefit                                           36
              Choosing Death Benefit Options                                                              37
              Changing the Death Benefit Option                                                           37
              Increasing/Decreasing the Face Amount                                                       37
              Settlement Options                                                                          38
              Policy Loans                                                                                39
              Surrender                                                                                   41
              Partial Surrender                                                                           42
              Policy Charges                                                                              42
              Other Policy Provisions                                                                     48
              Supplemental Agreements                                                                     49

       OTHER MATTERS                                                                                      62
              Federal Tax Status                                                                          62
              Tax Treatment of Policy Benefits                                                            64
              Voting Rights                                                                               68
              Compensation Paid for the Sale of Policies                                                  69
              Legal Proceedings                                                                           71
              Financial Statements                                                                        71
              Registration Statement                                                                      71

       STATEMENT OF ADDITIONAL INFORMATION                                                                71

       APPENDIX -- GLOSSARY                                                                              A-1

               (This page has been left blank intentionally.)

SUMMARY OF BENEFITS AND RISKS

      The following summary is designed to answer certain general questions concerning the Policy and to give you a brief overview of the more significant features of the Policy. The summary is not comprehensive and you should review the information contained elsewhere in this prospectus. This prospectus describes a flexible premium variable universal life insurance policy called Accumulator VUL. As the policy owner, you can exercise all the rights under the Policy, including the right to change the owner, the beneficiary and to make other policy changes. The Policy combines both life insurance protection and the potential for accumulation of cash values; however, it may be unsuitable as a short-term investment due to the costs of insurance and the expenses charged. You can lose some or all of your money. If you are not satisfied with the Policy, you also have the right to return it to us or your agent within 30 days after you receive it.


      WHAT ARE SOME OF THE BENEFITS OF THE POLICY?

      The Policy allows for the growth of accumulation value, while life insurance coverage remains in force, and permits the flexible payment of premiums. The accumulation value of the Policy will fluctuate with the investment performance of the sub-accounts of the Account. You may transfer accumulation value among the sub-accounts and the guaranteed interest account, surrender all or part of your accumulation value under the Policy and take policy loans, subject to the limitations described in this prospectus. Each Policy has a face amount, however, the death benefit payable upon the death of the insured may be greater than the face amount, as described later in this prospectus.


      We offer sixteen Agreements that provide supplemental insurance benefits under the Policy: Accelerated Benefit Agreement, Business Continuation Agreement, Corporate Enhanced Values Agreement, Death Benefit Guarantee Agreement, Early Values Agreement, Family Term -- Children, Guaranteed Insurability Option, Guaranteed Insurability Option for Business Agreement, Inflation Agreement, Interest Accumulation Agreement, Long Term Care Agreement, Overloan Protection Agreement, Premium Deposit Account Agreement, Term Insurance Agreement, Waiver of Charges Agreement and Waiver of Premium Agreement. There is no charge for the Accelerated Benefit Agreement or the Premium Deposit Account Agreement. The Agreements may not be available in all states. The Death Benefit Guarantee Agreement will no longer be available for policies issued after May 16, 2015. If your Policy is issued with the Death Benefit Guarantee Agreement, you must allocate your premium payments to either the Guaranteed Interest Account or one of the Ibbotson ETF Asset Allocation Portfolios. See "Sub-Account Allocation."


      We also offer several ways of receiving death benefit proceeds under the Policy, other than in a lump sum. Information concerning the settlement options available under the Policy is set forth later in this prospectus, and in the Statement of Additional Information that we will provide you upon request. See "Statement of Additional Information" section to this prospectus.

      In general, under the Internal Revenue Code (the "Code"), the death benefit payable under a qualifying life insurance policy is excludable from the gross income of the beneficiary, and the owner would not be deemed to be in constructive receipt of the accumulation value of the Policy until there is a distribution. This means that under a qualifying life insurance policy, accumulation value builds up on a tax deferred basis and transfers of accumulation value among the available investment options under the Policy may be made tax free. This Policy is designed to afford the tax treatment normally accorded life insurance contracts under the Code.

      HOW CAN THE POLICY BE CHANGED?

      The Policy allows you the flexibility to tailor your Policy to your needs at issue and to change your Policy thereafter as your insurance needs change. Within very broad limits, including those designed to assure that the Policy qualifies as life insurance for tax purposes, you may choose the level of premium you wish to pay, the face amount and death benefit option under the Policy.

      WHAT MAKES THE POLICY VARIABLE?

      The Policy is called "variable" because unlike traditional whole life and universal life contracts which provide for accumulation of contract values at fixed rates determined by the insurance company, the accumulation value of the Policy may be invested in the sub-accounts of the Account. In turn, each sub-account invests exclusively in a corresponding Portfolio of a Fund. Thus, your accumulation value, to the extent invested in a sub-account, will vary with the positive or negative investment experience of the corresponding Portfolio.

      If you seek a fixed return on your accumulation value, you can allocate premiums and accumulation value to the guaranteed interest account, which credits a fixed rate of interest and is part of Minnesota Life's general account. See "Individual Variable Universal Life Account" and "The Funds."

      With the guaranteed interest account, you do not bear the risk that adverse investment performance will lower your accumulation value invested in that account. See "The Guaranteed Interest Account and the Loan Account."


      WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE POLICY?

      The Policy provides three death benefit options: the Level Option, the Increasing Option and the Sum of Premiums Option.

      Under the Level Option, the death benefit is the face amount of the Policy. If the Level Option is in effect, the death benefit payable will not be affected by either the negative or positive investment performance of the investment options.

      Under the Increasing Option, the death benefit equals the face amount of the Policy plus the accumulation value at the time of death of the insured. If the Increasing Option is in effect, the death benefit payable will reflect the investment performance of the investment options in which accumulation value has been invested.

      The Sum of Premiums Option provides a death benefit equal to the face amount of the Policy plus the sum of all premiums paid less the sum of all partial surrenders. If the Sum of Premiums Option is in effect, the death benefit payable will not be affected by either the negative or positive investment performance of the investment options. See "Death Benefit Options."

      In order for your Policy to be considered life insurance under Code
      Section 7702, it must satisfy either the cash value accumulation test or the guideline premium test. Unless you specify otherwise, the death benefit qualification test for this Policy is the guideline premium test. The death benefit qualification test is shown on the policy data pages and cannot be changed. In order to ensure the Policy continues to satisfy the definition of life insurance under Code Section 7702, we may need to adjust the amount of death benefit payable under the death benefit option you have chosen.


      DO YOU HAVE ACCESS TO YOUR ACCUMULATION VALUE?

      Yes. You may transfer accumulation value among the available investment options or surrender the Policy at any time. You may also make a partial surrender of the accumulation value of the Policy after the first policy year. A surrender or partial surrender may have federal tax consequences. See "Federal

      Tax Status." A Surrender Charge may apply if you surrender the Policy, unless you have elected the Early Values Agreement or the Corporate Enhanced Values Agreement. If you request a partial surrender, we will assess a Partial Surrender Transaction Charge of 2 percent of the amount withdrawn not to exceed $25.


      The maximum partial surrender that you may make at any time is equal to the accumulation value less any outstanding policy loan and accrued interest, any applicable Surrender Charge and three months of monthly charges. The minimum partial surrender that you may make is $500. We will not process a partial surrender that would cause your Policy to be disqualified as life insurance under the Code. We reserve the right to defer the payment of any amount from the guaranteed interest account upon surrender or partial surrender for up to six months.

      You may also borrow an amount up to your accumulation value less any applicable Surrender Charge and three months of monthly charges as a policy loan. A policy loan may have tax consequences. See "Federal Tax Status."


      WHAT ARE SOME OF THE RISKS OF THE POLICY?

      Your accumulation value under the Policy, to the extent invested in the sub-accounts of the Account, has no guaranteed minimum value. Therefore, you bear the risk that any adverse investment performance in the sub-accounts may reduce your accumulation value under the Policy. You are also subject to the risk that the investment performance of the sub-accounts you select may be less favorable than that of other sub-accounts, and in order to keep the Policy in force you may be required to pay more premiums than originally planned. The Policy also offers you the opportunity to have your accumulation value increase more rapidly than it would under comparable fixed life insurance by virtue of favorable investment performance. The death benefit may also increase and decrease with investment experience.

      There is the risk that the Policy may terminate. If your Policy terminates, all of the agreements added to the Policy will also terminate. As described in the "Termination" and "Reinstatement" sections of this prospectus, termination will only occur when the accumulation value under the Policy, less the sum of any outstanding policy loans and unpaid policy loan interest, is insufficient to cover the monthly charges, and the subsequent grace period expires without sufficient payment being made. You may reinstate a terminated Policy, subject to certain conditions. Policy loans may increase the risk that the Policy will terminate. If a Policy terminates with an outstanding policy loan, there may be significant adverse tax consequences to the owner. Policy loans may also have a negative effect on a Policy's accumulation value, and may reduce the death benefit. See "Policy Premiums."

      You may add the Long Term Care (LTC) Agreement to your Policy to provide for an acceleration of the death benefit in the event the insured meets the agreement's eligibility requirements. The tax treatment of long term care benefit payments from life insurance policies is uncertain. The IRS or the courts could take the position that all or a portion of such payments could be taxable to the policy owner. Anyone contemplating purchasing a Policy with the LTC Agreement should consult a tax advisor.

      You may elect the Overloan Protection Agreement to prevent policy termination in certain circumstances. The tax treatment of the Overloan Protection Agreement is uncertain and, it is not clear whether the Overloan Protection Agreement will be effective to prevent taxation of any outstanding loan balance as a distribution in those situations where Overloan Protection takes effect. Anyone contemplating exercise of the Policy's Overloan Protection Agreement should consult a tax adviser.

      If your Policy is issued with the Death Benefit Guarantee Agreement, you must allocate your premiums to any of the Ibbotson ETF Asset Allocation portfolios or the Guaranteed Interest Account.

      Your allocation of premium may be made in any combination among those accounts. Subsequent transfers may only be made among the Ibbotson ETF Asset Allocation portfolios or the Guaranteed Interest Account and will be subject to our policies regarding transfers among the sub-accounts. For Policies issued after August 19, 2013 and where you elected the Death Benefit Guarantee Agreement, we may limit the amount of premium. Please see "SUPPLEMENTAL AGREEMENTS -- DEATH BENEFIT GUARANTEE AGREEMENT" for more information. If your Policy has the Long Term Care (LTC) Agreement, your request for a monthly benefit under the LTC Agreement will include an instruction from you to transfer all of the accumulation value allocated to the sub-accounts to the Guaranteed Interest Account. You will not be allowed to transfer amounts into the Account when benefits payments are being made under the LTC Agreement.



      Surrendering your Policy or taking partial surrenders may have significant tax consequences. If you Surrender your Policy, you may be assessed a Surrender Charge, unless you have elected the Early Values Agreement or the Corporate Enhanced Values Agreement. A partial surrender will be subject to a transaction charge equal to the lesser of $25 or 2 percent of the amount of the partial surrender. A partial surrender will reduce the accumulation value and will reduce the death benefit and increase the risk of termination. See "Federal Tax Status."


      There is risk that the Policy may not qualify as life insurance for federal tax purposes. We believe that a Policy issued on the basis of a standard underwriting class should so qualify. However, it is not clear whether a Policy issued on a sub-standard basis would qualify. Failure to qualify would mean that the death proceeds would be included in the beneficiary's gross income for federal income tax purposes, and that the accumulation value is constructively received before it is actually received. There is also a risk that the death benefit payable under this Policy may be subject to estate taxation.

      The Policy may be unsuitable as a short-term savings vehicle due to the costs of insurance and expenses charged. Furthermore, sub-account values could decline depending upon changes in the underlying funds. Depending upon the timing of partial surrenders, the policy owner could lose all or part of their premium payments.

      There is also a risk that a Policy qualifying as life insurance will be treated as a modified endowment contract ("MEC"). A MEC is treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly accumulation value increases. However, any amounts you receive, such as loans or amounts received from partial or total surrender of the Policy are includable in gross income on an income-first basis. With certain exceptions, the tax treatment includes a ten percent additional income tax imposed on the portion of any distribution that is included in income. See "Federal Tax Status."

      Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

      PORTFOLIO RISKS A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Please refer to the Portfolios' prospectuses for more information. There is no assurance that any Portfolio will achieve its stated investment objective.


      RISKS ASSOCIATED WITH CERTAIN FUNDS. Certain Funds use managed volatility strategies to help limit the fund's overall volatility and reduce the effects of significant market downturns during periods of high equity market volatility. The managed volatility strategy could also limit a fund's ability to participate in rising equity markets compared to otherwise similar funds that do not use a managed volatility strategy. Because the use of a managed volatility strategy may, in some markets, suppress the investment performance of a Fund compared to other similar funds that do not employ such a strategy, investment in a Fund could limit the growth of Accumulation Value under the Policy.

      RISKS ASSOCIATED WITH THE GENERAL ACCOUNT. The Guaranteed Interest Account and the Fixed Loan Account are part of our general account. Our general account consists of all assets owned by us other than those in the Variable Account and any other separate accounts which we may establish. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

      QUALIFICATION AS LIFE INSURANCE. We believe that a Policy issued on the basis of a standard underwriting class should qualify as life insurance under the Code. However, due to lack of guidance in this area, it is not clear whether a Policy issued on a sub-standard basis would qualify. A Policy may also fail to qualify as life insurance under the Code if too much premium is paid into the Policy or the diversification and investor control requirements are not met for investments in the Variable Account. Failure to qualify would mean that the death proceeds would be included in the beneficiary's gross income for federal income tax purposes, and that the accumulation value is constructively received before it is actually received. Depending upon the amount of assets in and the level of estate planning undertaken with regard to the Policy owner's estate, there is also a risk that the death benefit payable under this Policy may be subject to estate taxation. See the "Policy Premiums" and "Federal Tax Status".


FEE TABLES


      The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The charges may not be representative of the charges you will pay. Your Policy's schedule pages indicate the charges applicable to your Policy. More information about your charges is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.


      TRANSACTION FEES

      This table describes the fees and expenses that are payable at the time that you buy the Policy, pay premiums, surrender the Policy, change the Policy or make transfers between the investment options.


                  CHARGE               WHEN CHARGE IS                         AMOUNT DEDUCTED
                                          DEDUCTED             GUARANTEED CHARGE*           CURRENT CHARGE
          Premium Charge(1)         Upon premium            7 percent of premium       4 percent of premium
                                    payment                 payment                    payment

          Policy Change             Upon change in face     $100                       $60
          Transaction Charge        amount, death benefit
                                    option, or risk class

          Partial Surrender         Upon partial            2 percent of amount        2 percent of amount
          Transaction Charge        surrender               surrendered, not to        surrendered, not to
                                                            exceed $25                 exceed $25

          Transfer Transaction      Upon transfer           $25 for each transfer      Currently, no transfer
          Charge                                                                       transaction charge is
                                                                                       assessed



      (1) The premium charge includes premium taxes that we are required to pay to the state in which this Policy is issued, which may range from 0 percent to 2.5 percent.
      (2) The Policy Issue Charge used to calculate the Surrender Charge is described further in the table of Periodic Charges Other than Investment Option Operating Expenses. For additional information regarding the Policy Issue Charge see "Policy Charges -- Accumulation Value Charges."

            PERIODIC CHARGES OTHER THAN INVESTMENT OPTION OPERATING EXPENSES

      The next tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including fees and expenses of the variable investment options.

                  CHARGE               WHEN CHARGE IS                          AMOUNT DEDUCTED
                                          DEDUCTED             GUARANTEED CHARGE*           CURRENT CHARGE
          Monthly Policy           Monthly                  $12 plus $0.0125 per       $8
          Charge                                            $1,000 of face amount

          Policy Issue Charge(1)

               MAXIMUM             Monthly, within the      $0.53 per $1,000 of        $0.53 per $1,000 of
               CHARGE(2)           first ten policy years,  initial face amount or     initial face amount or
                                   and within the first     face amount increase       face amount increase
                                   ten years of an
                                   increase in face
                                   amount

               MINIMUM             Monthly, within the      $0.04 per $1,000 of        $0.04 per $1,000 of
               CHARGE(3)           first ten policy years,  initial face amount or     initial face amount or
                                   and within the first     face amount increase       face amount increase
                                   ten years of an
                                   increase in face
                                   amount

               CHARGE FOR INSURED  Monthly, within the      $0.19 per $1,000 of        $0.19 per $1,000 of
               AGE 35 IN MALE,     first ten policy years,  initial face amount or     initial face amount or
               PREFERRED SELECT    and within the first     face amount increase       face amount increase
               NON-TOBACCO RISK    ten years of an
               CLASS, WITH         increase in face
               INCREASING OPTION   amount
               DEATH BENEFIT

          Cost of Insurance
          Charge(4)

               MAXIMUM             Monthly                  $83.33 per $1,000 of net   $70.00 per $1,000 of net
               CHARGE(5)                                    amount at risk             amount at risk

               MINIMUM             Monthly                  $0.015 per $1,000 of net   $.005 per $1,000 of net
               CHARGE(6)                                    amount at risk(7)          amount at risk

               CHARGE FOR INSURED  Monthly                  $0.14 per $1,000 of net    $0.03 per $1,000 of net
               AGE 35 IN MALE,                              amount at risk             amount at risk
               PREFERRED SELECT
               NON-TOBACCO RISK
               CLASS

          Mortality and            Monthly                  .075 percent of the        .030 percent of the
          Expense Risk Charge                               Policy accumulation        Policy accumulation
                                                            value                      value in policy years
                                                                                       1-10, and no charge
                                                                                       thereafter

          Cash Extra Charge(8)

               MAXIMUM CHARGE      Monthly                  $100 per $1,000 of face    $100 per $1,000 of face
                                                            amount                     amount

               MINIMUM CHARGE      Monthly                  $0                         $0


                  CHARGE               WHEN CHARGE IS                         AMOUNT DEDUCTED
                                          DEDUCTED             GUARANTEED CHARGE*           CURRENT CHARGE
               CHARGE FOR INSURED   Monthly                 $0.01 per $1,000 of        $0.01 per $1,000 of
               AGE 35 IN MALE,                              initial face amount        initial face amount
               PREFERRED SELECT
               NON-TOBACCO RISK
               CLASS

          Net Loan Interest         Annually, on each       The net loan interest      The net loan interest
          Charge(9)                 policy anniversary,     charge is 1.0 percent.(9)  charge depends upon
                                    and upon a policy                                  how long the policy has
                                    loan transaction, full                             been in force. For
                                    surrender, policy                                  policies in force less
                                    termination or death                               than or equal to ten
                                    of the Insured                                     years, the net loan
                                                                                       interest charge is
                                                                                       1.0 percent. For policies
                                                                                       in force more than ten
                                                                                       years, the net loan
                                                                                       interest charge is
                                                                                       0.10 percent.(9)



          (1) The Policy Issue Charge varies based on the insured's gender, risk class, age, policy face amount, and the death benefit option chosen.


          (2) The maximum Policy Issue Charge assumes that the insured has the following characteristics: Male, Preferred Select Risk Class, age 80, Level Option death benefit.

          (3) The minimum Policy Issue Charge assumes that the insured has the following characteristics: Male, Preferred Non-Tobacco Risk Class, age 0, Level Option death benefit.

          (4) The Cost of Insurance Charge will vary based on the insured's gender, risk class, and age. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. The policy data pages of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy, and more detailed information concerning your Cost of Insurance Charge is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.

          (5) The maximum Cost of Insurance Charge assumes the insured has the following characteristics: Male, Standard Non-Tobacco, age 120.

          (6) The minimum Cost of Insurance Charge assumes the insured has the following characteristics: Female, Preferred Non-Tobacco, age 6.

          (7) The net amount at risk is equal to the death benefit payable divided by the net amount at risk divisor, as shown on the policy data pages of your Policy, minus Policy accumulation value.


          (8) The Cash Extra Charge is uniquely determined for each insured and may vary based on such factors as the insured's gender, risk class and age. The charge compensates us for providing the death benefit under the Policy where the insured presents a heightened or increased level of mortality risk as a result of an outstanding medical condition (e.g., cancer that is in remission) or an occupation or activity (e.g., sky-diving). We will assess the Cash Extra Charge only for the period of time necessary to compensate us for the heightened mortality risk we would bear as a result of an insured's outstanding medical condition, occupation or activity. Under most Policies, we do not assess a Cash Extra Charge.

      (9) We charge interest on policy loans, but we also credit interest on the loan account value we hold as collateral on policy loans. The Net Policy Loan Interest Charge represents the difference (cost) between the gross loan interest rate charge of four percent (4.0 percent) and the interest credited on the loan account values, which is an annual rate of three percent (3.0 percent) for Policies held less than ten years and an annual rate of three and nine-tenths percent (3.9 percent) for Policies held more than ten years.

                CHARGE FOR              WHEN CHARGE IS                          AMOUNT DEDUCTED
               AGREEMENT(10)               DEDUCTED             GUARANTEED CHARGE*           CURRENT CHARGE
           Waiver of Premiums

               MAXIMUM               Monthly                 $0.51 per $1,000 of face    $0.51 per $1,000 of face
               CHARGE(11)                                    amount                      amount

               MINIMUM               Monthly                 $0.01 per $1,000 of face    $0.01 per $1,000 of face
               CHARGE(12)                                    amount                      amount

               CHARGE FOR INSURED    Monthly                 $0.035 per $1,000 of        $0.035 per $1,000 of
               AGE 30 IN MALE,                               face amount                 face amount
               STANDARD NON-
               TOBACCO RISK CLASS,
               WITH INCREASING
               OPTION DEATH BENEFIT

           Waiver of Charges

               MAXIMUM               Monthly                 $0.38 per $1,000 of face    $0.38 per $1,000 of face
               CHARGE(13)                                    amount                      amount

               MINIMUM               Monthly                 $0.01 per $1,000 of face    $0.01 per $1,000 of face
               CHARGE(14)                                    amount                      amount

               CHARGE FOR INSURED    Monthly                 $0.025 per $1,000 of        $0.025 per $1,000 of
               AGE 30 IN MALE,                               face amount                 face amount
               STANDARD NON-
               TOBACCO RISK CLASS,
               WITH INCREASING
               OPTION DEATH BENEFIT

           Death Benefit
           Guarantee**

               MAXIMUM               Monthly                 $83.33 per $1,000 of net    $7.00 per $1,000 of net
               CHARGE(15)                                    amount at risk              amount at risk

               MINIMUM               Monthly                 $0.02 per $1,000 of net     $0.01 per $1,000 of net
               CHARGE(16)                                    amount at risk              amount at risk

               CHARGE FOR INSURED    Monthly                 $0.14 per $1,000 of net     $0.004 per $1,000 of net
               AGE 55 IN MALE,                               amount at risk              amount at risk
               PREFERRED SELECT
               NON-TOBACCO RISK
               CLASS, WITH
               INCREASING OPTION
               DEATH BENEFIT

           Term Insurance

               MAXIMUM               Monthly                 $83.33 per $1,000 of net    $22.57 per $1,000 of net
               CHARGE(17)                                    amount at risk              amount at risk

               MINIMUM               Monthly                 $0.015 per $1,000 of net    $0.008 per $1,000 of net
               CHARGE(18)                                    amount at risk              amount at risk


                CHARGE FOR             WHEN CHARGE IS                          AMOUNT DEDUCTED
               AGREEMENT(10)              DEDUCTED             GUARANTEED CHARGE*           CURRENT CHARGE
               CHARGE FOR INSURED   Monthly                 $0.22 per $1,000 of net     $0.07 per $1,000 of net
               AGE 45 IN MALE,                              amount at risk              amount at risk
               PREFERRED SELECT
               NON-TOBACCO RISK
               CLASS, WITH
               INCREASING OPTION
               DEATH BENEFIT

           Family Term              Monthly                 $0.40 per $1,000 of         $0.40 per $1,000 of
           Insurance -- Children                            coverage                    coverage

           Overloan Protection

               MAXIMUM              Upon exercise of        7 percent of Policy         5 percent of Policy
               CHARGE(19)           agreement               accumulation value upon     accumulation value upon
                                                            exercise of agreement       exercise of agreement

               MINIMUM              Upon exercise of        7 percent of Policy         5 percent of Policy
               CHARGE(20)           agreement               accumulation value upon     accumulation value upon
                                                            exercise of agreement       exercise of agreement

               CHARGE FOR INSURED   Upon exercise of        7 percent of Policy         4 percent of Policy
               AGE 75 IN MALE,      agreement               accumulation value upon     accumulation value upon
               STANDARD NON-                                exercise of agreement       exercise of agreement
               TOBACCO RISK CLASS

           Interest Accumulation
           Agreement(21)

               MAXIMUM              Monthly                 $83.33 per $1,000 of        $70.00 per $1,000 of
               CHARGE(22)                                   increased net amount at     increased net amount at
                                                            risk provided by this       risk provided by this
                                                            agreement                   agreement

               MINIMUM              Monthly                 $.015 per $1,000 of         $.005 per $1,000 of
               CHARGE(23)                                   increased net amount at     increased net amount at
                                                            risk provided by this       risk provided by this
                                                            agreement                   agreement

               CHARGE FOR INSURED   Monthly                 $0.82 per $1,000 of         $0.27 per $1,000 of
               AGE 60 IN MALE,                              increased net amount at     increased net amount at
               PREFERRED SELECT                             risk provided by this       risk provided by this
               NON-TOBACCO RISK                             agreement                   agreement
               CLASS

           Early Values             Monthly                 0.05 percent of the         0.01 percent of the
           Agreement(24)                                    accumulation value less     accumulation value less
                                                            policy loan                 policy loan

           Guaranteed Insurability
           Option(25)

               MAXIMUM              Monthly                 $0.192 per $1,000 of        $0.192 per $1,000 of
               CHARGE(26)                                   additional coverage         insurance coverage

               MINIMUM              Monthly                 $0.032 per $1,000 of        $0.032 per $1,000 of
               CHARGE(27)                                   additional coverage         insurance coverage

               CHARGE FOR INSURED   Monthly                 $0.044 per $1,000 of        $0.044 per $1,000 of
               AGE 7 IN MALE,                               additional coverage         insurance coverage
               PREFERRED NON-
               TOBACCO RISK CLASS


                CHARGE FOR             WHEN CHARGE IS                          AMOUNT DEDUCTED
               AGREEMENT(10)              DEDUCTED             GUARANTEED CHARGE*           CURRENT CHARGE
           Long Term Care
           Agreement(28)

               MAXIMUM              Monthly                 $3.619 per $1,000 of        $2.353 per $1,000 of
               CHARGE(29)                                   long term care net          long term care net
                                                            amount at risk              amount at risk

               MINIMUM              Monthly                 $0.018 per $1,000 of        $0.00625 per $1,000 of
               CHARGE(30)                                   long term care net          long term care net
                                                            amount at risk              amount at risk

               CHARGE FOR INSURED   Monthly                 $0.287167 per $1,000 of     $0.11 per $1,000 of long
               AGE 55 IN MALE,                              long term care net          term care net amount at
               STANDARD NON-                                amount at risk              risk
               TOBACCO RISK CLASS

           Inflation
           Agreement(31)

               MAXIMUM CHARGE       Monthly                 $5.00

               MINIMUM CHARGE       Monthly                 $0.50

               CURRENT CHARGE FOR   Monthly                 $0.83
               ALL INSUREDS

           Business Continuation
           Agreement(32)

               MAXIMUM              Monthly                 $0.328 per $1,000 of        $0.328 per $1,000 of
               CHARGE(33)                                   additional insurance        additional insurance
                                                            coverage                    coverage

               MINIMUM              Monthly                 $0.0083 per $1,000 of       $0.0083 per $1,000 of
               CHARGE(34)                                   additional insurance        additional insurance
                                                            coverage                    coverage

               CHARGE FOR INSURED   Monthly                 $0.292 per $1,000 of        $0.292 per $1,000 of
               MALE, STANDARD                               additional insurance        additional insurance
               NON-TOBACCO, AGE                             coverage                    coverage
               50, DESIGNATED
               INSURED MALE NON-
               TOBACCO, AGE 50

           Guaranteed
           Insurability Option
           for Business(35)

               MAXIMUM              Monthly                 $0.602 per $1,000 of        $0.602 per $1,000 of
               CHARGE(36)                                   additional insurance        additional insurance
                                                            coverage                    coverage

               MINIMUM              Monthly                 $0.065 per $1,000 of        $0.065 per $1,000 of
               CHARGE(37)                                   additional insurance        additional insurance
                                                            coverage                    coverage


                CHARGE FOR             WHEN CHARGE IS                          AMOUNT DEDUCTED
               AGREEMENT(10)              DEDUCTED             GUARANTEED CHARGE*           CURRENT CHARGE
               CHARGE FOR INSURED   Monthly                 $0.273 per $1,000 of        $0.273 per $1,000 of
               MALE STANDARD                                additional insurance        additional insurance
               NON-TOBACCO,                                 coverage                    coverage
               AGE 45

               Corporate            Monthly                 0.12 percent of             .01 percent of
               Enhanced Values                              Accumulation Value less     Accumulation Value less
               Agreement(38)                                Policy loan                 Policy loan




      (10) The charge for the Waiver of Premium Agreement, Waiver of Charges Agreement, Death Benefit Guarantee Agreement, Term Insurance Agreement, Interest Accumulation Agreement, Guaranteed Insurability Option and Long Term Care Agreement varies based on the insured's gender, risk class, age, and death benefit option. The charge for the Overloan Protection Agreement varies based on the insured's gender, risk class, age, and accumulation value under the Policy upon exercise of the agreement.


      (11) The maximum Waiver of Premiums Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, age 59, Level Option death benefit.

      (12 The minimum Waiver of Premiums Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, age 0, Level Option death benefit.

      (13) The maximum Waiver of Charges Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, age 59, Increasing Option death benefit.

      (14) The minimum Waiver of Charges Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, age 0, Level Option death benefit.

      (15) The maximum Death Benefit Guarantee Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, age 120, Level Option death benefit.

      (16) The minimum Death Benefit Guarantee Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, age 3, Level Option death benefit.

      (17) The maximum Term Insurance Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, age 120, Level Option death benefit.

      (18) The minimum Term Insurance Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, age 5, Level Option death benefit.

      (19) The maximum Overloan Protection Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, age 70.

      (20) The minimum Overloan Protection Charge assumes that the insured has the following characteristics: Female, Preferred Select, age 99.

      (21) There is no separate charge for choosing this Agreement. There will be a monthly charge once the Agreement is in force which will be the cost of insurance for the insured multiplied by the increased net amount at risk resulting from the Interest Accumulation Agreement.

      (22) The maximum Interest Accumulation Charge assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, age 120.

      (23) The minimum Interest Accumulation Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, age 6.

      (24) For purposes of determining the charge for this Agreement, policy loan interest that has accrued, but which has not been paid or added to the policy loan account, will be included as part of the policy loan being subtracted from the accumulation value. The minimum and maximum charge for the Early Values Agreement is not affected by the age, risk class, gender or other characteristics of the insured. The minimum charge for this Agreement is also the current charge of 0.01 percent of the unloaned accumulation value.

      (25) The charge shown for the Guaranteed Insurability Option (GIO) is a monthly charge for the option to purchase, on the available option dates, the additional insurance coverage, which is also referred to as the additional coverage layers, elected by the policy owner when the GIO is purchased. See the Guaranteed Insurability Option discussion in the Section entitled "Policy Charges -- Charges for Agreements". The charge will apply from the date the GIO is added to the policy until the date the GIO terminates, which generally occurs on the last specified option date (which is generally the policy anniversary nearest the insured's fortieth birthday). The GIO charge varies based upon the insured's gender, risk class, age and the amount of additional coverage layer that is elected when the GIO is purchased.

      (26) The maximum charge for this option assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, issue age 37.

      (27) The minimum charge for this option assumes that the insured has the following characteristics: Male, Standard Non-Tobacco, issue age
           0.

      (28) The monthly charge for the Long Term Care Agreement is calculated by multiplying the monthly rate by the long term care net amount at risk and dividing by one thousand. The long term care net amount at risk is equal to the greater of i) zero or ii) an amount that is calculated monthly using the LTC amount chosen by you when you purchase the agreement. Long term care net amount at risk is calculated by subtracting a portion of the accumulation value from the LTC amount. The portion of accumulation value for this calculation is found by multiplying the accumulation value, as of the date we take the charge, by a fraction, the numerator of which is the LTC amount and denominator is the Policy face amount. See the Long Term Care Agreement discussion in the Section entitled "Policy Charges -- Charges for Agreements".

      (29) The maximum Long Term Care Agreement Charge assumes that the insured has the following characteristics: Female, Standard Tobacco, issue age 80, 4% monthly benefit.

      (30) The minimum Long Term Care Agreement Charge assumes that the insured has the following characteristics: Female, Preferred Non-Tobacco, issue age 20, 2% monthly benefit.

      (31) The charge shown for the Inflation Agreement is a monthly charge for the ability to increase your Policy face amount every three years without underwriting, based upon changes in the Consumer Price Index. See the Inflation Agreement discussion in the section entitled "Policy Charges -- Charges for Agreements". The charge will apply from the date the Inflation Agreement is added to the policy until the date the Inflation Agreement terminates. The Inflation Agreement charge is the same for all genders, risk classes, and ages.


      (32) The charge shown for the Business Continuation Agreement (BCA) is a monthly charge for the option to purchase, at the death of a designated life, additional insurance coverage, which is also referred to as an additional coverage layer. See the Business Continuation Agreement discussion in the Section entitled "Policy Charges -- Charges for Agreements". The charge will apply from the date the BCA is added to the policy until the date the BCA terminates, which generally occurs upon the death of the last designated life. The BCA charge varies based upon the insured's age and tobacco status.

      (33) The maximum Business Continuation Charge assumes that the insured has the following characteristics: Insured Male, Standard Tobacco, Age 55, Designated Insured Male Standard Tobacco, Age 70.



      (34) The minimum Business Continuation Charge assumes that the insured has the following characteristics: Insured Male, Standard Non-Tobacco, Age 18, Designated Insured Male Non-Tobacco, Age 18.



      (35) The charge shown for the Guaranteed Insurability Option for Business (GIOB) is a monthly charge for the option to purchase, on available Option Dates, additional insurance coverage, which is also referred to as additional coverage layers. See the Guaranteed Insurability Option for Business discussion in the Section entitled "Policy Charges -- Charges for Agreements". The charge will apply from the date the GIOB is added to the policy until the date the GIOB terminates, which generally occurs on the last specified Option Date (which is the earlier of the policy anniversary nearest the fifth specified Option Date, or the policy anniversary nearest the insured's fifty-fifth birthday). The GIOB charge varies based upon the insured's age and tobacco status.



      (36) The maximum Guaranteed Insurability Option for Business Charge assumes that the insured has the following characteristics: Male, Standard Tobacco, Age 54.



      (37) The minimum Guaranteed Insurability Option for Business Charge assumes that the insured has the following characteristics: Female, Standard Non-Tobacco, Age 18.



      (38) The minimum and maximum charge for the Corporate Values Enhancement Agreement (CEVA) is not affected by the age, risk class, gender or other characteristics of the insured. The charge for CEVA is calculated after subtracting the Policy loan amount, including Policy loan interest that has accrued but which has not been paid, from the Accumulation Value.


      * Unless otherwise stated, the Guaranteed Charge is the maximum Periodic Charge that may be assessed under the Policy.


      ** The Death Benefit Guarantee Agreement will no longer be available on Policies issued after May 16, 2015.



                  TOTAL ANNUAL OPERATING EXPENSES OF THE FUNDS(1)(2)(3)


      The next table describes the total annual portfolio operating expenses that you will pay while you own the Policy. The table shows the minimum and maximum expenses (as a percentage of Fund assets) charged by any of the Portfolios for the fiscal year ended December 31, 2014. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.



                                    CHARGE                                                     MINIMUM       MAXIMUM
         Total Annual Portfolio Operating Expenses (expenses that
         are deducted from Portfolio assets include management fees,
         distribution [and/or service] (12b-1) fees, and other expenses)                          %            %


      (1) The table showing the range of expenses for the Portfolios takes into account the expenses of the Ibbotson ETF Asset Allocation Portfolios and the Vanguard Total Stock Market Index Portfolio, each of which is a "fund of funds". "Fund of funds" portfolios purchase shares of other funds, each of which are referred to as an "Acquired Fund". A "fund of funds" has its own set of operating expenses, as does each of the Acquired Funds in which it invests. In the case of the Ibbotson ETF Asset Allocation Portfolios, the Acquired Funds are exchange traded funds of ETF's. In determining the range of the Portfolio expenses, we have taken into account the information received from Ibbotson and Vanguard on the combined actual expenses for each such

      "fund of funds," which include the pro rata portion of the fees and expenses incurred indirectly by any of the Ibbotson ETF Asset Allocation Portfolios or the Vanguard Total Stock Market Index Portfolio as a result of its investment in shares of one or more Acquired Funds. See the prospectuses for the Ibbotson ETF Asset Allocation Portfolios or the Vanguard Total Stock Market Index Portfolio for a presentation of the applicable Acquired Fund fees and expenses.
      (2) If the policy owner is deemed to have engaged in "market-timing" the Funds may assess redemption fees. See "Market-Timing and Disruptive Trading."

      (3) The maximum Total Annual Portfolio Company Operating Expense shown above is before any fee waivers or expense reimbursements. The fee waiver and expense reimbursement through December 31, 2014 was 0.59 percent, resulting in a net annual portfolio company operating expense of 1.47 percent for Morgan Stanley UIF Emerging Markets Equity Portfolio. Please see The Universal Institutional Funds, Inc. (Morgan Stanley) prospectus for additional information.



GENERAL DESCRIPTIONS

      MINNESOTA LIFE INSURANCE COMPANY

      We are Minnesota Life Insurance Company, a life insurance company organized under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 651-665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia, Puerto Rico and Guam.

      INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

      On June 11, 2007, our Board of Directors established the Minnesota Life Individual Variable Universal Life Account, as a separate account in accordance with Minnesota insurance law. The Account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"), but registration does not signify that the SEC supervises the management, or the investment practices or policies, of the Account. The Account meets the definition of a "separate account" under the federal securities laws.

      We are the legal owner of the assets in the Account. Minnesota Life is obligated to pay all amounts promised to policy owners and beneficiaries under the Policies. The Minnesota law under which the Account was established provides that the assets of the Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable universal life insurance policies for which the Account was established. The investment performance of the Account is entirely independent of both the investment performance of our general account and of any other separate account which we may have established or may later establish.


      The Account currently has 45 sub-accounts to which you may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.



      THE FUNDS

      Below is a list of the Portfolios and their investment adviser and/or sub-adviser, and investment objective. Prospectuses for the Portfolios accompany this prospectus. Prospectuses for the Portfolios contain more detailed information about each Portfolio, including discussion of the Portfolio's investment techniques and risks associated with its investments. No assurance can be given that a Portfolio will achieve its investment objective. You should carefully read the prospectuses for the Portfolios before investing in the Policy.

       NOTE: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.


                                                                         INVESTMENT
                          FUND/PORTFOLIO                           ADVISER AND SUB-ADVISER
       -----------------------------------------------    --------------------------------------
       AB VARIABLE PRODUCTS SERIES FUND, INC.
       International Value Portfolio -- Class A Shares    AllianceBernstein L.P.

       Dynamic Asset Allocation                           AllianceBernstein L.P.
       Portfolio -- Class B Shares



       ALPS VARIABLE INVESTMENT TRUST (IBBOTSON)
       Ibbotson Aggressive Growth ETF Asset               ALPS Advisors, Inc.
       Allocation Portfolio -- Class I Shares             SUB-ADVISER: Ibbotson Associates, Inc.

       Ibbotson Balanced ETF Asset                        ALPS Advisors, Inc.
       Allocation Portfolio -- Class I Shares             SUB-ADVISER: Ibbotson Associates, Inc.

       Ibbotson Conservative ETF Asset                    ALPS Advisors, Inc.
       Allocation Portfolio -- Class I Shares             SUB-ADVISER: Ibbotson Associates, Inc.

       Ibbotson Growth ETF Asset                          ALPS Advisors, Inc.
       Allocation Portfolio -- Class I Shares             SUB-ADVISER: Ibbotson Associates, Inc.

       Ibbotson Income and Growth ETF Asset               ALPS Advisors, Inc.
       Allocation Portfolio -- Class I Shares             SUB-ADVISER: Ibbotson Associates, Inc.

       FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
       Equity-Income Portfolio -- Initial Class           Fidelity Management & Research
       Shares                                             Company (FMR) is the fund's
                                                          manager. FMR Co., Inc. and other
                                                          affiliates of FMR serve as
                                                          sub-advisers for the fund.



       Mid Cap Portfolio -- Initial Class Shares          Fidelity Management & Research
                                                          Company (FMR) is the fund's
                                                          manager. FMR Co., Inc. and other
                                                          affiliates of FMR serve as
                                                          sub-advisers for the fund.

       FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
       Franklin Small Cap Value VIP Fund --               Franklin Advisory Services, LLC
       Class 1 Shares




       IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
       Ivy Funds VIP Asset Strategy                       Waddell & Reed Investment
                                                          Management Company

       Ivy Funds VIP Core Equity                          Waddell & Reed Investment
                                                          Management Company

       Ivy Funds VIP Global Natural Resources             Waddell & Reed Investment
                                                          Management Company SUB-ADVISER:
                                                          Mackenzie Financial
                                                          Management Company

       Ivy Funds VIP Growth                               Waddell & Reed Investment
                                                          Management Company

       Ivy Funds VIP International Core Equity            Waddell & Reed Investment
                                                          Management Company

       Ivy Funds VIP Pathfinder Moderate --               Waddell & Reed Investment
       Managed Volatility                                 Management Company
                                                          SUB-ADVISER: Advantus Capital
                                                          Management, Inc.




       Ivy Funds VIP Science and Technology               Waddell & Reed Investment
                                                          Management Company


                                                                      INVESTMENT
                          FUND/PORTFOLIO                               OBJECTIVE
       -----------------------------------------------    -------------------------------------
       AB VARIABLE PRODUCTS SERIES FUND, INC.
       International Value Portfolio -- Class A Shares    Seeks long-term growth of capital.

       Dynamic Asset Allocation                           The investment seeks to maximize
       Portfolio -- Class B Shares                        total return consistent with the
                                                          Adviser's determination of
                                                          reasonable risk.

       ALPS VARIABLE INVESTMENT TRUST (IBBOTSON)
       Ibbotson Aggressive Growth ETF Asset               Seeks capital appreciation.
       Allocation Portfolio -- Class I Shares

       Ibbotson Balanced ETF Asset                        Seeks capital appreciation
       Allocation Portfolio -- Class I Shares             and some current income.

       Ibbotson Conservative ETF Asset                    Seeks current income and
       Allocation Portfolio -- Class I Shares             preservation of capital.

       Ibbotson Growth ETF Asset                          Seeks capital appreciation.
       Allocation Portfolio -- Class I Shares

       Ibbotson Income and Growth ETF Asset               Seeks current income and
       Allocation Portfolio -- Class I Shares             capital appreciation.

       FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
       Equity-Income Portfolio -- Initial Class           Seeks reasonable income and the
       Shares                                             potential for capital appreciation.
                                                          The fund's goal is to achieve a yield
                                                          which exceeds the composite yield
                                                          on the securities comprising the
                                                          Standard & Poor's 500(SM) Index
                                                          (S&P 500(R)).

       Mid Cap Portfolio -- Initial Class Shares          Seeks long-term growth of capital.





       FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
       Franklin Small Cap Value VIP Fund --               Seeks long-term total return.
       Class 1 Shares                                     Under normal market conditions,
                                                          the fund invests at least 80% of its
                                                          net assets in investments of small
                                                          capitalization companies.

       IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
       Ivy Funds VIP Asset Strategy                       To seek to provide total return.


       Ivy Funds VIP Core Equity                          To seek to provide capital growth
                                                          and appreciation.

       Ivy Funds VIP Global Natural Resources             To seek to provide capital growth
                                                          and appreciation.



       Ivy Funds VIP Growth                               To seek to provide growth of
                                                          capital.

       Ivy Funds VIP International Core Equity            To seek to provide capital growth
                                                          and appreciation.

       Ivy Funds VIP Pathfinder Moderate --               To seek to provide total return
       Managed Volatility                                 consistent with a moderate level of
                                                          risk as compared to the other Ivy
                                                          Funds VIP Pathfinder Managed
                                                          Volatility Portfolios, while seeking
                                                          to manage volatility of investment
                                                          return.

       Ivy Funds VIP Science and Technology               To seek to provide growth of
                                                          capital.


                                                                       INVESTMENT                          INVESTMENT
                       FUND/PORTFOLIO                            ADVISER AND SUB-ADVISER                    OBJECTIVE
       -------------------------------------------      ------------------------------------  ------------------------------------
       JANUS ASPEN SERIES
       Janus Portfolio -- Institutional Shares          Janus Capital Management LLC          Seeks long-term growth of capital
                                                                                              consistent with the preservation of
                                                                                              capital.

       Overseas Portfolio -- Institutional Shares       Janus Capital Management LLC          Seeks long-term growth of capital.

       MFS(R) VARIABLE INSURANCE TRUST II
       MFS(R) International Value Fund --               MFS                                   To seek capital appreciation.
       Initial Class

       NORTHERN LIGHTS VARIABLE TRUST (TOPS)
       TOPS(R) Managed Risk Flex ETF Portfolio          ValMark Advisers, Inc.                Seeks to provide income and capital
                                                        SUB-ADVISER: Milliman, Inc.           appreciation with less volatility
                                                                                              than the fixed income and equity
                                                                                              markets as a whole.

       PIMCO VARIABLE INSURANCE TRUST
       PIMCO VIT Global Diversified Allocation          Pacific Investment                    Seeks to maximize risk-adjusted
       Portfolio -- Advisor Class Shares                Management Company LLC                total return relative to a blend of
                                                        ("PIMCO")                             60% MSCI World Index 40%
                                                                                              Barclays U.S. Aggregate Index.

       SECURIAN FUNDS TRUST
       SFT Advantus Bond Fund -- Class 1 Shares         Advantus Capital Management, Inc.     Seeks high level of long-term total
                                                                                              rate of return as is consistent with
                                                                                              prudent investment risk;
                                                                                              preservation of capital is a
                                                                                              secondary objective.

       SFT Advantus Index 400 Mid-Cap Fund --           Advantus Capital Management, Inc.     Seeks investment results generally
       Class 1 Shares                                                                         corresponding to the aggregate
                                                                                              price and dividend performance of
                                                                                              publicly traded stocks that comprise
                                                                                              the Standard & Poor's 400 MidCap
                                                                                              Index (the S&P 400).

       SFT Advantus Index 500 Fund --                   Advantus Capital Management, Inc.     Seeks investment results that
       Class 1 Shares                                                                         correspond generally to the price
                                                                                              and yield performance of common
                                                                                              stocks included in the Standard &
                                                                                              Poor's 500 Composite Stock Price
                                                                                              Index (the S&P 500).

       SFT Advantus International Bond Fund --          Advantus Capital Management, Inc.     Seeks to maximize current
       Class 1 Shares                                   SUB-ADVISER: Franklin Advisers, Inc.  income, consistent with the protection of principal.

       SFT Advantus Managed Volatility Fund             Advantus Capital Management, Inc.     Seeks to maximize risk-adjusted
                                                                                              total return relative to its blended
                                                                                              benchmark index comprised of
                                                                                              60% S&P 500 Index and 40%
                                                                                              Barclays U.S. Corporate Index
                                                                                              (the Benchmark Index).

       SFT Advantus Mortgage Securities Fund --         Advantus Capital Management, Inc.     Seeks high level of current income
       Class 1 Shares                                                                         consistent with prudent investment
                                                                                              risk.

       SFT Advantus Real Estate Securities Fund --      Advantus Capital Management, Inc.     Seeks above average income and
       Class 1 Shares                                                                         long-term growth of capital.

       SFT Ivy(R) Growth Fund                           Advantus Capital Management, Inc.     Seeks to provide growth of capital.
                                                        SUB-ADVISER: Waddell & Reed
                                                        Investment Management Company

       SFT Ivy(R) Small Cap Growth Fund                 Advantus Capital Management Inc.      Seeks to provide growth of capital.
                                                        SUB-ADVISER: Waddell & Reed
                                                        Investment Management Company

       SFT Pyramis(R) Core Equity Fund --               Advantus Capital Management, Inc.     Seeks long-term capital
       Class 2 Shares                                   SUB-ADVISER: Pyramis Global           appreciation.
                                                        Advisors, LLC

       SFT T. Rowe Price Value Fund                     Advantus Capital Management, Inc.     Seeks to provide long-term capital
                                                        SUB-ADVISER: T. Rowe Price            appreciation by investing in
                                                        Associates, Inc.                      common stocks believed to be
                                                                                              undervalued. Income is a
                                                                                              secondary objective.


                                                                        INVESTMENT                          INVESTMENT
                          FUND/PORTFOLIO                          ADVISER AND SUB-ADVISER                    OBJECTIVE
       ---------------------------------------           ------------------------------------  -------------------------------------
       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
       Morgan Stanley UIF Emerging Markets               Morgan Stanley Investment             Seeks long-term capital
       Equity Portfolio -- Class II Shares               Management Inc.                       appreciation by investing primarily
                                                                                               in growth-oriented equity securities
                                                                                               of issuers in emerging market
                                                                                               countries.

       VANGUARD(R) VARIABLE INSURANCE FUND
       Balanced Portfolio                                Wellington Management                 Seeks long-term capital appreciation
                                                         Company, LLP                          and reasonable current income.

       Capital Growth Portfolio                          PRIMECAP Management Company           Seeks long-term capital appreciation.

       Diversified Value Portfolio                       Barrow, Hanley,                       Seeks long-term capital appreciation
                                                         Mewhinney & Strauss, Inc.             and income.

       Equity Income Portfolio                           Wellington Management                 Seeks above-average level of current
                                                         Company, LLP                          income and reasonable long-term
                                                                                               capital appreciation.

       High Yield Bond Portfolio                         Wellington Management                 Seeks high level of current income.
                                                         Company, LLP

       International Portfolio                           Schroder Investment Management        Seeks long-term capital appreciation.
                                                         North America, Inc. and Baillie
                                                         Gifford Overseas Ltd

       Money Market Portfolio                            The Vanguard Group, Inc.              Seeks current income while
                                                                                               maintaining liquidity and a stable
                                                                                               share price of $1.

       Short-Term Investment-Grade Portfolio             The Vanguard Group, Inc.              Seeks current income while
                                                                                               maintaining limited price volatility.

       Small Company Growth Portfolio                    Granahan Investment                   Seeks long-term capital appreciation.
                                                         Management, Inc. and Grantham,
                                                         Mayo, Van Otterloo & Co. LLC

       Total Bond Market Index Portfolio                 The Vanguard Group, Inc.              Seeks to track the performance of a
                                                                                               broad, market-weighted bond
                                                                                               index.

       Total Stock Market Index Portfolio                The Vanguard Group, Inc.              Seeks to track the performance of a
                                                                                               benchmark index that measures the
                                                                                               investment return of the overall
                                                                                               stock market.


       ADDITIONS, DELETIONS OR SUBSTITUTIONS

       We reserve the right to add, combine or remove any sub-accounts of the Account and to transfer the assets of one or more sub-accounts to any other sub-account as permitted by law. Each additional sub-account will purchase shares in a new Portfolio or mutual fund. Such sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the Account. New investment options will be made available to existing policy owners as we determine in our sole discretion.

       We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the Account. If investment in a Fund Portfolio should no longer be possible or if we determine it becomes inappropriate for Policies of this class, we may substitute another mutual fund or Portfolio for a sub-account. Substitution may be made with respect to existing accumulation values and future premium payments. A substitution may be made only with any necessary approval of the SEC.

       We reserve the right to transfer assets of the Account as determined by us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and the SEC.

       We also reserve the right, when permitted by law, to de-register the Account under the 1940 Act, to restrict or eliminate any voting rights of the policy owners, to combine the Account with one or more of our other separate accounts, operate the Account or a sub-account as either a unit investment trust or management company under the 1940 Act, or in any other form allowed by law, terminate and/or liquidate the Account, and make any changes to the Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any applicable federal or state laws.

      The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.


      THE GUARANTEED INTEREST ACCOUNT AND THE LOAN ACCOUNT

      The guaranteed interest account and the loan account are part of our general account. Our general account consists of all assets owned by us other than those in the Account and any other separate accounts which we may establish.

      Because of exemptive and exclusionary provisions, interests in our general account have not been registered as securities under the Securities Act of 1933, and the general account has not been registered as an investment company under the 1940 Act. However, disclosures regarding the guaranteed interest account and the loan account may be subject to certain generally applicable provisions of the Federal Securities Laws relating to the accuracy and completeness of statements made in prospectuses.

      The guaranteed interest account and the loan account are those portions of our general assets which are attributable to the Policy and other policies of its class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of policies of this class. Allocations to the guaranteed interest account and the loan account become part of our general assets and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed interest account and the loan account. Policy owners do not share in the actual investment experience of the assets in the general account.

      The general account is not segregated or insulated from the claims of insurance company creditors. INVESTORS LOOK TO THE FINANCIAL STRENGTH OF THE INSURANCE COMPANY FOR ITS INSURANCE GUARANTEES. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

      You may allocate a portion or all of the net premiums or transfer accumulation value from the sub-accounts of the Account to accumulate at a fixed rate of interest in the guaranteed interest account. We guarantee such amounts as to principal and a minimum rate of interest. Transfers to and from the guaranteed interest account to the sub-accounts of the Account are subject to certain limitations with respect to timing and amount. These limitations are described under the "Transfers" section of this prospectus.


      GUARANTEED INTEREST ACCOUNT VALUE    We bear the full investment risk for
      amounts allocated to the guaranteed interest account. For policies issued prior to May 16, 2015 we guarantee that interest credited to each policy owner's accumulation value in the guaranteed interest account will not be less than an annual rate of 3 percent without regard to the actual investment experience of the guaranteed interest account. For policies issued after May 16, 2015 we guarantee that interest credited to each policy owner's accumulation value in the guaranteed interest account will not be less than an annual rate of 2 percent without regard to the actual investment experience of the guaranteed interest account. We may, at our sole discretion, credit a higher rate of interest, "excess interest," although we are not obligated to credit interest in excess of the guaranteed rate, and may not do so. Any interest credited on the Policy's accumulation value in the guaranteed interest account in excess of the guaranteed minimum rate will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.


      LOAN ACCOUNT VALUE    We bear the full investment risk for amounts
      allocated to the loan account. The loan account accumulation value is the sum of all policy loans, less all policy loan repayments. This amount will be increased by any loan account interest and reduced by any loan account interest allocated to the guaranteed interest account or the separate account. The loan account accumulation value will be credited daily with an annual rate of interest of not less than 3 percent. Any interest credited on the Policy's accumulation value in the loan account in excess of the guaranteed minimum rate will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.


      PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

      We pay the costs of selling Policies, some of which are described in more detail in the "Compensation Paid for the Sale of Policies" section of this prospectus. Sale of the Policies benefits the Funds by providing increased distribution of the shares of the Funds. The Funds, or their investment advisers or principal underwriters, may pay us (or our affiliates) a fee for the purpose of reimbursing us for the costs of certain distribution or operational services that we provide and that benefit the Funds. Payments from an underlying fund that relate to distribution services are made pursuant to the Fund's 12b-1 plan, under which the payments are deducted from the Fund's assets and described in the fee table included in the Fund's prospectus. The 12b-1 payments from underlying funds range in amount from 0 percent to 0.25 percent of fund assets held in the Account.

      In addition, payments may be made pursuant to service/administration agreements between us (or our affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. Service and administrative payments are paid to us or our affiliates for such things as our aggregation of all policy owner purchase, redemption, and transfer requests within the sub-accounts of the Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Account aggregates such transactions through the Account's omnibus account with an underlying mutual fund, the Fund avoids the expenses associated with processing individual transactions. Service and administrative payments received by us or our affiliates range in amount from 0 percent to 0.20 percent of fund assets held in the Account.



INFORMATION ABOUT THE POLICY


      VARIABLE UNIVERSAL LIFE INSURANCE

      This Policy is a universal life insurance policy which permits you to determine the amount of life insurance protection and the amount of premiums you plan to pay. Universal life allows you the flexibility to customize a Policy to meet your needs and to change your Policy after issue to meet your changing needs and objectives. You may change the face amount and planned premium subject to the limitations described herein, so long as the Policy remains in force.

      FLEXIBILITY AT ISSUE    Subject to certain minimums, maximums and our
      underwriting standards, you may choose any level of premium or death benefit that you wish. Under the Policy, the highest premium permitted at the time of issue, for a specific death benefit, is one which is allowed under the Code for the Policy to qualify as life insurance. The smallest premium that we will accept at the time of issue is the initial minimum premium (shown on your policy data pages). The amount of the initial minimum premium will depend on the Policy's initial face amount, the death benefit option; the insured's age at issue, gender, risk classification and any additional benefit agreements chosen. The minimum initial face amount is $100,000.


      If your Policy is issued with the Death Benefit Guarantee Agreement, you must allocate premiums to any of the Ibbotson ETF Asset Allocation Portfolios or to the Guaranteed Interest Account. Your allocation of premium may be made in any combination or percentages to those accounts. Policies issued after August 19, 2013 with the Death Benefit Guarantee Agreement, may have premium limitations. Please see "SUPPLEMENTAL AGREEMENTS -- DEATH BENEFIT GUARANTEE AGREEMENT" for more information.



      POLICY CHANGES

      The Policy allows you to change the face amount or the death benefit option of the Policy after it has been issued, subject to the limitations described more fully below. Changes in face amount or the death benefit option are referred to as policy changes. A partial surrender of a Policy's accumulation value or a change in risk classification are also policy changes. You may make one policy change or a combination of policy changes at one time. Policy changes may only be made after the first policy year.

      A request to change your Policy's face amount must be made within the insured's lifetime. The minimum change in face amount must be at least $5,000 except for face amount changes which are the result of a partial surrender.

      You must submit an application to us at our home office to increase the face amount. The application must include evidence of insurability satisfactory to us. The effective date of the increase in face amount will be the first monthly policy anniversary on or following the date we approve the increase in face amount. Policy face increases made pursuant to the Guaranteed Insurability Option or the Inflation Agreement will not require evidence of insurability and must be made under the terms of those agreements.

      To decrease your face amount, you must send to us at our home office a written request. The initial face amount or any subsequent increase in face amount may be decreased if it has been in force for at least one year. The effective date of the decrease will be the first monthly policy anniversary on or following the date we approve your written request.

      If there have been prior increases in face amount, any decrease in face amount will be made in the following order:

           1.  first, from the most recent increase in face amount;

           2. second, from increases in face amount in the reverse order in which they were added; and

           3.  finally, the initial face amount.

      If a face amount decrease would cause your Policy to be disqualified as life insurance under the Code, we will not approve your request. Unless you have specified otherwise in writing, we will not approve a face amount decrease that would cause your Policy to be classified as a modified endowment contract under the Code or to have other tax consequences. See "Federal Tax Status."

      If you have chosen the Level Option death benefit and request a partial surrender, we will reduce the face amount of the Policy by the amount of the partial surrender. A partial surrender will not result in a reduction in the face amount of your Policy if either the Increasing Option or Sum of Premiums Option death benefit is in effect.

      If your Policy is issued with the Death Benefit Guarantee Agreement, transfers may only be made between the Ibbotson ETF Asset Allocation Portfolios and the Guaranteed Interest Account. Transfers to other sub-accounts will not be allowed as long as the Death Benefit Guarantee Agreement is in effect.

      If you have added the LTC Agreement, when you make a claim and we pay a long term care benefit, your claim will include an instruction for us to automatically transfer all of your Policy's accumulation value that is in the Account to the guaranteed interest account. As long as we are paying long term care benefits, you will only be able to allocate premium payments to the Guaranteed Interest Account.

      Whenever a policy change is made, we will provide you with new policy data pages. The policy data pages will identify any new face amount, death benefit option, risk class, planned premium or age of the insured.

      Policy changes may only be made on a monthly anniversary of the policy date. Once on any given monthly policy anniversary, you may make one or a combination of policy changes. You may request a policy change by completing an application for change. Your policy change will be effective on the first monthly policy anniversary on or after the date we approve the policy change.

      TRANSACTION REQUESTS    We process requests for financial transactions
      and certain non-financial transactions under the Policy on the Valuation Date we receive your request at our home office in good order. This means that if we receive your request for a financial transaction prior to 3:00 p.m. Central time on a Valuation Date, or prior to the end of a Valuation Date, we will process the request at the unit values determined as of the end of that Valuation Date. If we receive your request for a financial transaction at or after 3:00 p.m. Central time, or after the end of a Valuation Date, or on a non-Valuation Date, we will process the request at the unit values determined as of the end of the next Valuation Date. We apply the same cutoff times for processing requests for certain non-financial transactions as well.

      Financial transactions include premium payments, surrenders, partial surrenders, transfers, policy changes and policy loans. Non-financial transactions subject to the same cutoff times as financial transactions include changes in allocation of net premium payments among investment options. Requests for surrenders, partial surrenders and policy changes must be made in writing and signed by you. Requests for transfers, policy loans and changes in the allocation of net premium payments may be made in writing or via telephone by you, or if authorized by you, your agent may make a request for transfer or policy loan by telephone. Written requests may be submitted to us by mail or by facsimile (FAX) transmission at 651-665-6955. Telephone requests may be made by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours. Requests for one-time transfer, one-time rebalance, and allocation of net premium changes may also be submitted through our internet eService Center at www.securianservice.com. We treat requests made via telephone, facsimile
      (FAX) and via our eService Center as received once the call or transmission ends. We treat requests submitted via mail as received when received in the mailroom of our home office.


      PROOF OF INSURABILITY    We require proof of insurability for all policy
      changes resulting in an increase in death benefit, except for increases made pursuant to an additional agreement. In addition, we require proof of insurability for partial surrenders where, at the request of the policy owner, no reduction is made in the Policy's death benefit. Decreases in face amount do not require evidence of insurability.

      We may also require evidence of insurability to change the risk classification of the insured or to add additional agreements to the Policy.

      CHARGE FOR POLICY CHANGE    Currently, we will assess a $60 charge to
      cover the administrative costs associated with processing a policy change and in no event will we increase the charge to more than $100. If, however, the only policy change is a partial surrender, we will assess a transaction charge equal to 2 percent of the amount surrendered, not to exceed $25. Because of the underwriting and selling expenses associated with any policy change resulting in an increase in face amount, we will assess a Policy Issue Charge for such a change. See "Policy Charges."


      APPLICATIONS AND POLICY ISSUE

      You must send a completed application and an initial premium payment to us at our home office to purchase the Policy. Before issuing a Policy, we will require evidence of insurability of the insured satisfactory to us, which in some cases will require a medical examination. The Policy is only available for insureds between issue ages 0-90. Our approval of an application is subject to our underwriting rules and we reserve the right to reject an application for any reason.

      If the application is accompanied by a check for at least the initial minimum premium and we approve the application, the policy date will be the issue date, which is the date we approve the application and issue the Policy. We use the policy date to determine subsequent monthly policy anniversaries.

      If we approve an application that is not accompanied by a check for the initial minimum premium, we may issue the Policy with a policy date which is 28 days after the issue date. Life insurance coverage will not begin until the initial minimum premium is paid. If the initial minimum premium is paid after the policy date (and the policy date is not changed as described below), you will have paid for insurance coverage during a period when no coverage was in force. In that circumstance you may request that the policy date be the date on which our home office receives the initial minimum premium. We will forward to you updated policy pages to reflect the change in policy date. You must make such request at or prior to the time you pay the initial minimum premium.

      In certain cases it may be to your advantage to have the policy date be the same as the issue date in order to preserve an issue age of the insured to provide more favorable cost of insurance rates. In that case, the initial minimum premium must be paid when the Policy is delivered to you. When the Policy is issued, the face amount, planned premium, death benefit option, and any additional agreements chosen will be listed on the policy data pages.


      SPECIAL PURCHASE PLANS.    Corporations purchasing Policies as part of an
      arrangement insuring multiple lives may add the Corporate Enhanced Values Agreement to their Policies. The Corporate Enhanced Values Agreement waives the Surrender Charge and provides an Enhancement Benefit for Policies surrendered under certain situations. For more information see "Supplemental Agreements -- Corporate Enhanced Values Agreement" and the Statement of Additional Information.



      POLICY PREMIUMS

      The amount of the initial minimum premium will depend on the Policy's initial face amount, the death benefit option, the insured's age at issue, gender, risk classification and any additional benefit agreements chosen. The initial minimum premium is due as of the policy date and must be paid on or before the date your Policy is delivered. Between the date we receive the initial minimum premium for the Policy and the date insurance coverage commences under the Policy, the life of the insured may be covered under the terms of a temporary insurance agreement. You may request temporary insurance coverage at the time of application in an amount up to $250,000. In order to receive such coverage, you must meet certain insurability requirements at the date of application, complete the application and pay the initial minimum premium. You may call or write us at our home office to obtain additional information regarding coverage under a temporary insurance agreement or the application of your initial minimum premium.


      All premiums after the initial minimum premium should be mailed to us at our home office. You may also elect to have premiums paid monthly under our automatic payment plan through pre-authorized transfers from your account at a bank or other financial institution, or if you meet the requirements to establish a group billing plan through your employer. You may make an online payment to pay a premium that is due through our internet eService Center at www.securianservice.com.


      Any premium payment after the initial minimum premium must be at least $50; for premiums paid under an automatic payment plan, the minimum premium payment must be at least $25. You may pay premiums at any time. We reserve the right to require evidence of insurability satisfactory to us for any premium payment that would result in an immediate increase in the net amount at risk under the Policy.

      When you apply for a Policy, you may elect to pay a planned premium which is shown on the policy data pages. We will send you a notice for the planned premium at the frequency shown on the policy data pages. You may request that we send you notices once a year, twice a year or four times a year. The amount of the planned premium and frequency you have chosen will be identified on the notice. You may change the amount and frequency of your planned premium payment at any time by written request. PAYMENT OF A PLANNED PREMIUM DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.


      You may also pay your Planned Premium using the Premium Deposit Account Agreement. Under the Premium Deposit Account Agreement, you can make up to three payments that will be held in a Premium Deposit Account, a part of our General Account, and use those payments and interest credited on those payments to pay your Planned Premiums for up to ten years from the date of the payment. We will credit an annual rate of interest at least equal to a minimum annual rate of interest of 0.50% (the "PDA Minimum Rate") on each payment to the Premium Deposit Account. The PDA Minimum Rate will be in effect for the duration the payment remains in the Premium Deposit Account. In our sole discretion, we may credit an annual rate of interest higher than the PDA Minimum Rate on a payment to the Premium Deposit Account. We will send you a confirmation for each deposit you make to the Premium Deposit Account. The confirmation will indicate the annual rate of interest that is in effect for that deposit. For more information about the Premium Deposit Account Agreement see "Supplemental Agreements -- Premium Deposit Account Agreement."


      We intend that this Policy will qualify as a life insurance policy as defined by Code Section 7702. In order to maintain such qualification, we reserve the right to increase the amount of insurance on the insured, to return any excess accumulation value or premium, or to limit the amount of premium we will accept. There may be tax consequences to you if we must return part of the accumulation value in order to maintain the Policy's status as life insurance. See "Federal Tax Status." In the event the death benefit is increased to maintain qualification as a life insurance policy, we may make appropriate adjustments to any monthly charges or supplemental benefits that are consistent with such increase. In addition, unless you have specified otherwise in writing, if the payment of a premium would cause your Policy to be classified as a modified endowment contract under the Code, we will not accept a payment in excess of the amount that causes your Policy to become a modified endowment contract. See "Federal Tax Status." In rare situations, if we receive and allocate your premium prior to the Policy's anniversary date, your Policy would become a modified endowment contract (MEC). In that event, unless you have specified otherwise in writing, to prevent your Policy from becoming a MEC, we will hold your premium in a non-interest bearing account until its anniversary date. On the anniversary date, we will allocate your premium to the Guaranteed Interest Account or the sub-accounts of the Minnesota Life Individual Variable Universal Life Account according to your instructions.

      We assess a Premium Charge against each premium payment. The premium less the Premium Charge results in the net premium. Net premiums are allocated to the guaranteed interest account or sub-accounts of the Account which sub-accounts, in turn, invest in shares of the Portfolios.


      You must designate the allocation of net premiums on your application for the Policy. You may change your allocation instructions for future premium payments by forwarding to us a signed written request, or by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours, via facsimile (FAX) at 651-665-6955, and via our eService Center at www.securianservice.com. The allocation of net premiums to the guaranteed interest account or to any sub-account of the Account must be in multiples of 1 percent of the net premium.


      We reserve the right to delay the allocation of net premiums to the sub-accounts you designated for a period of up to 30 days after issuance of the Policy or after a policy change. In no event will any such delay extend beyond the free look period that applies in the state in which the Policy is issued. If we exercise this right, we will allocate net premiums to the guaranteed interest account until the end of the free look period. This right, which as of the date of the prospectus has not been implemented, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce our market risk during the free look period.

      We also reserve the right to restrict the allocation of net premiums to the guaranteed interest account. If we do so, no more than 25 percent of the net premium may be allocated to the guaranteed interest account. In addition, we reserve the right to further restrict the allocation of net premiums to the guaranteed interest account if the current interest rate we credit to the guaranteed interest account equals the minimum guaranteed interest rate. Currently, we do not exercise these restrictions.

      If mandated under applicable law, we may reject a premium. We may also provide information about a policy owner and a policy owner's account to government regulators.

      We reserve the right to refuse a premium payment if appropriate under our policies related to anti-money laundering or stranger owned life insurance policies. This means that if we exercise these rights, you will be required to comply with our anti-money laundering or stranger owned life insurance policies before we will accept additional premium payments from you. We will continue to take all Policy charges applicable to the Policy and optional agreements from the Policy accumulation value, which may result in your Policy terminating. You should consider these premium payment limitations, and all other limitations in this Policy, and how they may impact your long-term financial plans, especially since this Policy provides a death benefit that will only be payable if the Policy is still in force at the insured's death.

      If we exercise these rights, there will be no impact to premium payments received prior to the effective date of the limitation. In addition, Policy accumulation value and optional agreements will not be affected by the restriction, but Policy charges will continue to apply. We will apply these limitations in a non-discriminatory manner. See "Policy Loans -- Termination" and "Policy Charges."


      For Policies issued after August 19, 2013 and where you elected the Death Benefit Guarantee Agreement, we may limit the amount of premium you may pay under the Policy. Please see "SUPPLEMENTAL AGREEMENTS -- DEATH BENEFIT GUARANTEE AGREEMENT" for more information.


      SUB-ACCOUNT ALLOCATION    If your Policy is issued with the Death Benefit
      Guarantee Agreement, you must allocate your premium payments to the Guaranteed Interest Account or one of the following Financial Advisors Variable Insurance Trust (Ibbotson) ETF Portfolios; the Ibbotson Aggressive Growth ETF Asset Allocation Portfolio, the Ibbotson Balanced ETF Asset Allocation Portfolio, the Ibbotson Conservative ETF Asset Allocation Portfolio, the Ibbotson Growth ETF Asset Allocation Portfolio, or the Ibbotson Income and Growth ETF Asset Allocation Portfolio. Your allocation of premium may be made in any combination among those accounts. The policy owner may elect to change from any one of the current Ibbotson ETF Asset Allocation Portfolios to any other combination of Ibbotson ETF Asset Allocation Portfolios. Subsequent transfers among these accounts will be subject to our policies regarding transfers among the sub-accounts. See "Transfers." We reserve the right to add, delete or modify the Portfolios which may be used.

      You will be required to terminate the Death Benefit Guarantee Agreement prior to allocating premium payments to or making a transfer to a sub-account other than the Ibbotson ETF Asset Allocation Portfolios or the Guaranteed Interest Account.

      Each of the Ibbotson ETF Asset Allocation Portfolios is a Fund of Funds. Each portfolio invests in underlying exchange traded funds, also called "ETFs." The risks and objectives of each portfolio are described in detail in the Financial Investors Variable Insurance Trust prospectus which is part of the underlying funds prospectus.

      Each ETF Asset Allocation Portfolio is designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not insure a profit or protect against loss in a declining market.

      If you make premium payments while benefits are being paid on the LTC Agreement, you will only be able to allocate premium payments to the Guaranteed Interest Account.


      FREE LOOK

      It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may request to cancel the Policy and return the Policy to us or your agent within 30 days after you receive it. We will send to you within seven days of the date we receive your notice of cancellation and the Policy, the greater of (1) a full refund of the premiums you have paid, or (2) the surrender value of the Policy.

      If the Policy is changed, as described under the "Policy Changes" section of this prospectus, and if the change results in an increase in face amount and/or the addition of any agreements, you will have a right to examine the changed Policy and you may return the changed Policy within 30 days after you receive it. If you return the changed Policy, the face amount increase and/or additional agreements will be cancelled, and the Policy will continue in force.


      ACCUMULATION VALUE

      Your Policy's accumulation value equals your investment in the guaranteed interest account and the sub-accounts of the Account, plus any collateral held in the loan account for any loans you have taken. The accumulation value of the Policy varies with the investment experience of the guaranteed interest account and the sub-accounts of the Account.

      Unlike a traditional fixed benefit life insurance policy, your Policy's accumulation value cannot be determined in advance, even if you pay premiums as planned, because the separate account accumulation value varies daily with the investment performance of the sub-accounts. Even if you continue to pay premiums as planned, the separate account accumulation value of your Policy could decline to zero because of unfavorable investment experience and the assessment of charges.


      Upon request, we will tell you the accumulation value of your Policy. We will also send to you a report each year on the policy anniversary advising you of your Policy's accumulation value, the face amount and the death benefit as of the date of the report. It will also summarize your Policy transactions during the year. The information will be current as of a date within two months of its mailing. You may also access information regarding your Policy's accumulation value through our eService Center at www.securianservice.com.


      GUARANTEED INTEREST ACCOUNT ACCUMULATION VALUE    The guaranteed interest
      account accumulation value of your Policy equals the sum of the following:

          - the net premiums you allocate to the guaranteed interest account;

          - plus, any interest credited thereto, any loan repayments, any transfers of accumulation value from the sub-accounts of the Account and any allocation of loan account interest; and

          - less, any policy loans, partial surrenders, transfers of accumulation value to the sub-accounts of the Account and policy charges.

      SEPARATE ACCOUNT ACCUMULATION VALUE    The separate account accumulation
      value of your Policy is not guaranteed. We determine your Policy's separate account accumulation value by multiplying the current number of sub-account units for each sub-account in which you are invested by the current sub-account Unit Value for that sub-account and adding those values together. A sub-account unit is a measure of your Policy's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units credited is determined as of the end of the Valuation Date on which we receive your premium at our home office.

      Once determined, the number of units credited to your Policy will not be affected by changes in sub-account Unit Values. However, the number of units in a sub-account will be increased by the allocation of subsequent net premiums, loan repayments, transfers and loan account interest to the sub-account. The number of units will be decreased by policy charges, policy loans, transfers and partial surrenders from the sub-account. The number of units in a sub-account will decrease to zero if the Policy is surrendered or terminated.

      The Unit Value of a sub-account will be determined on each Valuation Date. The amount of any increase or decrease will depend on the net investment experience of the sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first Valuation Date. For any subsequent Valuation Date, its value is equal to its value on the preceding Valuation Date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent Valuation Date.

      The net investment factor is a measure of the net investment experience of a sub-account. The net investment factor for a valuation period is: the gross investment rate for such valuation period, plus any unit value credit under the Policy. We determine periodically whether Unit Value Credits apply. Unit Value Credits are not guaranteed. For any period we apply a Unit Value Credit, we will apply the credit each day when we calculate the Unit Value for the sub-account.

      The gross investment rate is equal to:

           1. the net asset value per share of a Fund share held in the sub-account of the Account determined at the end of the current valuation period; plus

           2. the per share amount of any dividend or capital gain distributions by the Fund if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

           3. the net asset value per share of that Fund share held in the sub-account determined at the end of the preceding valuation period.

      The table below describes the annual unit value credit that we may, in our sole discretion, apply to each sub-account of the Account. The annual unit value credit is expressed as a percentage of average annual Portfolio assets held by the sub-account. The amount of the unit value credit we may apply varies among sub-accounts and some sub-accounts may receive larger unit value credits than other sub-accounts. Some sub-accounts are not eligible for a unit value credit. Our payment of unit value credits may be discontinued at any time.


                                                                                                     ANNUAL UNIT
                                                                                                        VALUE
      SUB-ACCOUNT                                                                                      CREDIT
      -------------------------------------------------------------------------------               -------------

      AB Dynamic Asset Allocation Portfolio - Class B Shares
      AB International Value Portfolio - Class A Shares                                                 0.00
      Fidelity(R) Equity-Income Portfolio - Initial Class Shares                                        0.10
      Fidelity(R) Mid Cap Portfolio - Initial Class Shares                                              0.10
      Franklin Small Cap Value VIP Fund - Class 1 Shares                                                0.15
      Ibbotson Aggressive Growth ETF Asset Allocation Portfolio - Class I Shares                        0.12
      Ibbotson Balanced ETF Asset Allocation Portfolio - Class I Shares                                 0.12
      Ibbotson Conservative ETF Asset Allocation Portfolio - Class I Shares                             0.12
      Ibbotson Growth ETF Asset Allocation Portfolio - Class I Shares                                   0.12
      Ibbotson Income and Growth ETF Asset Allocation Portfolio - Class I Shares                        0.12
      Ivy Funds VIP Asset Strategy                                                                      0.45
      Ivy Funds VIP Core Equity                                                                         0.45
      Ivy Funds VIP Global Natural Resources                                                            0.45
      Ivy Funds VIP Growth                                                                              0.45
      Ivy Funds VIP International Core Equity                                                           0.45
      Ivy Funds VIP Pathfinder Moderate - Managed Volatility

                                                                                                     ANNUAL UNIT
                                                                                                        VALUE
      SUB-ACCOUNT                                                                                      CREDIT
      ----------------------------------------------------------------------------                 --------------

      Ivy Funds VIP Science and Technology                                                              0.45
      MFS(R) VIT II International Value Portfolio - Initial Class
      PIMCO VIT Global Diversified Allocation Portfolio - Advisor Class Shares
      Janus Aspen Janus Portfolio - Institutional Shares                                                0.00
      Janus Aspen Overseas Portfolio - Institutional Shares                                             0.00
      SFT Advantus Bond Fund - Class 1 Shares                                                           0.05
      SFT Advantus Index 400 Mid-Cap Fund - Class 1 Shares                                              0.05
      SFT Advantus Index 500 Fund - Class 1 Shares                                                      0.10
      SFT Advantus International Bond Fund - Class 1 Shares                                             0.00
      SFT Advantus Managed Volatility Fund
      SFT Advantus Mortgage Securities Fund - Class 1 Shares                                            0.05
      SFT Advantus Real Estate Securities Fund - Class 1 Shares                                         0.10
      SFT Ivy(R) Growth Fund
      SFT Ivy(R) Small Cap Growth Fund
      SFT Pyramis(R) Core Equity Fund - Class 1 Shares
      SFT T. Rowe Price Value Fund
      TOPS(R) Managed Risk Flex ETF Portfolio
      UIF Emerging Markets Equity Portfolio - Class II Shares (Morgan Stanley)                          0.35
      Vanguard(R) Balanced Portfolio                                                                    0.00
      Vanguard(R) Capital Growth Portfolio                                                              0.00
      Vanguard(R) Diversified Value Portfolio                                                           0.00
      Vanguard(R) Equity Income Portfolio                                                               0.00
      Vanguard(R) High Yield Bond Portfolio                                                             0.00
      Vanguard(R) International Portfolio                                                               0.00
      Vanguard(R) Money Market Portfolio                                                                0.00
      Vanguard(R) Short-Term Investment-Grade Portfolio                                                 0.00
      Vanguard(R) Small Company Growth Portfolio                                                        0.00
      Vanguard(R) Total Bond Market Index Portfolio                                                     0.00
      Vanguard(R) Total Stock Market Index Portfolio                                                    0.00


      We determine the value of the units in each sub-account on each day on which the corresponding Portfolio values its shares. In general, the net asset value of each Portfolio's shares is computed once daily as of the closing time for business on the New York Stock Exchange (typically 3:00 p.m. Central time).

      Some investment advisers to the Funds or their affiliates have an agreement with us or our affiliates to pay us or our affiliates for administrative, recordkeeping and shareholder services we provide to the Funds' Portfolios. We or our affiliates may also receive payments from the Funds, their investment advisers or principal underwriters to reimburse us for the costs of certain distribution or operational services that we perform and that benefit the Funds' Portfolios. See "Payments Made by Underlying Mutual Funds." The unit value credit represents a portion of or all of these amounts that we or our affiliates may receive that we may, in our sole discretion, apply to the sub-accounts that invest in the

      Funds' Portfolios. We will only provide unit value credits to a sub-account where the corresponding investment option, the investment adviser of that investment option or their affiliates compensate us or our affiliates for providing such services. Our decision to provide unit value credits to certain sub-accounts depends upon a number of factors, including, but not limited to, the level of assets held in the Guaranteed Interest Account, prevailing market interest rates, and anticipated future expenses and anticipated future revenues from variable contract operation. From time to time some of these arrangements may be renegotiated so that we receive a different payment than previously paid. These fee arrangements do not result in any additional charges to policy owners.

      All unit value credits and any gains or losses attributable to such amounts are treated as earnings under the Policy for tax purposes.

      LOAN ACCOUNT ACCUMULATION VALUE    The loan account accumulation value of
      your Policy equals the sum of the following:

           - all policy loans less all policy loan repayments;

           - plus, any loan account interest; and

           - less, any loan account interest allocated to the guaranteed interest account or the Account.

      We credit interest on the loan account accumulation value daily at an annual rate of interest of not less than 3 percent. We may, at our sole discretion, credit interest at a higher rate.


      TRANSFERS

      You may transfer accumulation value between the guaranteed interest account and the sub-accounts of the Account and among the sub-accounts. You may request a transfer or rebalance of accumulation value at any time while the Policy remains in force, and you may arrange in advance for systematic rebalance or dollar cost averaging. A rebalance re-allocates your accumulation value on a one-time or systematic basis; dollar cost averaging is a systematic transfer of accumulation value form one or more sub-account(s) to one or more other sub-account(s). Following your instructions as to the percentage of your accumulation value you wish to have in each of your sub-accounts, we will transfer amounts to and from those accounts to achieve the percentages you desire. We determine the amount you have available for transfers at the end of the Valuation Date on which we receive your request at our home office. Your request for transfer may be made in writing or you, or your agent if authorized by you, may make a request for transfer by telephone. To do so, you may call us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours. You may also submit your request for transfer to us by facsimile (FAX) transmission at 651-665-6955. You may also request a one-time transfer or rebalance through our eService Center.

      We process transfers based on the unit values determined at the end of the Valuation Date on which we receive your request for transfer at our home office. This means that if we receive your request for transfer prior to 3:00 p.m. Central time on a Valuation Date, or prior to the end of a Valuation Date, we will process the request at the unit values determined as of that Valuation Date. If we receive your request for transfer at or after 3:00 p.m. Central time, or after the end of a Valuation Date, or on a non-Valuation Date, we will process the request at the unit values determined as of the following Valuation Date. We treat transfer requests made via telephone and facsimile (FAX) as received once the call or transmission ends.

      You may transfer accumulation value among the sub-accounts an unlimited number of times in a policy year, subject to our limitations on market-timing and frequent trading activities and Portfolio limitations on the frequent purchase and redemption of shares. We reserve the right to limit transfers to and from the guaranteed interest account to one transfer per policy year. We also reserve the right to restrict the dollar amount of any transfer to or from the guaranteed interest account.

      The transfer transaction charge is guaranteed not to exceed $25. For purposes of assessing the charge, we consider all telephone, facsimile, written and/or eService Center requests processed on the same day to be one transfer, regardless of the number of sub-accounts (or guaranteed interest account) affected by the transfer(s). We currently do not assess a transfer transaction charge.

      We impose other restrictions on transfers. We reserve the right to require that the amount transferred to or from a sub-account or the guaranteed interest account be at least $250. If the accumulation value in a sub-account or the guaranteed interest account from which a transfer is to be made is less than $250, the entire accumulation value attributable to the sub-account or the guaranteed interest account must be transferred. If a transfer would reduce the accumulation value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining sub-account accumulation value in the amount transferred.

      If your Policy is issued with the Death Benefit Guarantee Agreement, transfers may only be made between the Ibbotson ETF Asset Allocation Portfolios and the Guaranteed Interest Account. Transfers to other sub-accounts will not be allowed as long as the Death Benefit Guarantee Agreement is in effect.

      If you have added the LTC Agreement, when you make a claim and we pay a long term care benefit, your claim will include an instruction for us to automatically transfer all of your Policy's accumulation value that is in the Account to the Guaranteed Interest Account. As long as we are paying long term care benefits, you will only be able to allocate premium payments to the Guaranteed Interest Account.

      TELEPHONE TRANSFERS    A request for transfer submitted to us via
      telephone is subject to the same conditions and procedures as would apply to a written transfer request. However, during periods of marked economic or market changes, you may have difficulty due to a heavy volume of telephone calls. In those circumstances, you should consider submitting a written transfer request while continuing to attempt to contact us via telephone. We reserve the right to restrict the frequency of, or otherwise modify, condition or terminate telephone transfer privileges. For more information on telephone transactions, contact us at our home office or at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time.

      With all telephone transactions, we will employ reasonable procedures to satisfy ourselves that instructions received from policy owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require policy owners to identify themselves through policy numbers, social security numbers and such other information we deem reasonable. We record telephone transfer instruction conversations and we provide policy owners with a written confirmation of each telephone transfer.

      MARKET-TIMING AND DISRUPTIVE TRADING    This Policy is not designed to be
      used as a vehicle for frequent trading (i.e., frequent transfers) in response to short-term fluctuations in the securities markets, often referred to as "market-timing." Market-timing activity and frequent trading in your Policy can disrupt the efficient management of the underlying Portfolios and their investment strategies, dilute the value of Portfolio shares held by long-term shareholders, and increase Portfolio expenses (including brokerage or other trading costs) for all Portfolio shareholders, including long-term policy owners invested in affected Portfolios who do not generate such expenses. It is our policy to discourage market-timing and frequent transfer activity, and, when we become aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity on affected Portfolios. You should not purchase this Policy if you intend to engage in market-timing or frequent transfer activity.

      We have developed policies and procedures to detect and deter market-timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for policy owners engaging in such activity. We employ various means to attempt to detect and deter market-timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying Portfolios will not suffer disruptions or increased expenses attributable to market-timing or abusive transfers resulting from other insurance carriers which invest in the same Portfolios. In addition, because our policies and procedures are discretionary, it is possible that some policy owners may engage in market-timing and other frequent transfer activity while others may bear the harm associated with such activity. Moreover, because market-timing can only be detected after it has occurred to some extent, our policies to stop market-timing activity do not go into effect until after we have identified such activity.

      We reserve the right to restrict the frequency of -- or otherwise modify, condition or terminate -- any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more policy owners is or would be to the disadvantage of other policy owners. Any new restriction that we would impose will apply to your Policy without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by a Portfolio attributable to transfers in your Policy. One or more of the following factors will be considered in determining whether to implement and administer any restrictions and assess any fees:

           - the dollar amount of the transfer(s);

           - whether the transfers are part of a pattern of transfers that appears designed to take advantage of market inefficiencies;

           - whether a Portfolio has requested that we look into identified unusual or frequent activity in the Portfolio;

           - the number of transfers in the previous calendar quarter; and

           - whether the transfers during a quarter constitute more than two "round trips" in a particular Portfolio. A round trip is a purchase into a Portfolio and a subsequent redemption out of the Portfolio, without regard to order.

      In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market-timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only and may require your signature. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your Policy will be permanent.

      In our sole discretion, we may revise our policies and procedures to detect and deter market-timing and other frequent trading activity at any time without prior notice.

      In addition to our market-timing procedures, the underlying Portfolios may have their own market-timing policies and restrictions. While we reserve the right to enforce the Portfolios' policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the market-timing policies and procedures of the Portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide the Portfolio promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific policy owners who violate the market-timing policies established by the Portfolios.

      In addition, the Funds may restrict the purchase of their shares in order to protect shareholders. In such case, if you request a transfer to a sub-account(s) that invests in a Fund that has restricted the purchase of its shares, we will not redeem accumulation value from the sub-account(s) from which the transfer would have otherwise been made, unless you submit a new request for transfer to our home office designating a new sub-account(s) to which the transfer should be made.



DEATH BENEFIT


      DEATH BENEFIT PROCEEDS

      As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on the Policy upon receipt at our home office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the beneficiary(ies), if living. If each beneficiary dies before the insured, we will pay the death benefit proceeds to the owner or the owner's estate, or, if the owner is a corporation, to it or its successor. We will pay the death benefit proceeds in a lump sum or under a settlement option.

      Death benefit proceeds equal:

           - the death benefit (described below);

           - plus any additional insurance on the insured's life under the Term Insurance Agreement;

           - plus under the Level Option death benefit, any premium paid after the date of the insured's death;

           - plus any additional insurance on the insured's life under the Interest Accumulation Agreement;

           - plus, for policies issued prior to April 29, 2011, any assessed monthly charges for the period after the insured's death;

           - minus any amounts paid under the Long Term Care Agreement;

           - minus any unpaid monthly charges;

           - minus any outstanding policy loan;

           - minus any accrued loan interest.

      We may further adjust the amount of the death benefit proceeds if we contest the Policy, if the insured dies by suicide or if you misstate the insured's age or gender. See "Statement of Additional Information."



      DEATH BENEFIT OPTIONS

      The Policy provides a death benefit. The death benefit is determined on each monthly policy anniversary and as of the date of the insured's death. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Level Option death benefit will automatically be in effect.

      The Policy is intended to qualify under Code Section 7702 as a life insurance policy for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached agreement will be interpreted to ensure such qualification, regardless of any language to the contrary.

      To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly charges or supplemental agreements that are consistent with such an increase. Adjustments will be reflected in the monthly charge assessment.

      Under Code Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test
      (CVAT)." You must choose either the GPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The death benefit will vary depending on which test is used.

      The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the death benefit be at least a certain percentage (varying each year by age of the insured) of the accumulation value. The CVAT does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage (varying based on the age and gender class of the insured) of the accumulation value.

      The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more death benefit in relation to accumulation value than is required by the GPT corridor. Therefore, for a Policy in the corridor with no additional agreements, as your accumulation value increases your death benefit will increase more rapidly under CVAT than it would under GPT.

      Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher death benefit, which may increase certain charges.


      UNDER THE GUIDELINE PREMIUM TEST (GPT) -- LEVEL OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

           1.  the face amount on the insured's date of death; or

           2. a specified "limitation percentage," called the Guideline Premium Test Death Benefit Percentage Factor (GPT DBPF) on your Policy's data pages, multiplied by the accumulation value on the insured's date of death.

      Under the Level Option, your death benefit remains level unless the limitation percentage multiplied by the accumulation value is greater than the face amount; then the death benefit will vary as the accumulation value varies.

      The limitation percentage is the minimum percentage of accumulation value we must pay as the death benefit under federal tax requirements. It is based on the age of the insured at the beginning of each policy year. The following table indicates the limitation percentages for the guideline premium test for different ages:

                                        AGE                          LIMITATION PERCENTAGE
                                                               --------------        ---------------------------------------------
                                   40 and under                              250%
                                     41 to 45               250% minus 7% for each year over age 40
                                     46 to 50               215% minus 6% for each year over age 45
                                     51 to 55               185% minus 7% for each year over age 50
                                     56 to 60               150% minus 4% for each year over age 55
                                     61 to 65               130% minus 2% for each year over age 60



                                        AGE                          LIMITATION PERCENTAGE
                                       ----------          ---------------------------------------------
                                     66 to 70               l20% minus 1% for each year over age 65
                                     71 to 75               115% minus 2% for each year over age 70
                                     76 to 90                                105%
                                     91 to 95               105% minus 1% for each year over age 90
                                     96 to 121                               100%

      If the Code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the accumulation value will increase our risk, and we will increase the cost of insurance we assess from the accumulation value.

      LEVEL OPTION GUIDELINE PREMIUM TEST ILLUSTRATION.    Assume that the
      insured's age is under 40. Under the Level Option, a Policy with a $100,000 face amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250 percent of the accumulation value, any time the accumulation value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 face amount. The figure $40,000 is derived because 250 percent of $40,000 equals $100,000. Every additional $100 added to the accumulation value above $40,000 will increase the death benefit by $250.

      Similarly, so long as the accumulation value exceeds $40,000, every $100 taken out of the accumulation value will reduce the death benefit by $250. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount, the death benefit will equal the face amount of the Policy.


      UNDER THE CASH VALUE ACCUMULATION TEST (CVAT) -- LEVEL OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

           1.  the face amount on the date of the insured's death; or

           2. the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.

      Under the Level Option, your death benefit remains level unless the accumulation value is greater than the net single premium as specified under Code Section 7702, multiplied by the face amount. The net single premium is based on the insured's gender and age.

      Under the CVAT, a "limitation percentage" may be defined as the value "1" divided by the net single premium. While the limitation percentages are defined differently for the GPT and the CVAT, they work identically with respect to the relationship between the accumulation value and the death benefit.

      If the Code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the accumulation value will increase our risk, and we will increase the cost of insurance we assess from the accumulation value.

      LEVEL OPTION CASH VALUE ACCUMULATION TEST ILLUSTRATION.    Assume that
      the Policy has a face amount of $100,000, and the limitation percentage is 225 percent. Under the Level Option, a Policy with a $100,000 face amount will generally pay $100,000 in death benefits. However, because the death benefit for the Policy must be equal to or be greater than 225 percent of the accumulation value, any time the accumulation value of the Policy exceeds $44,444, the death benefit of the Policy will exceed the $100,000 face amount. The figure $44,444 is derived because 225 percent of $44,444 equals $100,000. Every additional $100 added to the accumulation value above $44,444 will increase the death benefit of the Policy by $225.

      Similarly, so long as the accumulation value exceeds $44,444, every $100 taken out of the accumulation value will reduce the death benefit of the Policy by $225. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount, the death benefit of the Policy will equal the face amount of the Policy.


      UNDER THE GUIDELINE PREMIUM TEST -- INCREASING OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

           1. the face amount plus the accumulation value on the insured's date of death; or

           2. the limitation percentage (the GPT DBPF) multiplied by the accumulation value on the insured's date of death.

      Under the Increasing Option, the death benefit always varies as the accumulation value varies.

      INCREASING OPTION GUIDELINE PREMIUM TEST ILLUSTRATION.    Assume that the
      insured's age is under 40. Under the Increasing Option, a Policy with a face amount of $100,000 will generally pay a death benefit of $100,000 plus the accumulation value. Thus, a Policy with an accumulation value of $60,000 will generally have a death benefit of $160,000 ($100,000 + $60,000). The death benefit, however, must be at least 250 percent of the accumulation value. As a result, if the accumulation value of the Policy exceeds $66,666, the death benefit will be greater than the face amount plus the accumulation value. The figure of $66,666 is derived because 250 percent of $66,666 equals $100,000 + $66,666. Every additional $100 of accumulation value above $66,666 will increase the death benefit by $250.

      Similarly, any time the accumulation value exceeds $66,666, every $100 taken out of accumulation value will reduce the death benefit by $250. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount plus the accumulation value, then the death benefit will be the face amount plus the accumulation value of the Policy.


      UNDER THE CASH VALUE ACCUMULATION TEST -- INCREASING OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

           1. the face amount plus the accumulation value on the insured's date of death; or

           2. the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.

      Under the Increasing Option, the death benefit always varies as the accumulation value varies.

      INCREASING OPTION CASH VALUE ACCUMULATION TEST ILLUSTRATION.    Assume
      that the Policy has a face amount of $100,000, and the limitation percentage is 225 percent. Under the Increasing Option, a Policy with a face amount of $100,000 will generally pay a death benefit of $100,000 plus the accumulation value. Thus, a Policy with an accumulation value of $65,000 will generally have a death benefit of $165,000 ($100,000 + $65,000). The death benefit for the Policy must be at least 225 percent of the accumulation value. As a result, if the accumulation value of the Policy exceeds $80,000, the death benefit for the Policy will be greater than the face amount plus the accumulation value. The figure of $80,000 is derived because 225 percent of $80,000 equals $100,000 + $80,000. Every additional $100 of accumulation value above $80,000 will increase the death benefit of the Policy by $225.

      Similarly, any time accumulation value exceeds $80,000, every $100 taken out of accumulation value will reduce the death benefit of the Policy by $225. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount plus the accumulation value, then the death benefit for the Policy will be the face amount plus the accumulation value of the Policy.


      UNDER GUIDELINE PREMIUM TEST OPTION -- SUM OF PREMIUMS DEATH BENEFIT EQUALS THE GREATEST OF:

           1. the face amount plus the sum of all premiums paid less all partial surrenders; or

           2. the limitation percentage (the GPT DBPF) multiplied by the accumulation value on the insured's date of death.

      Under the Sum of Premiums Option, the death benefit always varies with the payment of premiums and partial surrenders taken.

      SUM OF PREMIUMS GUIDELINE PREMIUM TEST ILLUSTRATION.    Assume that the
      insured's age is under 40, premiums paid equal $60,000, partial surrenders equal $10,000, and the accumulation value equals $55,000. Under this scenario a Policy with the Sum of Premiums Option and a face amount of $100,000 will generally pay a death benefit of $150,000 ($100,000 + $60,000 - $10,000). The death benefit, however, must be at least 250 percent of accumulation value. As a result, if the accumulation value of the Policy exceeds $60,000, the death benefit will be greater than the face amount plus premiums paid less partial surrenders. The figure of $60,000 is derived because 250 percent of $60,000 equals $100,000 + $60,000 - $10,000. Every additional $100 of accumulation value above $60,000 will increase the death benefit by $250.

      Similarly, any time accumulation value exceeds $60,000, every $100 taken out of accumulation value will reduce the death benefit by $250. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount plus premiums paid less partial surrenders, then the death benefit will be the face amount plus premiums paid less partial surrenders.


      UNDER THE CASH VALUE ACCUMULATION TEST -- SUM OF PREMIUMS DEATH BENEFIT EQUALS THE GREATEST OF:

           1. the face amount plus the sum of all premiums paid less all partial surrenders; or

           2. the amount required for the Policy to qualify as a life insurance policy under Code Section 7702.

      Under the Sum of Premiums Option, the death benefit always varies with the payment of premiums and partial surrenders taken.

      SUM OF PREMIUMS CASH VALUE ACCUMULATION TEST ILLUSTRATION.    Assume that
      premiums paid equal $80,000, partial surrenders equal $5,000, and the accumulation value equals $70,000. Also assume that the Policy has a face amount of $100,000, and the limitation percentage is 225 percent. Under this scenario a Policy with the Sum of Premiums Option and a face amount of $100,000 will generally pay a death benefit of $175,000 ($100,000 + $80,000 - $5,000). The death benefit for the Policy must be at least 225 percent of the accumulation value. As a result, if the accumulation value of the Policy exceeds $77,777, the death benefit for the Policy will be greater than the face amount plus premiums less partial surrenders. The figure of $77,777 is derived because 225 percent of $77,777 equals $100,000 + $80,000 - $5,000. Every additional $100 of accumulation value above $77,777 will increase the death benefit of the Policy by $225.

      Similarly, any time accumulation value exceeds $77,777, every $100 taken out of accumulation value will reduce the death benefit of the Policy by $225. If at any time the accumulation value multiplied by the limitation percentage is less than the face amount plus premiums less partial surrenders, then the death benefit for the Policy, not including any agreements, will be the face amount plus premiums paid less partial surrenders.


      EFFECT OF PARTIAL SURRENDERS ON THE DEATH BENEFIT

      If you choose the Level Option, a partial surrender will reduce the face amount by an amount equal to the amount of the partial surrender. If you choose the Increasing or the Sum of Premiums Options, your face amount will not be affected by a partial surrender. Regardless of the death benefit option you choose, a partial surrender will reduce the death benefit by at least the amount of the partial surrender.

      CHOOSING DEATH BENEFIT OPTIONS

      You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your accumulation value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, the Level Option will become the death benefit option for your Policy, by default.

      You may find the Level Option more suitable for you if your goal is to increase your accumulation value through positive investment experience. Positive investment experience under the Level Option would result in a higher proportion of accumulation value to the death benefit, which may lower the total amount of fees and expenses we would charge. You may find the Increasing Option more suitable for you if your goal is to increase your total death benefit. Positive increases in the accumulation value would be reflected in your death benefit, which would result in a death benefit that equals your initial face amount plus the accumulation value. You may find the Sum of Premiums Option more suitable for you if your goal is to receive a death benefit which includes premiums paid. Your death benefit would be equal to your initial face amount plus the amount of premiums paid, less any premiums withdrawn in a partial surrender.


      CHANGING THE DEATH BENEFIT OPTION

      After the first policy year, you may change your death benefit option once each policy year. We will notify you of the new face amount.

          - You must send your written request to our home office.

          - The effective date of the change will be the monthly policy anniversary on or following the date we approve your request for a change.

          - Changing your death benefit option may cause you to receive taxable income, may cause your Policy to become a modified endowment contract (MEC) or may have other unintended adverse federal tax consequences. See "Federal Tax Status." You should consult a tax adviser before changing your Policy's death benefit option.


      INCREASING/DECREASING THE FACE AMOUNT

      You may increase or decrease the face amount of the Policy. An increase or decrease in the face amount will affect your cost of insurance charge, your guideline premium or cash value accumulation tax calculation, and may have adverse federal tax consequences. You should consult a tax adviser before increasing or decreasing your Policy's face amount.

      If you have added the LTC Agreement to your Policy, decreasing the face amount of the Policy may lower the amount of long term care benefit (LTC amount) available under the LTC Agreement. If the Policy's face amount after the decrease is less than the LTC amount before the face decrease, the LTC amount will be equal to the new decreased face amount.


      An increase in face amount will be treated as an additional layer of coverage with its own monthly Policy Issue Charge, surrender charge and surrender charge period, unless you have added the Early Values Agreement or the Corporate Enhanced Values Agreement.


      Conditions for and impact of decreasing the face amount:

          - you must send your written request to our home office;

           - decreases are only allowed if the most recent coverage layer has been in force for at least one year;

           - we require your requested decrease in face amount to be at least $5,000;

           - you may not decrease your face amount if it would disqualify your Policy as life insurance under the Code;

           - if the decrease in face amount would cause your Policy to be classified a modified endowment contract (MEC) under the Code, we will not allow the decrease in face amount, unless you specifically instruct us in writing that you intend for the Policy to be classified as a MEC; and

           - a decrease in face amount will take effect on the monthly policy anniversary on or after we receive and approve your written request.

      Conditions for and impact of increasing the face amount:

           - your request must be applied for on a supplemental application and must include evidence of insurability satisfactory to us;

           - a requested increase in face amount requires our approval and will take effect on the monthly policy anniversary on or after the day we approve your request;

           - increases are only allowed after the first policy year;

           - we require your requested increase in face amount to be at least $5,000; and

           - each increase in face amount will have its own surrender charge that applies for 10 years after the date of the increase, unless you elect Early Values Agreement.


           - increases made under either the Guaranteed Insurability Option, the Guaranteed Insurability Option for Business, the Business Continuation Agreement, or the Inflation Agreement will be processed according to the provisions of those agreements and will not require evidence of insurability satisfactory to us.



      SETTLEMENT OPTIONS

      There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under "Settlement Options" in your Policy and in the Statement of Additional Information.


      ABANDONED PROPERTY REQUIREMENTS

      Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of three to five years from the policy's maturity date or date the death benefit is due and payable. For example, if the payment of Death Benefit proceeds has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit proceeds in a timely manner, the Death Benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the Death Benefit proceeds (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call 800-277-9244 to make such changes.

      POLICY LOANS

      While your Policy is in force, you may submit a request to our home office to borrow money from us using only your Policy as the security for the loan. You may obtain a policy loan with a written request or by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours. You may also submit your request for policy loans to us by facsimile (FAX) transmission at (651) 665-6955. If you call us, you will be asked for security purposes, for your personal identification and policy number. We normally pay the loan amount within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions as described in the Statement of Additional Information. You may increase your risk of termination if you take a loan. A loan that is taken from, or secured by a Policy, may have adverse federal income tax consequences. See "Federal Tax Status."

      The maximum amount available for loans under your Policy is the Policy accumulation value less any applicable surrender charge and three (3) months of monthly charges. We determine this amount on the Valuation Date we receive your request for a loan at our home office. There is no minimum policy loan. When you take a loan, we will transfer an amount equal to the loan from your guaranteed interest account accumulation value and separate account accumulation value to the loan account, part of our general account. Unless you instruct us otherwise, we will transfer accumulation value from the guaranteed interest account and the sub-accounts of the Account in which you are invested on a pro-rata basis. For example, if the Policy owner has allocated 50% of the Accumulation Value to the guaranteed interest account, 30% to sub-account No.1, and 20% to sub-account No. 2, we will transfer 50% of loan amount from the guaranteed interest account, 30% of the loan amount from sub-account No. 1 and 20% of the loan amount from sub-account No. 2 to the loan account. We hold this amount as collateral for the loan in the loan account and such collateral will not be available for withdrawal.

      Your Policy will remain in force so long as the accumulation value less the sum of the policy loan and any unpaid policy loan interest is sufficient to cover the monthly charges when due. Otherwise, your Policy will terminate and there may be adverse tax consequences. See "Federal Tax Status." To prevent your Policy from terminating, you will have to make a loan repayment. We will notify you 61 days in advance of the termination of your Policy and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice.

      POLICY LOAN INTEREST    We will charge you interest on a policy loan at
      the annual rate of interest shown on the policy data pages of your Policy while your policy loan is outstanding. Currently, we charge an annual rate of interest of 4 percent. Policy loan interest becomes due and payable:

           - on a policy loan transaction;

           - on each policy anniversary;

           - on surrender or termination of the Policy; or

           - on the date of the death of the insured.


      Loan interest can be paid via check or you may make an online payment through our internet eService Center at www.securianservice.com. If you do not pay the interest on your loan when due, your policy loan will be increased by the amount of the unpaid interest.


      We also credit interest to amounts in the loan account at least equal to the interest rate shown on the policy data pages. Currently, we credit an annual rate of interest which is not less than your policy loan interest rate minus 1 percent. However, if your Policy has been in force for ten years or more, we will credit your loan amount with an annual rate of interest equal to the policy loan rate minus .10 percent. On the date of each policy loan transaction and policy anniversary, we will allocate any accrued loan account interest on a pro-rata basis to the guaranteed interest account and the sub-accounts of the Account based on your accumulation value in each investment option. For example, if the Policy owner has allocated 50% of the Accumulation Value to the guaranteed interest account, 30% to sub-account No.1, and 20% to sub-account No. 2, we will allocate 50% of loan interest amount to the guaranteed interest account, 30% of the loan interest amount to sub-account No. 1 and 20% of the loan interest amount to sub-account No. 2.

      POLICY LOAN REPAYMENTS    If your Policy is in force, you may repay your
      loan in part or in full at any time before the insured's death. Your loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the Policy. When we receive a payment from you, we will automatically treat that payment as premium unless you specify otherwise when the payment is made. Payments specified as loan repayments will not be subject to a premium charge.

      When you repay a loan, we transfer the repayment amount from the loan account to your guaranteed interest account accumulation value and your separate account accumulation value. Unless you direct us otherwise, we will transfer the repayment amount on a pro-rata basis to the guaranteed interest account and the sub-accounts of the Account based on your accumulation value in each investment option on the Valuation Date we receive your loan repayment at our home office. For example, if the Policy owner has allocated 50% of the Accumulation Value to the guaranteed interest account, 30% to sub-account No.1, and 20% to sub-account No. 2, we will transfer 50% of the loan repayment amount to the guaranteed interest account, 30% of the loan repayment amount to sub-account No. 1 and 20% of loan repayment amount to sub-account No. 2. We reserve the right to restrict the amount of any loan repayment to the guaranteed interest account.

      A policy loan, whether or not it is repaid, will have a permanent effect on the accumulation value, and depending upon the death benefit option you have chosen, the death benefit. As long as a loan is outstanding the collateral for the loan in the loan account is not affected by the investment performance of sub-accounts and may not be credited with the rates of interest we credit accumulation value in the guaranteed interest account.

      TERMINATION    If the accumulation value less the sum of the policy
      loan(s) and any unpaid policy loan interest is insufficient to cover the monthly charges on a monthly policy anniversary, a 61-day grace period begins. Your Policy will remain in force during the grace period. You may pay premiums during this grace period to cover the insufficiency and continue your Policy in force beyond the grace period. We will send you and any assignee of record, at the last known address, at least 31 days prior to the end of the grace period, a written notice indicating the due date and the payment required to keep your Policy in force.

      The payment required to keep your Policy in force after the grace period commences is equal to three times the sum of all the monthly charges that were due at the beginning of the grace period, plus the premium charge that would apply. If the payment is not paid by the end of the grace period, your Policy will terminate without value. If the insured dies during the grace period, the death proceeds will be paid to the beneficiary.

      If the Policy terminates with an outstanding loan balance, the amount of that outstanding loan will be treated as a distribution, which could be taxable depending upon your investment in the Policy. This means that as a result of a Policy termination, you could recognize taxable income without any distribution of Policy accumulation value in the form of cash that could be used to pay any income tax due. You should consult your tax advisor regarding the tax treatment of a Policy termination with an outstanding loan balance. See "Federal Tax Status."

      REINSTATEMENT    At any time within three years from the date of policy
      termination while the insured is living, you may ask us to restore your Policy to an in-force status, unless you surrendered your Policy. We will require each of the following to reinstate your Policy:

           1.  your written request to reinstate the Policy;

           2. that you submit to us at our home office during the insured's lifetime evidence satisfactory to us of the insured's insurability so that we may have time to act on the evidence during the insured's lifetime;

           3. a payment sufficient to cover all monthly charges and policy loan interest due and unpaid during the grace period; and

           4. a premium sufficient to keep the Policy in force for three (3) months after the date of the reinstatement.


      The effective date of reinstatement will be the first monthly policy anniversary on or following the date we approve your request for reinstatement. The Surrender Charge and Policy Issue Charge schedules that were in place at the end of the grace period will be effective at the reinstatement date. We will send you new policy data pages when your Policy is reinstated. If you elected the Early Values Agreement or the Corporate Enhanced Values Agreement at Policy issue, you will be required to reinstate those Agreements also.


      Reinstating your Policy may have adverse tax consequences. You should consult your tax advisor before you reinstate your Policy. See "Federal Tax Status".


      SURRENDER

      You may request to surrender your Policy at any time while the insured is living and the Policy is in force. A surrender may have tax consequences. See "Federal Tax Status."


      The surrender value of the Policy is the accumulation value less any unpaid policy charges which we assess against accumulation value, less any policy loan, less any unpaid policy loan interest and less any surrender charges. If you have elected the Early Values Agreement or the Corporate Enhanced Values Agreement, the Surrender Value will not be reduced by Surrender Charges. We determine the surrender value as of the Valuation Date on which we receive your signed written request for surrender of the Policy at our home office. You may request that the surrender value be paid to you in cash or, alternatively, paid under a settlement option we offer. We may require that you return the Policy.



      If you surrender your Policy during the first ten policy years or during the first ten years following an increase in face amount, we will assess a Surrender Charge, which may significantly reduce the surrender value. If you have elected the Early Values Agreement or the Corporate Enhanced Values Agreement, the Surrender Value will not be reduced by the Surrender Charge. See "Policy Charges." The amount you receive on surrender may be more or less than the total premiums you paid under the Policy. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. A surrender may have tax consequences. See "Distributions Other Than Death Benefits from Modified Endowment Contracts" and "Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts."


      We will pay surrender or partial surrender proceeds as soon as possible, but not later than seven days after we receive your written request for surrender or partial surrender. However, if any portion of the accumulation value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the check has cleared and the funds have been collected.


      PARTIAL SURRENDER

      While the insured is living and the Policy is in force, you may request a partial surrender of the accumulation value of your Policy by forwarding your request to our home office. The partial surrender must be at least $500. The maximum partial surrender we will allow is the accumulation value: (i) less any outstanding policy loan and accrued loan interest,
      (ii) less the amount of any Surrender Charge applicable at that time, and
      (iii) less three (3) months of monthly charges. For each partial surrender, we assess a Partial Surrender Transaction Charge of 2 percent of the amount of the partial surrender, up to $25.

      You may tell us from which sub-accounts and the guaranteed interest account to make a partial surrender. If there is insufficient value in any sub-account or the Guaranteed Interest Account you designate, we will not process the partial surrender until you designate other sub-accounts (or the Guaranteed Interest Account) that have sufficient value to complete the partial surrender. If you do not specify, the partial surrender will be deducted from your accumulation value in the guaranteed interest account and the sub-accounts on a pro-rata basis. For example, if the Policy owner has allocated 50% of the Accumulation Value to the guaranteed interest account, 30% to sub-account No.1, and 20% to sub-account No. 2, we will surrender 50% of the partial surrender amount from guaranteed interest account, 30% of the partial surrender amount from sub-account No. 1 and 20% of the partial surrender amount from sub-account No. 2. We will process the partial surrender at the unit values next determined after we receive your request at our home office. This means that if we receive your request for partial surrender prior to 3:00 p.m. Central time, we will process the request at the unit values determined as of that Valuation Date. If we receive your request for partial surrender at or after 3:00 p.m. Central time, we will process the request at the unit values determined as of 3:00 p.m. Central time on the following Valuation Date.

      If a partial surrender would cause your Policy to be disqualified as life insurance under the Code, we will not process your request for partial surrender. In addition, unless you have instructed us otherwise in writing, if a partial surrender would cause your Policy to be classified as a modified endowment contract under the Code, we will not process your request for partial surrender. Under the Level Option death benefit, a partial surrender will cause a decrease in the face amount of the Policy equal to the amount of the partial surrender. For each death benefit option, a partial surrender will decrease the amount of the death benefit proceeds payable.

      We reserve the right to defer the payment of surrender and partial surrender proceeds for up to six months from the date of your written request, if such proceeds would be paid exclusively from your accumulation value in the guaranteed interest account. In that case, if we postpone payment for more than 31 days, we will pay you interest at 3 percent annual rate for the period during which payment is postponed.

      If mandated under applicable law, we may block an owner's account and thereby refuse to pay any request for surrender or partial surrender until instructions are received from the appropriate regulator. We may also be required to provide additional information about an owner and owner's account to government regulators.


      POLICY CHARGES

      We assess certain charges against premiums and accumulation value under the Policy. The maximum and minimum charges and the charges for certain specified insureds are described in the "Fee Tables" section of this prospectus. The charges compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

      SERVICES AND BENEFITS WE PROVIDE:

           - the death benefit, cash, and loan benefits under the Policy;

           - investment options, including premium payment allocations;

           - administration of elective options; and

           - the distribution of reports to owners.


      COSTS AND EXPENSES WE INCUR:

           - costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Agreements);

           - overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

           - other costs of doing business, such as collecting premium payments, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.


      RISKS WE ASSUME:

           - that the cost of insurance charges we may assess are insufficient to meet our actual claims because insureds die sooner than we estimate; and

           - that the costs of providing the services and benefits under the Policies exceed the charges we assess.

      PREMIUM CHARGE    Prior to allocation of a premium payment, we assess a
      charge from each premium payment to compensate us for distribution and administrative expenses and certain taxes associated with our issuance and maintenance of the Policy. We credit the remaining amount (the net premium) to your Policy's accumulation value according to your allocation instructions. The current Premium Charge is 4.0 percent of each premium and is guaranteed not to exceed 7.0 percent of each premium.

      The premium charge includes premium taxes that we are required to pay to the state in which this Policy is issued, which may range from 0 percent to 2.5 percent.

      ACCUMULATION VALUE CHARGES    We assess the following charges against
      your accumulation value: (1) a Monthly Policy Charge; (2) a Policy Issue Charge; (3) a Cost of Insurance Charge; (4) a Mortality and Expense Risk Charge; (5) a Cash Extra Charge; (6) certain transaction charges; (7) a Surrender Charge; and (8) charges for any Agreements you elect.

      Some of the accumulation value charges depend on the "risk class" of the insured. The risk class of an insured is based upon the insured's "underwriting class" and "tobacco class."

      The underwriting class of the insured represents the level of mortality risk that we assume. The tobacco class refers to the tobacco use habits of the insured.

           1. MONTHLY POLICY CHARGE.    The Monthly Policy Charge is currently
              $8 per month and is guaranteed not to exceed a monthly charge equal to $12.00, plus $0.0125 per $1,000 of face amount under the Policy. The Monthly Policy Charge compensates us for certain administrative expenses we bear, including those attributable to the records we create and maintain for your Policy.

           2. POLICY ISSUE CHARGE.    We assess a monthly Policy Issue Charge
              for the first ten years following issuance of the Policy and for the first ten years following any increase in face amount. The charge varies based upon the age, gender and risk class of the insured. The Policy Issue Charge compensates us for our expenses of issuing, underwriting and distributing the Policy. The minimum guaranteed charge is $0.04 per $1,000 of initial face amount or face amount increase and the maximum guaranteed charge is $0.53 per $1,000 of initial face amount or face amount increase. The Policy Issue Charge for your Policy is shown on the policy data pages of the Policy.

           3. COST OF INSURANCE CHARGE.    We assess a monthly Cost of
              Insurance Charge to compensate us for underwriting the death benefit. The minimum guaranteed monthly charge is $0.015 per $1,000 of net amount at risk and the maximum guaranteed monthly charge is $83.33 per $1,000 of net amount at risk. The charge depends on a number of variables (insured's age, gender, risk class, and face amount) that would cause it to vary from Policy to Policy and from monthly policy anniversary to monthly policy anniversary. We calculate the Cost of Insurance Charge separately for the initial face amount and for any increase in face amount, each a coverage layer. If we approve an increase in your Policy's face amount, a different risk class (and a different cost of insurance rate) may apply to the increase, based on the insured's circumstances at the time of the increase in face amount.

             The cost of insurance charge for a coverage layer is the net amount at risk for the coverage layer multiplied by the applicable cost of insurance rate. The net amount at risk varies with investment performance, the payment of premiums and the assessment of policy charges. The net amount at risk is equal to the death benefit payable divided by the net amount at risk divisor, as shown on the data pages of your Policy, minus the accumulation value of the Policy.


             COST OF INSURANCE RATES.    The actual monthly cost of insurance
             rates are based on our expectations as to future mortality and expense experience. The rates will never be greater than the maximum guaranteed cost of insurance rates for the initial face amount shown on the policy data pages of your Policy. The maximum guaranteed cost of insurance rates for any increase in face amount will be shown on the policy data pages we send to you at the time of the increase in face amount. These guaranteed rates are based on the 2001 Commissioner's Standard Ordinary Composite, Ultimate, Age Nearest Birthday, Sex-Distinct Mortality Tables (2001 Commissioner's Standard Ordinary Composite, Ultimate, Age Nearest Birthday, Table B Mortality Tables, if we issue the Policy on a unisex basis) and the insured's age. We occasionally review the adequacy of our cost of insurance rates and may adjust those charges prospectively depending upon our expectations about our future mortality and expense experience, Accumulation Value allocation, lapse rates, Policy duration, taxes, investment earnings and profit considerations. Any change in the cost of insurance rates will apply to all persons of the same age, risk class, and number of full years insurance has been in force.


             In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured grows older. Also our cost of insurance rates will generally be lower if the insured is a female than if a male, unless we issue the Policy on a unisex basis. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insureds who present particular health, occupational or non-work related risks may require higher cost of insurance rates under their Policies.

          4. MORTALITY AND EXPENSE RISK CHARGE.    We assess a monthly
             Mortality and Expense Risk charge to compensate us for certain mortality and expense risks we assume. The mortality risk is that the insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

             This charge currently is equal to a monthly rate of 0.030 percent of the accumulation value less the loan account value of the Policy in policy years one through ten. Currently, we do not assess a charge after the 10th policy year. We reserve the right to increase this charge to a maximum rate of .075 percent of the accumulation value of the Policy.

             If this charge does not cover our actual costs, we may absorb any such loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.

          5. CASH EXTRA CHARGE.    We may assess a monthly charge to compensate
             us for providing the death benefit under the Policy where the insured presents a heightened or increased level of mortality risk. The minimum guaranteed monthly charge is $0.00 and the maximum guaranteed monthly charge is $100.00 per $1,000 of face amount. An insured may present increased mortality risk because of an outstanding medical condition (e.g., cancer that is in remission), or occupation or activity engaged in by the insured (e.g., sky-diving). We will assess the Cash Extra Charge only for the period of time necessary to compensate us for the heightened mortality risk we would bear as a result of an insured's outstanding medical condition, occupation or activity. The Cash Extra Charge, which is generally not applicable to most Policies, is uniquely determined for each insured and may vary based upon factors such as gender, risk class and age. The charge is defined as a level cost per thousand dollars of face amount. If a Cash Extra Charge applies to your Policy, the amount of the charge will be shown on the policy data pages of the Policy.

          6. TRANSACTION CHARGES.    We may assess certain transaction charges
             if you elect to make a policy change, take a partial surrender, or transfer accumulation value among the sub-accounts and the guaranteed interest account. We assess transaction charges from the accumulation value of your Policy.

             a. POLICY CHANGE TRANSACTION CHARGE.    We assess a Policy Change
                Transaction Charge to compensate us for expenses associated with processing a policy change such as an increase or decrease in face amount, a change in death benefit option or a change in your risk classification. Currently, the charge is $60 for each policy change. We guarantee the charge will not exceed $100.

             b. PARTIAL SURRENDER TRANSACTION CHARGE.    For each partial
                surrender, we assess a processing fee of 2 percent of the amount surrendered, up to $25, from the remaining accumulation value. The fee compensates us for the administrative costs in generating the withdrawal payment and in making all calculations which may be required because of the partial surrender.

             c. TRANSFER TRANSACTION CHARGE.    The transfer transaction charge
                is guaranteed not to exceed $25. For purposes of assessing the charge, we consider all telephone, facsimile, written and/or eService Center requests processed on the same day to be one transfer, regardless of the number of sub-accounts (or guaranteed interest account) affected by the transfer(s). We currently do not assess a transfer transaction charge.

          7. SURRENDER CHARGE.    If your Policy terminates or you fully
             surrender your Policy during the first 10 policy years or within 10 years after any increase in face amount, we assess a surrender charge from your accumulation value and pay the remaining amount (less any unpaid policy charges, outstanding policy loan and accrued interest) to you. The payment you receive is called the surrender value.

             The surrender charge equals 1.40 times the lesser of: (1) 60 times the Policy Issue Charge for the initial face amount or the face amount increase as applicable, or (2) the sum of any remaining Policy Issue Charges for the initial face amount or the face amount increase, as applicable, measured from policy termination or full surrender to the end of the ten year surrender charge period. Increases in face amount have their own surrender charge penalty period. THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THESE CHARGES BEFORE YOU REQUEST A SURRENDER OR INCREASE IN FACE AMOUNT. UNDER SOME CIRCUMSTANCES THE LEVEL OF SURRENDER CHARGES MIGHT RESULT IN NO SURRENDER VALUE BEING AVAILABLE.

             We assess the Surrender Charge to compensate us partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and policy issue. We do not expect Surrender Charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.


             If you have elected the Early Values Agreement or the Corporate Enhanced Values Agreement, the Surrender Charge will be waived on your Policy. See "Early Values Agreement" and "Corporate Enhanced Values Agreement" under the "Other Policy Provisions" of this prospectus.


          8. CHARGES FOR AGREEMENTS.    We assess the following monthly charges
             for supplemental insurance benefits that you may add to your Policy by Agreement:

             WAIVER OF PREMIUM -- the minimum guaranteed monthly charge is $0.01 per $1,000 of face amount and the maximum guaranteed monthly charge is $0.51 per $1,000 of face amount.

             WAIVER OF CHARGES -- the minimum guaranteed monthly charge is $0.01 per $1,000 of face amount and the maximum guaranteed monthly charge is $0.38 per $1,000 of face amount.

             DEATH BENEFIT GUARANTEE -- the minimum guaranteed monthly charge is $0.02 per $1,000 of net amount at risk and the maximum guaranteed monthly charge is $83.33 per $1,000 of net amount at risk.

             TERM INSURANCE -- the minimum guaranteed monthly charge is $0.015 per $1,000 of net amount at risk and the maximum guaranteed monthly charge is $83.33 per $1,000 of net amount at risk.

             FAMILY TERM INSURANCE -- CHILDREN -- the guaranteed monthly charge is $0.40 per $1,000 of coverage.

             OVERLOAN PROTECTION -- the minimum guaranteed charge upon exercise of the Agreement is 7 percent of Policy accumulation value at exercise and the maximum guaranteed charge upon exercise of the Agreement is 7 percent of Policy accumulation value at exercise.

             INTEREST ACCUMULATION -- the minimum guaranteed monthly charge is $0.015 per $1,000 of increased net amount at risk provided by the agreement and the maximum guaranteed monthly charge is $83.33 per $1,000 of increased net amount at risk provided by the agreement.

             EARLY VALUES AGREEMENT -- the minimum guaranteed monthly charge is
             0.01 percent of the accumulation value less any policy loan and the maximum guaranteed monthly charge is 0.05 percent of the accumulation value less any policy loan. For purposes of determining the charge for this Agreement, policy loan interest that has accrued, but which has not been paid or added to the policy loan account, will be included as part of the policy loan being subtracted from the accumulation value.

             GUARANTEED INSURABILITY OPTION -- the minimum guaranteed monthly charge is $0.0292 per $1,000 of agreement coverage and the maximum guaranteed monthly charge is $0.192 per $1,000 of agreement coverage. The charge shown for the GIO is a monthly charge for the option to purchase, on the available option dates, the additional insurance coverage, which is also referred to as the additional coverage layers elected by the policy owner when the GIO is purchased. The charge will apply from the date the GIO is added to the Policy until the date the GIO terminates, which generally occurs on the last specified option date (which is generally the policy anniversary nearest the insured's fortieth birthday).

             LONG TERM CARE AGREEMENT -- the minimum guaranteed monthly charge is $0.018 per thousand of long term care net amount at risk and the maximum guaranteed monthly charge is $3.619 per thousand of long term care net amount at risk. The monthly charge for the Long Term Care Agreement is calculated by multiplying the monthly rate by the long term care net amount at risk and dividing by one thousand. The long term care net amount at risk is equal to the greater of i) zero or ii) an amount that is calculated monthly using the LTC amount chosen by you when you purchase the agreement. Long term care net amount at risk is calculated by subtracting a portion of the accumulation value from the LTC amount. The portion of accumulation value for this calculation is found by multiplying the accumulation value, as of the date we take the charge, by a fraction, the numerator of which is the LTC amount and denominator is the Policy face amount. The charge for this agreement compensates us for the expenses we assume in providing the agreement coverage, which may include profits related to this agreement.

             The calculation of the charge for the Long Term Care Agreement is shown in the following example. If the Policy face amount is $1,000,000, the LTC amount is $500,000 and the accumulation value, as of the date we take the charge, is $100,000, the long term care net amount at risk is $450,000, calculated as follows: LTC amount ($500,000) minus $50,000, which is the product of the accumulation value ($100,000) and the ratio of the LTC amount to the Policy face value ($500,000/$1,000,000) or, $100,000 x .50 = $50,000.
             Using the current monthly rate of $0.11 per $1,000 of long term care net amount at risk (for a 55 year old male in the Preferred Select Non-Tobacco Risk Class), the monthly charge would be $450,000 multiplied by $0.11 and divided by 1,000 or $49.50 ($450,000 x .11/1,000= $49,500/1,000=$49.50).

             INFLATION AGREEMENT -- the minimum monthly charge is $ 0.50 and the maximum guaranteed monthly charge is $5.00. The charge shown for the Inflation Agreement is a monthly charge for the ability to purchase additional insurance every three years based upon changes in the Consumer Price Index. The charge will apply from the date the Inflation Agreement is added to the policy until the date the Inflation Agreement terminates. The Inflation Agreement charge is the same for all genders, risk classes, and ages.


             GUARANTEED INSURABILITY OPTION FOR BUSINESS (GIOB): the minimum guaranteed monthly charge is $0.065 per $1,000 of agreement coverage and the maximum guaranteed monthly charge is $0.602 per $1,000 of agreement coverage. The charge shown for the GIOB is a monthly charge for the option to purchase, on the available Option Dates, the additional insurance coverage, which is also referred to as the additional coverage layers elected by the policy owner when the GIOB is purchased.



             BUSINESS CONTINUATION AGREEMENT (BCA): the minimum guaranteed monthly charge per designated life is $0.0083 per $1,000 of agreement coverage and the maximum guaranteed monthly charge per designated life is $0.328 per $1,000 of agreement coverage. The charge shown for the BCA is a monthly charge for the option to purchase, at the death of a designated life, additional insurance coverage, which is also referred to as an additional coverage layer.



             CORPORATE VALUES ENHANCEMENT AGREEMENT -- the minimum guaranteed monthly charge is 0 percent of the accumulation value less any policy loan and the maximum guaranteed monthly charge is .12 percent of the accumulation value less any policy loan. For the purpose of determining the charge for this Agreement, policy loan interest that has accrued, but which has not been paid or added to the policy loan amount, will be included as part of the policy loan being subtracted from the accumulation value.


             The Monthly Policy Charge, Policy Issue Charge, Cost of Insurance Charge, Mortality and Expense Risk Charge, Cash Extra Charge, and charges for Agreements, if any, are assessed in advance on the policy date and at every monthly policy anniversary.

             Charges will be assessed against the accumulation value in the guaranteed interest account and the sub-accounts on a pro-rata basis. For example, if the Policy owner has allocated 50% of the Accumulation Value to the guaranteed interest account, 30% to sub-account No.1, and 20% to sub-account No. 2, we will take 50% of the charges from the guaranteed interest account, 30% of the charges from sub-account No. 1 and 20% of the charges from sub-account No. 2. If there is insufficient accumulation value in the guaranteed interest account and the sub-accounts, then we will assess charges against the loan account to the extent accumulation value in the loan account exceeds the amount of outstanding policy loans. However, if you instruct us in writing, we will assess the monthly policy charges against the guaranteed interest account or any of the sub-accounts that you specify.

      PORTFOLIO EXPENSES    The value of the net assets of each sub-account
      reflects the management fees and other expenses incurred by the corresponding Portfolio in which the sub-account invests. For further information, consult the Portfolios' prospectuses and the Annual Portfolio Operating Expenses table included in the "Fee Tables" section of this prospectus.

      OTHER POLICY PROVISIONS

      DEFERRAL OF PAYMENT    Normally, we will pay any proceeds under the
      Policy within seven days after our receipt of all the documents required for such payment. Other than the death proceeds, which are determined as of the date of death of the insured, we will determine the amount of payment as of the end of the Valuation Date on which we receive the request in good order at our home office.

      We reserve the right to defer the payment of proceeds under the Policy, including policy loans, for up to six months from the date of your request, if such payment would be taken from your accumulation value in the guaranteed interest account. In that case, if we postpone payment, other than a policy loan payment, for more than 31 days, we will pay you interest at 3 percent annual rate for the period beyond 31 days that payment has been postponed. We reserve the right to defer the payment of surrender, partial surrender, loan and death benefit proceeds from the sub-accounts and process transfers for the following: (a) any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); (b) when the SEC has determined that a state of emergency exists which may make such payment impractical; or (c) the SEC, by order, permits deferral for the protection of policy owners.

      If mandated under applicable law, we may block a policy owner's account and thereby refuse to pay any request for surrender, partial surrender, transfer, loans or death benefit proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about a policy owner and the owner's account to government regulators.

      BENEFICIARY    When we receive proof satisfactory to us of the insured's
      death, we will pay the death proceeds of a Policy to the beneficiary or beneficiaries named in the application for the Policy unless the owner has changed the beneficiary. In that event, we will pay the death proceeds to the beneficiary named in the last change of beneficiary request.

      If a beneficiary dies before the insured, that beneficiary's interest in the Policy ends with that beneficiary's death. Only beneficiaries who survive the insured will be eligible to share in the death proceeds. If no beneficiary survives the insured we will pay the death proceeds of this Policy to the owner, if living, otherwise to the owner's estate, or, if the owner is a corporation, to it or its successor.

      You may change the beneficiary designated to receive the proceeds. If you have reserved the right to change the beneficiary, you can file a written request with us to change the beneficiary. If you have not reserved the right to change the beneficiary, we will require the written consent of the irrevocable beneficiary.

      Your written request to change the beneficiary will not be effective until it is recorded at our home office. After it has been so recorded, it will take effect as of the date you signed the request. However, if the insured dies before the request has been so recorded, the request will not be effective as to any death benefit proceeds we have paid before your request was recorded in our home office records.


      SUPPLEMENTAL AGREEMENTS

      The following Agreements offering supplemental benefits are available under the Policy. Some of the Agreements are subject to our underwriting approval. We may assess monthly charges for these Agreements from accumulation value. Charges for the Agreements are described in the "Periodic Charges Other Than Investment Option Operating Expenses" table in the "Fee Tables" section of this prospectus. Your agent can help you determine whether certain of the Agreements are suitable for you. These Agreements may not be available in all states. Please contact us for further details.

      WAIVER OF PREMIUM AGREEMENT    The Waiver of Premiums Agreement provides
      that in the event of the insured's total and permanent disability (as defined in the Agreement), we will credit the specified premium payment identified in the Policy to the Policy each month while the insured is disabled, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may also be added after the first policy anniversary subject to underwriting approval. This Agreement is not available if the Waiver of Charges Agreement is elected. We assess a separate monthly charge for this Agreement.

      WAIVER OF CHARGES AGREEMENT    The Waiver of Charges Agreement provides
      that in the event of the insured's total and permanent disability (as defined in the Agreement), we will waive the monthly charges under the Policy each month while the insured is disabled, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may also be added after the first policy anniversary subject to underwriting approval. This Agreement is not available if the Waiver of Premium Agreement is elected. We assess a separate monthly charge for this Agreement.

      FAMILY TERM AGREEMENT -- CHILDREN    The Family Term Agreement --
      Children provides fixed level term insurance on each of the insured's children (as defined in the Agreement) up to the first anniversary of the Agreement on or following the child's 25th birthday, subject to the conditions set forth in the Agreement. This Agreement is available at issue with underwriting approval and may be added after the first policy anniversary subject to underwriting approval. We assess a separate monthly charge for this Agreement.

      ACCELERATED BENEFITS AGREEMENT    The Accelerated Benefit Agreement
      allows you to receive a significant portion of your Policy's death benefit, if the insured develops a terminal condition due to sickness or injury (as defined in the Agreement). This Agreement is available at issue without underwriting approval and may be added after the first policy anniversary, again without underwriting approval. There is no separate charge for the Agreement.


      DEATH BENEFIT GUARANTEE AGREEMENT    The Death Benefit Guarantee
      Agreement will no longer be available for Policies issued after May 16, 2015. The Death Benefit Guarantee (DBG) Agreement provides that the Policy will remain in force even if the accumulation value is not sufficient to cover monthly charges when due, as long as the Death Benefit Guarantee value (as defined in the Agreement) less any outstanding Policy loans is greater than zero. For example, if a Policy's has an accumulation value of $25,000 and an outstanding loan of $25,000, it will not have sufficient accumulation value from which we can subtract policy charges. If the DBG value exceeds $25,000, the Policy will not terminate at that time because the DBG value less the Policy loan is positive. This Agreement is available at issue without underwriting approval and may not be added after issue. The DBG value is an amount we calculate using the actual premium payments made and assuming a 4.25 percent interest rate is applied to those payments. We also assume certain expense and cost of insurance charges are deducted from the DBG value we calculate. Those expense and cost of insurance charges are similar to those that are deducted to calculate the Policy's actual accumulation value. The DBG value will vary based on the insured's issue age, underwriting class and the amount and timing of premium payments. The DBG value is not a value you may take a loan against or access by taking a withdrawal. A partial surrender of Policy accumulation value will reduce the DBG value by the greater of i) the amount of the partial surrender or ii) the DBG value (before the partial surrender) multiplied by a fraction, the numerator of which is the amount of the partial surrender and the denominator of which is the accumulation value (before the partial surrender). The DBG value is used solely to determine whether or not the Policy terminates when the accumulation value falls to zero. We will provide the policy owner with the amount of the DBG value upon request. We assess a separate monthly charge for this Agreement. If your Policy is issued with this Agreement, you must allocate your premiums to any of the Ibbotson ETF Asset Allocation Portfolios or the Guaranteed Interest Account. Your allocation of premium may be made in any combination among those accounts. Subsequent transfers may only be made among the Ibbotson ETF Asset Allocation Portfolios or the Guaranteed Interest Account and will be subject to our policies regarding transfers among the sub-accounts. See "Transfers."


      You will be required to terminate this Agreement prior to allocating premium payments to or making a transfer to a sub-account other than the Ibbotson ETF Asset Allocation Portfolios or the Guaranteed Interest Account. We will not return any charges previously taken for the Death Benefit Guarantee Agreement upon its termination.


      For Policies issued after August 19, 2013, where the DBG Agreement is added, we will not accept any annual premium that exceeds the annual premium limit for the DBG Agreement. You can obtain the amount of your DBG Agreement annual premium limit by requesting a personalized Policy illustration. We also identify the DBGA annual premium limit in the policy data pages. We believe the DBG annual premium limit will approximate five times the target premium shown on your Policy illustration, however it may vary depending upon the insured's characteristics, including gender, risk class, age and death benefit option chosen. The DBG Agreement annual premium limit also applies where we receive cash value from another policy in an exchange under Section 1035 or otherwise. We will waive the annual premium limit for the DBG Agreement only to the extent that premium in excess of the annual premium limit is necessary to prevent the Policy from terminating prior to the next Policy Anniversary.


      TERM INSURANCE AGREEMENT    The Term Insurance Agreement provides
      additional level term insurance coverage on the life of the insured. Subject to underwriting approval, this Agreement is available at issue and may not be added after issue. We assess a separate monthly charge for this Agreement.

      OVERLOAN PROTECTION AGREEMENT    The Overloan Protection Agreement
      provides that the Policy will not terminate because of a policy loan even where the accumulation value of the Policy is insufficient to cover policy charges. This Agreement is available at issue without underwriting approval. The policy owner must elect to use the guideline premium test and cannot have elected to use the Accelerated Benefit Agreement, or waived charges or premiums under either the Waiver of Premium Agreement or the Waiver of Charges Agreement. Once exercised, the death benefit payable under the Policy will be the minimum death benefit payable as permitted under the Code at the time the Overloan Protection Agreement was exercised. The Agreement may be exercised on non-modified endowment contracts after the Policy has been in force for at least 15 years and the insured is over 75 years of age. Once elected, this Agreement will last until the Policy is surrendered or until the insured's death and will reduce the Policy death benefit by the amount of the loan account. We assess a one-time charge when the Agreement is exercised.

      INTEREST ACCUMULATION AGREEMENT    The IAA provides additional death
      benefit for policy owners that have elected the Sum of Premiums death benefit option and is intended to approximate the effect interest would have on the aggregate premiums applied to the Policy. Once exercised, this Agreement will provide additional death benefit equal to the Interest Accumulation Agreement increase factor chosen by the policy owner times the difference between the total death benefit and the face amount of the Policy. The policy owner may choose an Interest Accumulation Agreement increase factor from a specified range between 0 percent and 12 percent. This Agreement is available at issue subject to underwriting approval and may not be added after issue. The additional death benefit provided under this Agreement will be subject to monthly cost of insurance charges.

      The following example assumes a Policy face amount of $1,000,000, an annual premium payment of $10,000, an election of the Sum of Premiums death benefit option and an IAA increase factor of 6 percent. At the first policy anniversary, the Policy death benefit is $1,010,000 ($1,000,000 + $10,000) and the death benefit will be increased by an amount equal to the difference between the death benefit ($1,010,000) and the face amount of the Policy ($1,000,000), multiplied by the IAA increase percentage (6 percent), or $600 (($1,010,000 - $1,000,000) x
      .06). Consequently, the death benefit after the IAA increase is applied will be $1,010,600 ($1,000,000 + $10,000 + $600).

      EARLY VALUES AGREEMENT    The Early Values Agreement (EVA) waives the
      Surrender Charges that would ordinarily apply to your Policy. Electing this Agreement results in higher cash surrender values in the early years of Policy ownership. If you elect this Agreement, the accumulation value will be slightly lower than if this Agreement is not elected because of the charge for this Agreement. The minimum monthly charge for this Agreement is 0.01 percent of the accumulation value less any policy loan and the maximum monthly charge is 0.05 percent of accumulation value less any policy loan. For purposes of determining the charge for this Agreement, policy loan interest that has accrued, but which has not been paid or added to the policy loan account, will be included as part of the policy loan being subtracted from the accumulation value. This Agreement is only available at issue and may not be terminated once it is elected. If the Policy is terminated and later reinstated, the EVA must be added at reinstatement. You should only purchase this Agreement if higher cash surrender values in the early years of this Policy are important to you and you are willing to accept lower Policy accumulation values.

      GUARANTEED INSURABILITY OPTION    The Guaranteed Insurability Option
      (GIO) guarantees you the ability to purchase additional amounts of insurance coverage, which is also referred to as additional coverage layers, on the insured's life on specified option dates without additional underwriting. The minimum amount of additional coverage layer available is $10,000 and the maximum amount of additional coverage layer available is the lesser of $100,000 or the face amount of the base Policy on which the GIO is added. At the time the GIO is purchased, the policy owner will specify the maximum amount of insurance coverage or additional coverage layer that may be added to the Policy on each specified option date. The GIO is only available for insureds between the ages of zero and forty. The policy owner may purchase the GIO at issue subject to underwriting of the insured. The policy owner may also add the GIO after the Policy is issued, subject to underwriting of the insured. The GIO may also be added to policies that were purchased prior to the initial date the GIO was available. The charge shown for the GIO is a monthly charge and will apply from the time the GIO is added to the Policy until the date the GIO terminates, which generally occurs on the last specified option date (which is generally the policy anniversary nearest the insured's fortieth birthday). The charge for the GIO will not be affected by the purchase of an additional coverage layer on a specified option date.

      The GIO guarantees that the policy owner will be able to purchase an additional coverage layer on the specified option dates, which occur on the policy anniversary nearest to the insured's birthday at ages 22, 25, 28, 31, 34, 37 and 40. You will also be able to purchase an additional coverage layer in the event the insured marries or enters into a legal partnership, experiences the birth of a child or the legal adoption of a child, each known as an alternative option date. If the policy owner exercises the GIO on an alternative option date, the next available specified option date will no longer be available. For example, if the insured marries at age 26, the policy owner may purchase an additional coverage layer effective as of the date of the marriage. Since there is no specified option date at age 26, the next specified option date available at age 28 will no longer be available. All of the remaining specified option dates (at ages 31, 34, 37 and 40) will continue to be available. On each available specified or alternative option date, the policy owner will be able to purchase an additional coverage layer up to the maximum amount elected under the GIO.

      The cost of insurance charge for any additional coverage layer will be calculated using the insured's age and the most recent underwritten risk class for the Policy at the time the GIO is exercised. The additional cost of insurance charges for any additional coverage layer will be deducted monthly from the Policy's accumulation value. There is no requirement to pay additional premium when adding an additional coverage layer under the GIO. However, adding additional coverage layers will increase the cost of insurance charges under the Policy and it may be necessary to pay additional premium to cover those increased cost of insurance charges. The cost of insurance charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the GIO. The Policy change transaction charge and a new surrender charge and surrender charge period will apply to each new additional coverage layer. The addition of an additional coverage layer under the Policy will not result in any other charges.

      The GIO and the monthly charge deducted for the GIO will terminate when the GIO terminates at the policy anniversary nearest the insured's fortieth birthday, which will correspond with the last specified option date under the GIO. The GIO and the monthly charge deducted for the GIO may terminate earlier than the policy anniversary nearest the insured's fortieth birthday if an alternative option date occurs after the insured's thirty-seventh birthday and before the policy anniversary nearest the insured's fortieth birthday and you elect to add an additional coverage layer on that alternative option date. The additional coverage layers purchased prior to termination of the GIO will continue after the termination of the GIO, unless such additional coverage layer is subsequently reduced or eliminated at the request of the policy owner, subject to any surrender charges. You should purchase the GIO if you believe that future changes in the insured's life (e.g., marriage, children) will result in your need for additional death benefit and you are concerned about the insured's ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the GIO and do not exercise the right to purchase additional insurance coverage or face amounts on the exercise date, you will still pay a charge for the GIO.

      LONG-TERM CARE AGREEMENT    The LTC Agreement allows you to accelerate
      death benefits by receiving monthly benefit payments upon the insured meeting certain eligibility requirements. We will pay you a monthly benefit to assist with the expenses associated with the insured's nursing home care or home health care. To be eligible for benefits under this agreement, the insured must be certified by a licensed health care practitioner to be: (1) cognitively impaired or (2) unable to do at least 2 of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair). In addition, you must submit to us a plan for qualified long-term care services that is written by a licensed health care practitioner and which is based upon an assessment that the insured requires long term care services. Finally, the insured must also meet a 90-day waiting period, referred to as an elimination period, in which the insured is receiving long term care services. The elimination period can be satisfied by any combination of days of long term care facility stay or days of home health care, as those terms are defined in the Policy. These days of care or services need not be continuous, but must be accumulated within a continuous period of 730 days. The elimination period has to be satisfied only once while this Agreement is in effect.

      The benefit payments made under this Agreement may not cover all of the Insured's long-term care costs. The long term care benefits paid under this Agreement are intended to be "qualified long-term care insurance" under federal tax law, and may not be taxable to the policy owner. See "Tax Treatment of Policy Benefits." You should consult your tax advisor about the tax impact of purchasing this Agreement.

      This Agreement may be added to your Policy at any time after issue, subject to providing us evidence of insurability. We will consider applications for the LTC Agreement if the insured is receiving long term care at the time of the request; however it is unlikely that the insured's evidence of insurability will be satisfactory for issuing the Agreement. This Agreement will be subject to the incontestability provisions of the Policy, which are described in your Policy and in the Statement of Additional Information. See "Statement of Additional Information."

      You will select the maximum amount of long term care benefit (LTC amount) that you want when you purchase this Agreement. The LTC amount cannot be less than one hundred thousand dollars and cannot exceed the lesser of
      (i) the Policy face amount or (ii) five million dollars. You may also select either a two (2%) or four (4%) percent monthly benefit percentage that will be used to calculate your monthly benefit payment.

      If you decrease the face amount of the Policy, we may lower the amount of long term care benefit (LTC amount) available under the Agreement. If the Policy's face amount after the decrease is less than the LTC amount before the face decrease, the LTC amount will be equal to the new decreased face amount. If you request a partial surrender of your accumulation value, the LTC amount is set equal to the LTC amount that was in effect immediately prior to the partial surrender, multiplied by the ratio of the death benefit of the policy (without regard to any policy loan) after the partial surrender to the death benefit of the policy (without regard to any policy loan) immediately prior to the partial surrender. For example, if the Policy death benefit is $1,000,000 and the LTC amount is $500,000, a partial surrender of $100,000 would reduce the LTC amount to $450,000, which is calculated as follows: LTC amount before ($500,000) multiplied by the ratio of the death benefit after ($900,000) to the death benefit before ($1,000,000) or $500,000 x $900,000/$1,000,000 = $500,000 x .90 = $450,000.

      The monthly charge for the LTC Agreement will be affected by changes in the long term care net amount at risk. A decrease in the Policy face amount will change the long term care net amount at risk even if the LTC amount does not change because the proportion of the accumulation value used to reduce the LTC amount to calculate long term care net amount at risk will change. For example, if the Policy face amount is $1,000,000, the LTC amount is $500,000 and the accumulation value on the date of the Policy face amount reduction is $100,000, the long term care net amount at risk is $450,000, calculated as follows: LTC amount ($500,000) minus $50,000, which is the product of the accumulation value ($100,000) and the ratio of the LTC amount to the Policy face value ($500,000/$1,000,000) or, $100,000 x .50 = $50,000. If the Policy face value is reduced to $750,000, the new long term care net amount at risk will be $433,333, calculated as follows: LTC amount ($500,000) minus $66,667, which is the product of the accumulation value ($100,000) and the ratio of the LTC amount to the Policy face value ($500,000/$750,000), or $100,000 x .66667 = 66,667. The long term care net amount at risk will not be impacted upon a partial surrender of the accumulation value.

      When you submit a request for benefits under this Agreement, we will determine the amount of your benefit as a monthly amount. In order to begin receiving monthly benefits after the insured is determined to be eligible, you will need to submit evidence that the insured is continuing to incur monthly long term care costs. We may require you to complete any benefit forms on a monthly basis. Payments will generally be paid within fifteen days of when we receive proof that monthly long term care services have been provided.

      The maximum monthly benefit will be the lesser of:

          1. The monthly benefit percentage you chose times the LTC amount in effect; or

          2. The per diem amount allowed by the Health Insurance Portability and Accountability Act times the number of days in the month.

      You may request to receive a monthly benefit less than the maximum we determine. Choosing a lesser amount could extend the length of the benefit period. If you request less than the maximum benefit, you may request that benefit amount be changed, however, we will never pay more than the maximum monthly benefit allowed under the Internal Revenue Code. We will continue to make benefit payments to you until: 100% of the LTC amount has been paid, the Insured is no longer eligible for the benefit, the Policy is surrendered, the Policy terminates when the Policy loan plus the unpaid Policy loan interest exceed the accumulation value, we receive a request to cancel this Agreement or the Insured dies.

      In order to continue receiving benefits, you must submit to us, on a monthly basis, evidence that the insured is receiving long term care services. This evidence generally includes invoices for long term care services the insured receives. We may also require, no more than annually, a recertification by a licensed health care practitioner, that the insured is either (1) cognitively impaired or (2) unable to do at least 2 of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair).

      If you do not send us evidence that the insured is receiving long term care services on a monthly basis, we will not send you the monthly benefit. If you do not submit evidence that the insured is receiving long term care services for period of three consecutive months, you must request to reinstate monthly benefits by submitting additional information to us that the insured continues to be eligible for benefits under this agreement. We will require i) recertification by a licensed health care practitioner that the insured is either (1) cognitively impaired or (2) unable to do at least 2 of the following activities of daily living: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair), ii) resubmission of a plan for qualified long-term care services that is written by a licensed health care practitioner and which is based upon an assessment that the insured requires long term care services and iii) evidence that the insured is continuing to incur monthly long term care costs.

      Your request for a monthly benefit under this Agreement will include an instruction from you to transfer all accumulation value you have allocated to the sub-accounts to the Guaranteed Interest Account. You will not be allowed to transfer amounts into the Account when benefits payments are being made under this Agreement.

      Although the allocation of your Accumulation Value in the sub-accounts to the Guaranteed Interest Account may have the effect of mitigating declines in your Policy Accumulation Value in the event of a significant decline in equity market valuations, doing so will also generally result in your Policy Accumulation Value increasing to a lesser degree than the equity markets when the value of equity investments rise. This may deprive you of the benefits of increases in equity market values under your Policy.

      We will waive the LTC Agreement charges while benefits are being paid under the Agreement. However, other Policy charges will continue to be assessed against the accumulation value. If your accumulation value goes to zero while long term care benefits are being paid under this Agreement, we will waive any additional Policy charges. While receiving LTC Agreement benefits, you may not increase the Policy death benefit; request a Policy loan, or partial surrenders from the Policy. You may request to decrease the death benefit or request a partial surrender to make a Policy loan payment. A request for benefits under the Accelerated Death Benefit Agreement may also reduce the amount of benefits you may receive under the LTC Agreement.

      When we make a monthly benefit payment under this Agreement, we will reduce the amount of the death benefit by the monthly payment. We will waive the Policy Transaction Charge for the death benefit change made as a result of a benefit payment under this Agreement. We will also reduce the accumulation value in proportion to the reduction in the death benefit. The accumulation value following an LTC benefit payment will equal the accumulation value immediately prior to the LTC benefit payment multiplied by a factor. This factor will equal the policy death benefit (without regards to loan) following the payment of an LTC benefit divided by the policy death benefit (without regards to loan) immediately prior to the LTC benefit payment. If the Policy has the Death Benefit Guaranty
      (DBG) Agreement on it, we will also make a proportionate reduction in the DBG value for payment of a monthly benefit. The DBG value following an LTC benefit payment will equal the DBG value immediately prior to the LTC benefit payment multiplied by a factor. This factor will equal the policy death benefit (without regards to loan) following the payment of an LTC benefit divided by the policy death benefit (without regards to loan) immediately prior to the LTC benefit payment. If the Policy has an outstanding loan, a proportionate amount of the loan will be repaid with the monthly benefit, which will reduce the amount you receive.

      This Agreement will terminate when i) we have paid the maximum LTC amount, ii) the insured is no longer eligible for long term care benefits, iii) the Policy terminates due to the loan balance exceeding the accumulation value, iv) the Policy terminates due to the death of the Insured, v) the Policy terminates upon a complete surrender of the Policy, vi) you terminate the Agreement by written request to our Home Office, vii) or your Policy otherwise terminates because a partial surrender or other reduction in accumulation value leaves the Policy with insufficient amounts to cover Policy charges on the next monthly Policy anniversary. See "Termination" and "Partial Surrender".

      INFLATION AGREEMENT    The Inflation Agreement provides you the ability
      to increase your face amount of insurance without underwriting every three years based upon increases in the cost of living (the "Cost of Living") as measured by changes in the U.S. Department of Labor Consumer Price Index (CPI). On the third anniversary of the issue date of this Agreement, we will calculate a Cost of Living increase and automatically increase the face value of your Policy. We will calculate a Cost of Living Increase on every third Agreement anniversary until the insured reaches the age of sixty. You may refuse to accept a Cost of Living increase; however, if you do so and the insured is over the age of twenty-one, no further Cost of Living increases may be made. If the insured is under the age of twenty-one at the time you refuse a Cost of Living increase, no additional Cost of Living increase offers will be made until after the insured turns age twenty-one.

      The amount of the Cost of Living increase will be the lesser of (1) the Policy face amount multiplied by two times the increase in the CPI during the previous three years or (2) $100,000. The increase in the CPI is calculated by dividing the CPI on the date five months before the date of the Cost of Living increase by the CPI on the date forty-one months before the Cost of Living increase and subtracting one from that number.

      The Inflation Agreement is only available for insureds under the age of sixty. The policy owner may purchase the Inflation Agreement at issue subject to underwriting of the insured. The policy owner may also add the Inflation Agreement after the Policy is issued, subject to underwriting of the insured. The Inflation Agreement may also be added to policies that were purchased prior to the initial date the Inflation Agreement was available. The charge shown for the Inflation Agreement is a monthly charge and will apply from the time the Inflation Agreement is added to the Policy until the date the Inflation Agreement terminates. The charge for the Inflation Agreement will not be affected by the purchase of additional insurance.

      The cost of insurance charge for any additional insurance will be calculated using the insured's age and the most recent underwritten risk class for the Policy at the time the cost of living increase is accepted. The cost of insurance charges for any additional insurance will be deducted monthly from the Policy's accumulation value. There is no requirement to pay additional premium when adding an additional insurance under the Inflation Agreement. However, accepting the additional insurance increases the cost of insurance charges under the Policy and it may be necessary to pay additional premium to cover the increased cost of insurance charges. The cost of insurance charge for the additional insurance is separate from and in addition to the charge you pay for purchasing the Inflation Agreement.

      The Inflation Agreement and the monthly charge deducted for the Inflation Agreement will terminate when the Inflation Agreement terminates. Additional insurance purchased under this Agreement will remain in force until: the Policy face amount is reduced or eliminated at the request of the policy owner, the policy terminates or the insured dies.

      The Inflation Agreement will terminate on the earliest of: 1) the Policy anniversary nearest to the insured's 59th birthday, 2) the date this Policy is terminated or surrendered, 3) the date we receive your written request to terminate the Agreement, 4) the date you refuse a Cost of Living increase when the insured is over the age of twenty-one and 5) the insured's date of death.

      You should purchase the Inflation Agreement if you believe that the Policy face amount needs to keep pace with increases in cost of living as measured by the CPI and you are concerned about the insured's ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the Inflation Agreement and do not accept the additional insurance coverage or face amounts when offered, you will still pay a charge for the Inflation Agreement.


      BUSINESS CONTINUATION AGREEMENT.    The Business Continuation Agreement
      (BCA) guarantees you the right to increase the face amount of this Policy, referred to as a new coverage layer, without evidence of insurability, at the death of a designated life.



      The applicant will name the person or persons who will serve as the designated life in the application for this Agreement. There may be as many as five designated lives and the person or persons named as designated lives must also be underwritten and approved for a separate life insurance policy at the time of your application. A designated life may not be changed after the Policy is issued.



      The minimum amount of additional coverage layer available for each designated life is $5,000 and the maximum amount of additional coverage layer available is the lesser of $10,000,000 or two times the face amount of the base Policy on which the BCA is added. At the time the BCA is purchased, the policy owner will specify the amount of additional coverage layer that will be available upon the death of the designated life. The BCA is subject to the insured providing evidence of insurability satisfactory to us.



      The amount of the coverage layer for each designated life will begin to be phased out at the policy anniversary nearest to the insured's age 76. The phase out amount is equal to the maximum amount of additional coverage layer chosen for the designated life, multiplied by the percentage corresponding to the anniversary nearest the insured's age for each policy anniversary as shown in the following table:



                         ANNIVERSARY NEAREST INSURED'S AGE                PERCENTAGE
                           ----------------------------------                ----------
                                  Prior to age 76                            100%
                                      Age 76                                  80%
                                      Age 77                                  60%
                                      Age 78                                  40%
                                      Age 79                                  20%
                                      Age 80                                  0%



      At the death of a designated life, you may exercise the right to add an additional coverage layer to this policy during the ninety day period (Option Period) immediately following the date of the designated life's death. You must notify us in writing that you are exercising your right to add a new coverage layer. We must also receive the following information, in Good Order, at our Home Office during the Option
      Period:



           (1)  proof satisfactory to us of the designated life's death; and



           (2)  a completed application for the new coverage layer.

      If the insured dies within the Option Period following the death of a designated life, but not simultaneously with the designated life, we will pay the maximum increase amount to the beneficiary of this policy. If the insured and the designated life die at the same time, or under circumstances in which the order of death cannot be determined, we will pay one-half of the maximum increase amounts to the beneficiary of this policy.



      If premiums or charges are being waived because the insured is totally disabled, the increase available will be limited to one-half of the maximum increase amount.



      The monthly charge shown for the BCA will apply from the time the BCA is added to the Policy until the date the Agreement terminates. The monthly charge for any designated life under the BCA will terminate as of the date of death of the designated life.



      The BCA will terminate at the earliest of the following events:



           (1) the date the policy is surrendered or terminated; or



           (2) the date we receive a written request to cancel the agreement;
           or



           (3) the date of the death of the insured; or



           (4) the end of the Option Period following the death of the last designated life; or



           (5) the policy anniversary nearest the insured's 80th birthday.



      The cost of the insurance charge for any additional coverage layer will be calculated using the insured's age and underwritten risk class for the Policy at the time the BCA was issued. If a coverage layer has been added after issuance of the agreement at a more favorable risk class than the Policy coverage, the cost of the insurance charge for the new coverage layer will be calculated using the more favorable underwritten risk class. The additional cost of insurance and policy issue charges for any additional coverage layer will be deducted monthly from the Policy's accumulation value. There is no requirement to pay additional premium when adding an additional coverage layer under the BCA. However, adding additional coverage layers will increase the cost of insurance charges and policy issue charges under the Policy and it may be necessary to pay additional premium to cover those increased cost of insurance charges. The cost of insurance charge and policy issue charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the BCA. The Policy change transaction charge and a new surrender charge and surrender charge period will apply to each new additional coverage layer. The addition of an additional coverage layer under the Policy will not result in any other charges.



      Any additional coverage layers purchased during an Option Period will continue after the termination of the BCA, unless such additional coverage layer is subsequently reduced or eliminated at the request of the Policy Owner.



      You should purchase the BCA if you believe that the future death of a designated life will result in your need for additional death benefit and you are concerned about the insured's ability to qualify for additional insurance coverage because of health or lifestyle concerns. If you purchase the BCA and do not exercise the right to purchase additional coverage layers during an Option Period, you will still pay a charge for the BCA.



      GUARANTEED INSURABILITY OPTION FOR BUSINESS.    The Guaranteed
      Insurability Option for Business (GIOB) guarantees you the ability to purchase additional amounts of insurance coverage, which is also referred to as additional coverage layers, on the insured's life on as many as five specified Option Dates without additional underwriting. The minimum amount of additional coverage layer available is $10,000 and the maximum amount of additional coverage layer available is the lesser of $200,000 or 20% of the face amount of the base Policy on which the GIOB is added. At the time the GIOB is purchased, the policy owner will specify the maximum amount of insurance coverage or additional coverage layer that may be added to the Policy on each specified Option Date, which must be between $100,000 and $200,000. If premiums or charges are being waived because the insured is totally disabled, the additional coverage layer increase available will be limited to one-half of the maximum you chose when you applied for the policy. The GIOB is only available for insureds between the ages of eighteen and fifty-two. The policy owner may purchase the GIOB at issue subject to underwriting of the insured. After August 22, 2015, the Policy Owner may also add the GIOB after the policy is issued subject to the underwriting of the insured. The charge shown for the GIOB is a monthly charge and will apply from the time the GIOB is added to the Policy until the date the GIOB terminates. The GIOB will terminate on;



           (1) the last available Option Date (described below); or



           (2) the date the policy is surrendered or terminated; or



           (3) the date we receive your written request to cancel this agreement; or



           (4) the date of the insured's death.



      The GIOB charge varies based upon the insured's age and tobacco status. The charge for the GIOB will not be affected by the purchase of the additional coverage layer on a specified Option Date.



      The GIOB guarantees that the policy owner will be able to purchase an additional coverage layer on specified Option Dates. The specified Option Dates vary by issue age. On each available Option Date, the policy owner will be able to purchase an additional coverage layer up to the maximum amount elected under the GIOB. The following table shows the Option Dates available based upon the insured's age when the GIOB is issued:



                  --------------------------------------------------------------------------------

                                                           Option Dates
                  --------------------------------------------------------------------------------
                   Issue Age   22  25   28    31    34    37    40    43        46   49   52   55
                  --------------------------------------------------------------------------------
                   18-21        -   -    -     -     -
                  --------------------------------------------------------------------------------
                   22-24            -    -     -     -     -
                  --------------------------------------------------------------------------------
                   25-27                 -     -     -     -     -
                  --------------------------------------------------------------------------------
                   28-30                       -     -     -     -     -
                  --------------------------------------------------------------------------------
                   31-33                             -     -     -     -         -
                  --------------------------------------------------------------------------------
                   34-36                                   -     -     -         -    -
                  --------------------------------------------------------------------------------
                   37-39                                         -     -         -    -    -
                  --------------------------------------------------------------------------------
                   40-42                                               -         -    -    -    -
                  --------------------------------------------------------------------------------
                   43-45                                                         -    -    -    -
                  --------------------------------------------------------------------------------
                   46-48                                                              -    -    -
                  --------------------------------------------------------------------------------
                   49-51                                                                   -    -
                  --------------------------------------------------------------------------------
                   52                                                                           -
                  --------------------------------------------------------------------------------



      When you add a coverage layer, you are buying additional life insurance for which you will pay cost of insurance and policy issue charges. The cost of the insurance charge for any additional coverage layer will be calculated using the insured's age and underwritten risk class for the Policy at the time the GIOB was issued. If a coverage layer has been added after issuance of the agreement at a more favorable risk class than the Policy coverage, the cost of the insurance charge for the new coverage layer will be calculated using the more favorable underwritten risk class. The additional cost of insurance and policy issue charges for any additional coverage layer will be deducted monthly from the Policy's accumulation value. There is no requirement to pay additional premium when adding an additional layer under the GIOB. However, adding additional coverage layers will increase the cost of insurance charges and policy issue charges under the Policy and it may be necessary to pay additional premium to cover those increased cost of insurance charges. The cost of insurance charge and policy issue charge for each new coverage layer is separate from and in addition to the charge you pay for purchasing the GIOB. The Policy change transaction charge and a new surrender charge and surrender charge period will apply to each new additional coverage layer. The addition of an additional coverage layer under the Policy will not result in any other charges.



      The additional coverage layers purchased prior to termination of the GIOB will continue after termination of the GIOB, unless such additional coverage layer is subsequently reduced or eliminated at the request of the policy owner.



      You should purchase the GIOB if you believe that future changes in the insured's life (e.g. death of a business partner, increase in business value) will result in your need for additional death benefit and you are concerned about the insured's ability to qualify for additional coverage because of the health or lifestyle concerns. If you purchase the GIOB and do not exercise the right to purchase additional insurance coverage or face amounts on the exercise date, you will still pay a charge for the GIOB.



      CORPORATE ENHANCED VALUES AGREEMENT.    If the Policy is purchased by a
      corporation as part of a strategy insuring multiple lives, you may also elect to add the Corporate Enhanced Values Agreement (CEVA). The CEVA Agreement waives the Surrender Charge and provides an Enhancement Benefit which is an amount that will be added to the Accumulation Value if the Policy is surrendered.



      The Enhancement Benefit is calculated on a monthly basis and is equal to the policy's accumulation value less any loans, including any loan interest, multiplied by the Enhancement Percentage. The Enhancement Benefit is subject to an Enhancement Benefit Cap which is the Enhancement Cap Percentage multiplied by the cumulative premium charge for the Policy.



      The Enhancement Percentage is a percentage used to determine the Enhancement Benefit. Currently the initial Enhancement Percentage is 11.5% and decreases over time until it reaches zero. At the time of full policy surrender, the Enhancement Benefit is equal to the policy's accumulation value less any loans, including any loan interest due, multiplied by the Enhancement Percentage in effect at the time of surrender. We reserve the right to change the Enhancement Percentage at any time.



      The Enhancement Cap Percentage is a percentage used to determine the Enhancement Benefit Cap. The Enhancement Benefit Cap is calculated by multiplying the Enhancement Cap Percentage by the Cumulative Premium Charge. The cumulative premium charge is the sum of all premium charges assessed against premium paid into the policy. We reserve the right to change the Enhancement Percentage Cap at any time. The current Enhancement Cap Percentages are listed below:




                                   POLICY YEAR                  ENHANCEMENT CAP PERCENTAGE
                                      -----------                  --------------------------
                                        1                                  275%
                                        2                                  260%
                                        3                                  250%
                                        4                                  230%
                                        5                                  210%
                                        6                                  190%
                                        7                                  170%
                                        8                                  150%
                                        9                                  120%
                                       10                                   90%
                                       11                                   60%
                                       12                                   30%
                                       13                                   0%

      We assess a monthly charge for the CEVA. The minimum guaranteed monthly charge is 0 percent of the accumulation value less any policy loan and the maximum guaranteed monthly charge is .12 percent of the accumulation value less any policy loan. For the purpose of determining the CEVA charge, policy loan interest that has accrued, but which has not been paid or added to the policy loan amount, will be included as part of the policy loan being subtracted from the accumulation value.



      This agreement may only be added at issue without underwriting and may not be terminated once added. If the Policy terminates and is later reinstated, you must also reinstate the Corporate Enhanced Values Agreement. If you add the CEVA agreement to your Policy, you will not be able to add the following agreements to your Policy: Death Benefit Guarantee Agreement, Early Values Agreement, Family Term Children's Agreement, Guaranteed Insurability Option, Inflation Agreement, Interest Accumulation Agreement, Long Term Care Agreement, Waiver of Charges Agreement and Waiver of Premium Agreement. In addition, you may not add the CEVA Agreement if your Policy is a modified endowment contract (MEC) or if your planned premium exceeds the MEC premium limits.



      The Enhancement Benefit is only available if you surrender the Policy. If a policy with the CEVA agreement is surrendered in an exchange to another life insurance policy, the Surrender Charge will not be waived and the Enhancement Benefit will not be credited. The Enhancement Benefit is also not available for partial surrenders.



      You should consider adding the Corporate Enhanced Values Agreement to your Policy if you are a corporation that is purchasing the Policy as part of multiple life case and desire to have higher surrender values in the Policy's early years. However, if you elect this Agreement, the accumulation value will be slightly lower than if this Agreement is not elected because of the charge for the Agreement. Under some circumstances, the Policy Accumulation Value without CEVA may exceed the Surrender Value of a Policy with CEVA. This most likely will occur after the tenth Policy year when the Policy Surrender Charge no longer applies and the Enhancement Benefit is smaller.



      PREMIUM DEPOSIT AGREEMENT.    The Premium Deposit Agreement allows you to
      send us up to three payments to pay your annual premium for a period of two to ten years. The payments will be held in a Premium Deposit Account, a part of our General Account, and interest will be credited on those payments. We will credit an annual rate of interest at least equal to a minimum annual rate of interest of 0.50%, the PDA Minimum Rate, on each payment to the Premium Deposit Account for the duration the payment remains in the Premium Deposit Account. In our sole discretion, we may credit an annual rate of interest higher than the PDA Minimum Rate on payments to the Premium Deposit Account for the duration the payment remains in the Account. We will provide you with the current Premium Deposit Account interest rate upon request.



      Each year, we will withdrawal a portion of the payment(s) held in a Premium Deposit Account and pay from our General Account interest credited on that amount to pay your annual premium. Amounts held in the Premium Deposit Account may only be used to pay Policy premiums.



      When you add the Premium Deposit Agreement to your Policy, we will send you a confirmation showing the annual withdrawal from the Premium Deposit Agreement account and the interest we will credit on that amount. The following example demonstrates how the Premium Deposit Agreement works:



      The policy owner requests the Premium Deposit Account and wishes to have 10 annual premium payments of $10,000 each. Assuming an interest rate of 2.75%, we would require a deposit into the Premium Deposit Account of $78,776.78. The initial $10,000 premium payment would need to be made in addition to the deposit into the Premium Deposit Account. The following chart depicts the withdrawals and interest earned for each Premium payment made from the Premium Deposit Amount:



                ANNUAL PREMIUM         ANNUAL PREMIUM         AMOUNT WITHDRAWN        TAXABLE INTEREST
                 PAYMENT YEAR            TO BE PAID               FROM PDA                 EARNED
                   --------------        ---------------         -----------------       ----------------
                       2                 $10,000.00               $9,732.36                $267.64
                       3                 $10,000.00               $9,471.88                $528.12
                       4                 $10,000.00               $9,218.38                $781.62
                       5                 $10,000.00               $8,971.66               $1,028.34
                       6                 $10,000.00               $8,731.54               $1,268.46
                       7                 $10,000.00               $8,497.85               $1,502.15
                       8                 $10,000.00               $8,270.41               $1,729.59
                       9                 $10,000.00               $8,049.06               $1,950.94
                      10                 $10,000.00               $7,833.64               $2,166.36



      On the first Policy Anniversary (the second Annual Premium Payment Year), we would withdraw $9,732.36 from the Premium Deposit Account and credit $267.64 in interest from our General Account to pay the annual premium of $10,000 ($9,732.36 + $267.64 = 10,000). The interest of $267.64 will be reported to the policy owner as taxable on an IRS Form 1099-INT.



      If you request a surrender of any amount held by us under the Premium Deposit Agreement, we will treat it as a request to surrender the Agreement and will refund all of the remaining balance in the Premium Deposit Account to you along with interest credited at the PDA Minimum Rate for the portion of each payment remaining in the Premium Deposit Account. Interest will be credited from the date of your payment to the Premium Deposit Account or if later, the date the last premium payment was made from the Premium Deposit Account.



      If the insured dies while the Policy and the Premium Deposit Account are in force, we will pay the Death Benefit payable under the Policy as well as any remaining balance in the Premium Deposit Account. We will pay you interest on that remaining balance, using the then current interest rate for the Premium Deposit Account. Interest will be credited from the date of your payment to the Premium Deposit Account or if later, the date the last premium payment was made from the Premium Deposit Account.



      The Premium Deposit Agreement is available at issue without underwriting and is available after the Policy is issued. You should consider adding this Agreement to your Policy if you want to only make three or fewer payments during the life of the Policy and would like us to automatically pay your Policy premiums for the periods you elect. There is no charge for this Agreement.





OTHER MATTERS



      FEDERAL TAX STATUS

      INTRODUCTION    The discussion of federal taxes is general in nature and
      is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the "IRS"). We have not considered any applicable state or other tax laws.

      TAXATION OF MINNESOTA LIFE AND THE INDIVIDUAL VARIABLE UNIVERSAL LIFE
      ACCOUNT    We are taxed as a "life insurance company" under the Code. The operations of the Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on income dividends received by the Account or on capital gains arising from the Account's activities. The Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

      At the present time, we make no charge to the Account for any federal, state or local taxes that we incur that may be attributable to such Account or to the Policies. However, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Account or the Policies.

      In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law for purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

      TAX STATUS OF THE POLICY    In order to qualify as a life insurance
      contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on a standard rate class basis (other than those with a Cash Extra Charge) should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis or with a Cash Extra Charge and it is not clear whether such policies will in all cases satisfy the applicable requirements. If a Policy were determined not to be a life insurance contract for federal income tax purposes, that Policy would not provide most of the tax advantages normally provided by a life insurance contract. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

      In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of underlying variable account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the assets held in the Account, which is the variable account underlying the Policy. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the assets held in the Account.

      In addition, the Code requires that the investments of the Account be "adequately diversified" in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

      The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

      TAX TREATMENT OF POLICY BENEFITS

      GENERAL    We believe that the death benefit under a Policy should
      generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax adviser should be consulted on these consequences.

      Generally, the policy owner will not be deemed to be in constructive receipt of the policy accumulation value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

      MODIFIED ENDOWMENT CONTRACTS    Under the Internal Revenue Code, certain
      life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

      If there is a reduction in the benefits under the Policy during the first seven policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent adviser to determine whether a policy transaction will cause the Policy to be classified as a MEC.

      DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS
         Policies classified as MECs are subject to the following tax rules:
           1. All distributions other than death benefits, including distributions upon surrender and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the Policy only after all gain has been distributed.

           2. Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

           3. A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary.

      If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

      DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT
      MODIFIED ENDOWMENT CONTRACTS    Distributions other than death benefits
      from a Policy that is not classified as a MEC are generally treated first as a recovery of the policy owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

      Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax adviser should be consulted about such loans.

      Finally, the 10 percent additional income tax does not apply to distributions or loans from or secured by a Policy that is not a MEC.

      SETTLEMENT OPTIONS    Even if the death benefit under the Policy is
      excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

      MULTIPLE POLICIES    Under the Code, all MECs issued by us (or an
      affiliated company) to the same policy owner during any calendar year will be treated as one MEC for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see your own tax adviser.

      INVESTMENT IN THE POLICY    Your investment in the Policy is generally
      your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free.

      POLICY LOANS    In general, interest on a policy loan will not be
      deductible. If a policy loan is outstanding when a Policy is canceled or terminated, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

      REINSTATEMENTS    You may have adverse tax consequences if you request
      that we reinstate your Policy after it has terminated with no accumulation value or for non-payment of premiums. For example, reinstatements that occur more than ninety days after a policy terminates with no accumulation value or for non-payment of premium could automatically be classified as a MEC. You should consult your tax advisor before you reinstate your Policy.

      OVERLOAN PROTECTION AGREEMENT    Anyone contemplating the purchase of the
      Policy with the Overloan Protection Agreement should be aware that the tax consequences of the Overloan Protection Agreement have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Agreement is exercised. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Agreement.

      LONG-TERM CARE AGREEMENT    We believe the LTC Agreement qualifies as
      long term care insurance under the Code, however, you should be aware that the tax treatment of long term care benefits is uncertain. The IRS could assert that a portion or all of the long term care benefits could be taxable to the owner of the policy when those benefits are paid. You should consult a tax advisor regarding the tax risks associated with benefit payments from the LTC Agreement.

      WITHHOLDING    To the extent Policy distributions are taxable, they are
      generally subject to income tax withholding. Recipients can generally elect, however, not to have tax withheld from distributions.

      OTHER TAXES    The transfer of the Policy or the designation of a
      beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the policy owner, may have Generation-Skipping Transfer tax considerations under Section 2601 of the Code.

      The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. That situation will also determine how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate inheritance, generation-skipping transfer and other taxes.

      CONTINUATION OF POLICY BEYOND AGE 100    While we intend for the Policy
      to remain in force through the insured's age 121, the tax consequences associated with a Policy remaining in force after the insured's 100th birthday are unclear. You should consult a tax adviser in all these circumstances.

      OTHER TRANSACTIONS    Changing the policy owner may have tax
      consequences. Pursuant to Section 1035(a)(1) of the Code, exchanging this Policy for another involving the same insureds should have no federal income tax consequences if there is no debt and no cash or other property is received. The new Policy would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a MEC. An exchange of a life insurance contract for a new life insurance contract may, however, result in a loss of grandfathering status for statutory changes made after the old Policy was issued.

      BUSINESS USES OF POLICY    The Policy may be used in various
      arrangements, including nonqualified deferred compensation or salary continuation plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.

      Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

      SPLIT-DOLLAR ARRANGEMENTS    A tax adviser should be consulted with
      respect to the 2003 split-dollar regulations if you have purchased or are considering the purchase of a Policy for a split-dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

      Although the prohibition on loans is generally effective as of the Act's effective date of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

      ALTERNATIVE MINIMUM TAX    There may also be an indirect tax upon the
      income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

      ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES    The transfer of
      the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the insured owned the Policy. If the policy owner was not the insured, the fair market value of the Policy would be included in the policy owner's estate upon the policy owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

      Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the policy owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

      Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

      AMERICAN TAXPAYER RELIEF ACT OF 2012    The American Taxpayer Relief Act
      of 2012 ("ATRA") was enacted on January 2, 2013, and succeeds many of the provisions of the Economic Growth and Tax Reconciliation Act of 2001 ("EGTRRA"), which expired on December 31, 2012. ATRA establishes permanent exclusion amounts and rate structures for transfer taxes resulting from deaths, gifts, and generation skipping transfers that occur after December 31, 2012. The estate, gift, and generation skipping transfer tax exclusion amounts established under ATRA are annually adjusted for inflation. In addition, ATRA makes several transfer tax provisions originally introduced by EGTRRA permanent. For 2015, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,430,000 and 40%, respectively.


      The complexity of ATRA, together with how it may affect existing estate planning, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios. It should be understood that the foregoing description of the federal income, gift and estate tax consequences under the Policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, a person contemplating the purchase of a variable life insurance policy or exercising elections under such a policy should consult a tax adviser.

      TAX SHELTER REGULATIONS.    Prospective owners that are corporations
      should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

      MEDICARE TAX ON INVESTMENT INCOME.    Beginning in 2013, a 3.8% tax may
      be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

      LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO.    In Rev. Rul.
      2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

      LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS.
        Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.

      Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

      VOTING RIGHTS

      We will vote the Fund shares held in the various sub-accounts of the Account at regular and special shareholder meetings of the Funds in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your Policy's accumulation value in a sub-account by the net asset value per share of the corresponding Fund Portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. We will vote Fund shares held by the Account as to which no instructions are received in proportion to the voting instructions which are received from policy owners with respect to all Policies participating in the Account. Proportional voting may result in a small number of policy owners determining the outcome of the vote.

      We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if we reasonably disapprove of such changes. A change would be disapproved only:

          - if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of policy owners, or

          - if we determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives.

      In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next annual report or through special notice.

      COMPENSATION PAID FOR THE SALE OF POLICIES

      Securian Financial Services, Inc. ("Securian Financial"), whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the state of Minnesota. Securian Financial, an affiliate of Minnesota Life, is the principal underwriter of the Policies. Securian Financial and other authorized broker-dealers sell Policies through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of Policies by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a Policy is determined by his or her broker-dealer. In the case of Policies sold by registered representatives of Securian Financial, commissions are paid directly to such registered representatives by Minnesota Life as agent for Securian Financial. Minnesota Life also pays compensation as agent for Securian Financial to general agents of Minnesota Life who are also Securian Financial registered representatives, which is described in more detail below. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges to the Policy that are in addition to the policy charges described elsewhere in this prospectus.

      PAYMENTS TO REGISTERED REPRESENTATIVES OF SECURIAN FINANCIAL    Except
      for Policies with the Early Values Agreement ("EVA"), commissions to registered representatives of Securian Financial on the sale of Policies include:

          - Up to 62.1 percent of gross premium paid in the first twenty four months after the Policy is issued (initial commissions), however, we will limit the amount of gross premium on which we will pay initial commissions to an annual target premium we establish based upon the age, gender and Risk Class of the insured and Face Amount of the insurance for the Policy.

          - Up to 3.78 percent of the gross premium paid between the twelfth and twenty fourth months (up to the target premium for gross premiums paid between the twelfth and twenty fourth months), however, gross premium that counts toward initial commissions will not be counted for this portion of the commission.

          - We will also pay up to 3.78 percent on all premiums (up to the target premium) paid in years three through five.

          - On premiums received in excess of the target premium we will pay commissions up to 1.89 percent in Policy Years one through five.


          - We also pay additional compensation of up to 0.081 percent of the Accumulation Value (net of Policy loan) in Policy years six through ten, and .054 percent of the Accumulation Value (net of Policy loan) in Policy Years 11 and greater.



      For Policies issued prior to January 30, 2015 and that have the EVA, we pay commissions up to 20.0 percent of gross premium paid in the first twenty four months after the Policy is issued (up to the annual target premium for the Policy) and up to 10.53 percent of that same dollar amount of gross premium in each of the four years following the payment of such premiums. All other compensation is the same as on Policies without EVA.



      For Policies issued after January 30, 2015 and that have the EVA, we pay commissions up to 20.0 percent of gross premium paid in the first twenty four months after the Policy is issued (up to the annual target premium for the Policy). In addition, if the target premium is less than $20,000 we pay up to 10.53 percent of that same dollar amount of gross premium in each of the four years following the payment of such premiums. If the target premium is greater than or equal to $20,000 but less than $500,000 we pay up to 7.29 percent of that same dollar amount of gross premium in each of the six years following the payment of such premiums. If the target premium is greater than or equal to $500,000 we pay up to 5.94 percent of that same dollar amount of gross premium in each of the nine years following the payment of such premiums. All other compensation is the same as on Policies without EVA.


      In addition, based uniformly on the sales of all insurance policies by registered representatives of Securian Financial, we and Securian Financial will award credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, registered representatives may also be eligible for financing arrangements, company-paid training, insurance benefits, and other benefits based on their contract with us.

      We make additional payments for sales of the Policies to general agents who manage registered representatives. Payments to general agents vary and depend on many factors including the commissions and amount of proprietary products sold by registered representatives supervised by the general agent. General agents may also be eligible for insurance benefits, other cash benefits, and non-cash compensation such as conventions and other meetings.

      PAYMENTS TO BROKER-DEALERS    We pay compensation for the sale of the
      Policies by affiliated and unaffiliated broker-dealers. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the

      Policy. We may also pay other broker dealers amounts to compensate them for training and education meetings for their registered representatives.

      All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Policy over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the Policies.


      LEGAL PROCEEDINGS

      Like other life insurance companies, we are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Individual Variable Universal Life Account, the ability of Securian Financial Services, Inc. to perform its contract with the Individual Variable Universal Life Account, or the ability of Minnesota Life to meet its obligations under the Policies. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the Individual Variable Universal Life Account.


      FINANCIAL STATEMENTS

      The financial statements of the Minnesota Life Individual Variable Universal Life Account and Minnesota Life are contained in the Statement of Additional Information. The Statement of Additional Information is available, free of charge, from us upon request. To request a Statement of Additional Information, call us at 1-800-277-9244 or write to us at:
      Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.


      REGISTRATION STATEMENT

      We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement, including the amendments and exhibits filed as a part thereof. Reference is hereby made to the Statement of Additional Information and the exhibits filed as part of the registration statement for further information regarding the Account, Minnesota Life and the Policies. Statements contained in this prospectus as to the contents of Policies and other legal instruments are summaries, and reference is made to such instruments as filed.



STATEMENT OF ADDITIONAL INFORMATION

      A Statement of Additional Information, with the same date, containing further information about the Account and the Policy is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-800-277-9244 or write to us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.

      Information about the Account (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090 or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. You can also call the SEC at 1-202-551-8090.

      The table of contents for the Statement of Additional Information is as follows:
              General Information and History
              Services
              Additional Information
              Underwriters
              Underwriting Procedures
              Settlement Options
              Illustrations
              Experts
              Other Information
              Financial Statements


      Investment Company Act No. 811-22093

               (This page has been left blank intentionally.)

APPENDIX -- GLOSSARY

      ACCOUNT: The Minnesota Life Individual Variable Universal Life Account.

      ACCUMULATION VALUE: The sum of the values under the Policy in the Minnesota Life Individual Variable Universal Life Account, the guaranteed interest account and the loan account.

      AGE: The issue age plus the number of complete policy years elapsed.

      AGREEMENT: Any benefit, other than the base Policy, made a part of this Policy.

      APPLICATION: The form completed by the proposed insured and/or proposed owner when applying for coverage under the Policy. This includes any:

           -    amendments or endorsements;
           -    supplemental applications; or
           -    reinstatement applications.

      BENEFICIARY(IES): The person(s) so named in the application, unless later changed, to whom any death benefit is payable upon the death of an insured, subject to the conditions and provisions of the Policy.

      CODE: The U.S. Internal Revenue Code of 1986, as amended.

      DEATH BENEFIT: The amount payable to the beneficiary upon the death of the insured, according to the conditions and provisions of the Policy.

      FACE AMOUNT: The amount we use in determining the insurance coverage of an insured's life.

      FREE LOOK PERIOD: The period during which you may examine and return the Policy to us at our home office and receive a refund.

      FUND: An open-end diversified management investment company or unit investment trust in which the Minnesota Life Individual Variable Universal Life Account invests.

      GENERAL ACCOUNT: All assets of the Minnesota Life Insurance Company other than those in the Minnesota Life Individual Variable Universal Life Account or other separate accounts established by us.

      GRACE PERIOD: A 61-day period after which a Policy will terminate if you do not make a sufficient payment.

      GUARANTEED INTEREST ACCOUNT: The portion of the general account of Minnesota Life Insurance Company, which is attributable to the Policy and policies of this class, exclusive of policy loans. Accumulation value in the guaranteed interest account accrues interest at no less than a guaranteed minimum rate.

      HOME OFFICE: Our office at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: 651-665-3500.

      INITIAL FACE AMOUNT: The face amount on the policy date.

      INITIAL MINIMUM PREMIUM: The amount of premium required to put the Policy in force. The initial minimum premium is the monthly initial minimum premium shown on the policy data pages multiplied by three (3) months plus the number of complete months from the policy date to the date of payment.

      ISSUE AGE: The insured's age at nearest birthday as of the policy date.

      LOAN ACCOUNT: Part of our general account where we transfer amounts from the Minnesota Life Individual Variable Universal Life Account and the guaranteed interest account as collateral for policy loans.

      MEC: A modified endowment contract, as defined under the Code.

      NET AMOUNT AT RISK: The value equal to the death benefit as of the most recent monthly policy anniversary divided by the net amount at risk divisor (as shown on the policy data pages), and reduced by the Policy accumulation value at the beginning of the policy month, before deduction of the current month's cost of insurance charge.

      NET PREMIUM: The amount of premium after the Premium Charge has been deducted.

      OWNER (YOU, YOUR): The person named in the application as the owner, unless later changed.

      PLANNED PREMIUM: The amount of premium you plan to pay for the Policy on a periodic basis. Planned premiums serve as the basis for premium payment reminder notices. Payment of planned premiums may not necessarily keep the Policy in force.

      POLICY ANNIVERSARY: The same day and month as your policy date for each succeeding year your policy remains in force. A monthly policy anniversary is the same day as your policy date for each succeeding month your policy remains in force.

      POLICY DATE: The date shown on the policy data pages, which is the date from which we determine policy anniversaries, policy years, and monthly policy anniversaries.

      POLICY LOAN INTEREST: The amount of interest we charge you on any outstanding policy loan balance under your Policy.

      POLICY YEAR: A year that starts on the policy date or on a policy anniversary.

      PORTFOLIO: A separate investment Portfolio of a Fund. Each sub-account invests exclusively in one Portfolio of a Fund.

      RISK CLASS: The classification of the insured, based on the Underwriting Class combined with the Tobacco Class.

      SEC: The Securities and Exchange Commission, a United States government agency.

      SUB-ACCOUNT: A subdivision of the Minnesota Life Individual Variable Universal Life Account. We invest each sub-account's assets exclusively in shares of one Portfolio.

      SURRENDER VALUE: The amount available to you when your Policy is surrendered or terminates. The surrender value equals the accumulation value, less any unpaid policy charges, any outstanding policy loan, and unpaid policy loan interest and any applicable surrender charge.

      TERMINATION: When your Policy terminates without value after a grace period. You may reinstate a terminated Policy, subject to certain conditions.

      TOBACCO CLASS: Based on the tobacco use habits of the insured, with the insured designated as either "tobacco" or "non-tobacco."

      UNDERWRITING CLASS: The classification of the insured, representing the assumed level of mortality risk that we assume.

      UNIT: A measure of your interest in a sub-account of the Minnesota Life Individual Variable Universal Life Account.

      UNIT VALUE CREDIT: A credit we may provide which is used in the determination of the net investment factor for each sub-account.

      UNIT VALUES: The value of a sub-account Unit that is multiplied by the number of units in the sub-account to determine the sub-account value. The Unit Value is calculated as of the end of a Valuation Date by multiplying its value on the preceding Valuation Date by the investment factor determined for that sub-account.

      VALUATION DATE: A valuation date is any date on which the New York Stock Exchange ("NYSE") is open for trading, except for any days specified in the prospectus for the Policy and any day the Portfolio corresponding to a sub-account does not value its shares. A valuation date ends at the close of trading on the NYSE for that day.

      WRITTEN REQUEST: A request in writing signed by you. We may require that your Policy be sent in with a written request.

               (This page has been left blank intentionally.)

                       STATEMENT OF ADDITIONAL INFORMATION

                        MINNESOTA LIFE INSURANCE COMPANY
                             400 ROBERT STREET NORTH
                           SAINT PAUL, MINNESOTA 55101

            MINNESOTA LIFE INDIVIDUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This Statement of Additional Information contains additional information to the prospectus for the variable universal life insurance policy (the "Policy") offered by Minnesota Life Insurance Company ("Minnesota Life"). This Statement of Additional Information is not a prospectus, and it should be read only in conjunction with the prospectus for the Policy and the prospectuses for the investment options. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the prospectus. You may obtain a copy of the prospectus by calling Minnesota Life Insurance Company at 1-800-277-9244, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101.

                                 May 1, 2015


TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY
SERVICES
ADDITIONAL INFORMATION
UNDERWRITERS
UNDERWRITING PROCEDURES
SETTLEMENT OPTIONS
ILLUSTRATIONS
EXPERTS
OTHER INFORMATION
FINANCIAL STATEMENTS

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.," which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company," which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.
On June 11, 2007, our Board of Directors established a separate account, called the Minnesota Life Individual Variable Universal Life Account ("the Account"), in accordance with certain provisions of the Minnesota insurance law. The Account is registered as a unit investment trust separate account with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the 1940 Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Account.

SERVICES

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Additional accounting and administrative services are performed by State Street Bank and Trust Company, which includes overnight calculation of unit value amounts. Minnesota Life oversees State Street's performance of these services.

ADDITIONAL INFORMATION

ASSIGNMENT The Policy may be assigned. Any assignment must be in writing and filed at our home office. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

MISSTATEMENT OF AGE OR GENDER If the insured's age or gender has been misstated, we will adjust the proceeds payable under the Policy based on what the last monthly charges would have purchased at the correct age or gender.

INCONTESTABILITY After a Policy has been in force during the insured's lifetime for two years from the original policy date, we may not contest the Policy, except in the case of fraud. However, if there has been a policy change or reinstatement for which we required evidence of insurability, we may contest that policy change or reinstatement for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the policy change or reinstatement.

SUICIDE If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the Policy less any policy loan, unpaid loan interest and partial surrenders. If there has been a policy change or reinstatement for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the policy change or reinstatement, our liability with respect to the policy change or reinstatement will be limited to an amount equal to the portion of the monthly charges associated with that policy change or reinstatement.

REPORTS At least once each year we will send you a report. This report will include the accumulation value, the face amount and the death benefit as of the date of the report. It will also show the premiums paid during the policy year and policy loan activity. We will send the report to you without cost. The information in the report will be current as of a date within two months of its mailing.

UNDERWRITERS

The Policies are sold in a continuous offering by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota.

Commissions to registered representatives of Securian Financial on the sale of Policies include up to 50 percent of gross premium in the first 2 years following policy issue or an increase in face amount and up to 6 percent of the gross premium in years 3 through 5 following issue or increase in face amount. Beginning in policy year 6 we will also pay compensation of up to 0.10 percent of the accumulation value.

In addition, Securian Financial or we will award, based uniformly on the sales of insurance policies by registered representatives of Securian
Financial, credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like.
We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, the underwriter may also receive amounts from certain Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter may receive a portion or all of the 12b-1 fees up to .25 percent of the average daily net assets of the Portfolios of the Fund attributable to the Policies.

We pay compensation to affiliated and unaffiliated broker-dealers for the sale of the Policies. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy.

Compensation to registered representatives of Securian Financial on the sale of Policies include: up to 50 percent of gross premium in the first two policy years; up to 4 percent of the gross premium in policy years three through five following issue or increase in face amount and beginning in year six, up to .10 percent of the accumulation value.

For policies where the Early Values Agreement is in effect, compensation paid to registered representatives of Securian Financial will not exceed 16 percent of gross premium in the first year following issue or change in face amount and 12.5 percent of gross premium in years two through five following issue or change in face amount.

This description of compensation shows the amount of compensation payable under the Accumulator Variable Universal Life Insurance Policy for payment of gross premium up to the first year target premium. Compensation payable on gross premium received in excess of first year target premium will be paid at a rate of 2 percent.

We make additional payments for sales of the Policies to general agents who manage registered representatives and to the business unit responsible for the operation of our distribution system. Payments to general agents vary and depend on many factors including the compensation and amount of proprietary products sold by registered representatives supervised by the general agent.

Amounts paid by Minnesota Life to the underwriters of the Policies during 2014, 2013, and 2012, were $_____________, $8,347,795, and $6,310,785 respectively, which include amounts paid for other contracts issued through the Individual Variable Universal Life Account.

UNDERWRITING PROCEDURES

We require proof of insurability for policy issue and all policy changes resulting in an increase in face amount or other changes that result in an increase in the net amount at risk under the Policy. Proof of insurability and classification for cost of insurance charges are determined by our underwriting rules and procedures which utilize factors such as age, gender, health and occupation. Persons who present a lower mortality risk are charged the most favorable cost of insurance rates. Requirements may be waived or modified for Policies issued as a result of conversion from existing Policies, for Policies issued as part of a small group case or for face amount increases pursuant to an additional benefit agreement.

The basis for the mortality charges guaranteed in the Policies are determined by the gender, tobacco habits, and age of each insured and are based on the 2001 CSO Composite gender distinct age nearest birthday mortality tables. In instances where the insurance is required to be provided on a Unisex basis, the guaranteed mortality charges are based on the 2001 CSO Unisex Table B.

SETTLEMENT OPTIONS

The proceeds of the Policy are payable upon surrender, or upon our receipt of satisfactory proof of the insured's death while the Policy is in force. We will pay the proceeds in a lump sum unless a settlement option has been selected. We will deduct any outstanding policy loan, any accrued loan interest and unpaid monthly charges from the proceeds we pay. Proof of any claim under this Policy must be submitted in writing to our home office.

We will pay interest on any death benefit proceeds payable if payment is to be made in a lump sum. Interest will accrue on the death benefit proceeds payable from the date of the insured's death until the date of payment. Interest will be credited at a rate which we shall determine in our discretion. Such credited interest will never be less than a 3 percent annual rate.

You may, during the lifetime of the insured, request that we pay the proceeds of the Policy under one of the settlement options described below. We may also offer other methods of payment that are agreeable to both you and us. A settlement option may be selected only if payments are to be made to a natural person in that person's own right.

During the lifetime of the insured, you may also choose to place the proceeds in a Minnesota Life Benefit Account until you elect a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to you, and you will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount you request as a transfer from our general account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of our creditors.

Each settlement option described below is payable only in fixed amounts. The payments do not vary with the investment performance of the Account.

     OPTION 1 - INTEREST PAYMENTS

     We will pay interest on the proceeds at such times and for such period that is agreeable to you and us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a lump sum or under any other method we approve.

     OPTION 2 - PAYMENTS FOR A SPECIFIED PERIOD

     We will make payments for a specified number of years.

     OPTION 3 - LIFE INCOME

     We will make payments monthly during the lifetime of a payee, terminating with the last monthly payment immediately preceding the payee's death. We may require proof of the payee's age and gender.

     OPTION 4 - PAYMENTS OF A SPECIFIED AMOUNT

     We will pay a specified amount until the proceeds and interest thereto are fully paid.

If you request a settlement option, you will be asked to sign an agreement covering the settlement option which will state the terms and conditions of the payments. Unless you specify otherwise, the beneficiary may select a settlement option after the insured's death.

The minimum rate of interest we will credit under any settlement option is a 3 percent annual rate of interest. We may, in our sole discretion, credit higher rates of interest on monies held by us in our general account which are to be paid under a settlement option.

ILLUSTRATIONS

To illustrate the operation of the Policy under certain assumptions, we have prepared the following tables along with explanatory text that may be of assistance.

The following tables illustrate how the accumulation value, cash surrender value and death benefit of a Policy change with the investment experience of the sub-accounts of the Account. The tables show how the accumulation value, cash surrender value and death benefit of a Policy to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the Account were a uniform, gross, after-tax rate of 0 percent and 6 percent The actual cash values and death benefits would be different from those shown if the returns averaged 0 percent and 6 percent but fluctuated over the life of the Policy.

The tables illustrate a Policy issued to an insured male age 35 in the preferred select non-tobacco risk class with an Increasing Death Benefit Option. The tables assume an initial face amount of $680,000 and an annual planned premium payment of $8,600. The tables also assume that the Guideline Premium Test for definition of life insurance has been elected. The tables reflect both guaranteed maximum and current charges for all charges under the Policy, except charges for partial surrenders, transfers and any optional Agreements. The tables assume that there have been no allocations made to the guaranteed interest account.

Guaranteed maximum cost of insurance charges will vary by age, gender, and risk class. We use the male, female and unisex Composite 2001 Commissions Standard Ordinary Mortality Table ("2001 CSO"), as appropriate. The unisex tables are used in circumstances where legal considerations require the elimination of gender-base distinctions in the calculation of mortality costs. Our maximum cost of insurance charges are based on an assumption of the mortality rates reflected in 2001 CSO Tables.

In many cases we intend to impose cost of insurance charges which are lower than the maximum charges described above. In addition to the factors governing maximum cost of insurance charges, actual charges will vary depending on the risk category of the insured. Current cost of insurance charges reflect our current practices with respect to mortality charges for this class of Policies. We occasionally review the adequacy of our cost of insurance rates and may adjust those charges prospectively depending upon our expectations about our future mortality and expense experience, lapse rates, taxes, investment earnings and profit considerations. Similarly, we impose a current monthly policy charge which is less than the guaranteed contractual charge. We expect that these current charges will compensate us for the actual costs of administration. If the actual costs change, this charge may increase or decrease as necessary, although it may not exceed the maximum stated in the Policy.

The amounts shown for the hypothetical accumulation value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because a daily investment management fee assessed against the net assets of the Portfolio is deducted from the gross return. The investment management fee illustrated is 0.47 percent and represents the arithmetic average of the annual fee charged for all Portfolios available under the Policy. The illustrations also reflect a deduction for those Fund costs and expenses borne by the Funds and for distribution (12b-1) fees. Fund expenses illustrated are 0.12 percent, representing the arithmetic average of the 2013 expense ratios of the Portfolios available under the Policy. Certain expenses for certain portfolios of the Funds were waived or reduced, however the averages used in these illustrations do not reflect the waivers or reductions. The 12b-1 fee illustrated is 0.05 percent and represents the arithmetic average of those fees charged for all Portfolios that assess a 12b-1 fee. Lastly, the net return is increased by any unit value credit that we are currently providing. The unit value credit illustrated is 0.12 percent and represents the arithmetic average of the unit value credit for all Portfolios available under the Policy. For the maximum contractual charges illustration, no unit value credit is assumed so the net annual rates of return shown are -0.64 and 5.36 percent. Therefore, gross annual rates of return of 0 and 6 percent correspond to approximate net annual rates of return of -0.52 and 5.48 percent on the current charges illustration.

The illustration reflects the fact that no charges for federal, state or local income taxes are currently made against the Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 and 6 percent than it does now.

If a particular Policy would be subject to different levels of charges, the accumulation values, cash surrender values and death benefits would vary from those shown in the tables. The accumulation values, cash surrender values and death benefits would also vary if premiums were paid in other amounts or at other than annual intervals, or accumulation values were allocated differently among individual sub-accounts with varying rates of return. In addition, the accumulation values, cash surrender values and death benefits would also vary between tables depending upon whether the Level Option, Increasing Option or Sum of Premiums Option death benefit is illustrated.

Upon request, we will furnish a personalized illustration based upon a proposed insured's age, gender and risk classification, and on the face amount, premium, death benefit option and gross annual rate of return requested. Those illustrations may be materially different from the sample illustration included in this statement, depending upon the proposed insured's actual situation. For example, illustrations for females, tobacco users or individuals who are rated sub-standard will differ materially in premium amount and illustrated values, even though the proposed insured may be the same age as the proposed insured in our sample illustrations. You may request a personalized illustration, without charge, from us by calling us at 1-800-277-9244 or writing to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

                                 ACCUMULATOR VUL
                     DEATH BENEFIT OPTION--INCREASING OPTION
                         ASSUMING GUIDELINE PREMIUM TEST
                  MALE ISSUE AGE 35, PREFERRED SELECT NON-TOBACCO

                         INITIAL FACE AMOUNT -- $680,000
                            $8,600 ANNUAL PREMIUM(1)

                      USING MAXIMUM CONTRACTUAL CHARGES(2)

                 - ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -

                                            0% GROSS                                     6% GROSS
                                           -0.64% NET                                    5.36% NET

 POL               ANNUAL                CASH SURRENDER                                CASH SURRENDER
YR(3)   ATT AGE   PREMIUM   ACC. VALUE        VALUE       DEATH BENEFIT   ACC. VALUE       VALUE        DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------
 1        35       8,600        5,256             0          685,256          5,647             0          685,647
 2        36       8,600       10,384             0          690,384         11,494           498          691,494
 3        37       8,600       15,391         4,396          695,391         17,556         6,560          697,556
 4        38       8,600       20,254         9,258          700,254         23,814        12,819          703,814
 5        39       8,600       24,973        13,978          704,973         30,279        19,283          710,279
 6        40       8,600       29,546        20,749          709,546         36,951        28,154          716,951
 7        41       8,600       33,953        27,356          713,953         43,818        37,221          723,818
 8        42       8,600       38,177        33,779          718,177         50,870        46,472          730,870
 9        43       8,600       42,208        40,009          722,208         58,099        55,900          738,099
10        44       8,600       46,014        46,014          726,014         65,479        65,479          745,479
15        49       8,600       69,343        69,343          749,343        113,642       113,642          793,642
20        54       8,600       86,213        86,213          766,213        167,990       167,990          847,990
25        59       8,600       91,322        91,322          771,785        223,850       223,850          903,850
30        64       8,600       81,006        81,006          761,006        274,900       274,900          954,900
35        69       8,600       45,157        45,157          725,157        308,310       308,310          988,310
40        74       8,600            0             0                0        305,720       305,720          985,720
45        79       8,600            0             0                0        223,333       223,333          903,333
50        84           0            0             0                0              0             0                0

(1) A premium payment of $8,600 is assumed to be paid annually at the beginning of each policy year.

(2) The actual cost of insurance charges of a Policy depends on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for a male, age 35, preferred select non-tobacco risk class used for the purposes of this illustration is $0.10. The cost of insurance charge will increase as the insured ages.

(3) Assumes that no policy loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional Agreements have been requested.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE

OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY THE OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0 AND 6 PERCENT OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 ACCUMULATOR VUL
                       DEATH BENEFIT OPTION--INCREASING OPTION
                         ASSUMING GUIDELINE PREMIUM TEST
                  MALE ISSUE AGE 35, PREFERRED SELECT NON-TOBACCO

                         INITIAL FACE AMOUNT -- $680,000
                            $8,600 ANNUAL PREMIUM(1)

                            USING CURRENT CHARGES(2)

                 - ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF -

                                            0% GROSS                                     6% GROSS
                                           -0.52% NET                                    5.48% NET

 POL               ANNUAL                CASH SURRENDER                                CASH SURRENDER
YR(3)   ATT AGE   PREMIUM   ACC. VALUE        VALUE       DEATH BENEFIT   ACC. VALUE       VALUE        DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------
 1        35      8,600         6,276              0        686,276         6,707              0           686,707
 2        36      8,600        12,485          1,489        692,485        13,745          2,750           693,745
 3        37      8,600        18,627          7,632        698,627        21,130         10,134           701,130
 4        38      8,600        24,696         13,701        704,696        28,870         17,875           708,870
 5        39      8,600        30,692         19,696        710,692        36,985         25,989           716,985
 6        40      8,600        36,615         27,818        716,615        45,492         36,696           725,492
 7        41      8,600        42,457         35,860        722,457        54,404         47,807           734,404
 8        42      8,600        48,212         43,814        728,212        63,733         59,335           743,733
 9        43      8,600        53,878         51,678        733,878        73,497         71,298           753,497
10        44      8,600        59,443         59,443        739,443        83,706         83,706           763,706
15        49      8,600        94,904         94,904        774,904       153,645        153,645           833,645
20        54      8,600       127,932        127,932        807,932       243,207        243,207           923,207
25        59      8,600       156,654        156,654        836,654       356,140        356,140         1,036,140
30        64      8,600       178,766        178,766        858,766       496,847        496,847         1,176,847
35        69      8,600       190,126        190,126        870,126       668,735        668,735         1,348,735
40        74      8,600       186,233        186,233        866,233       875,977        875,977         1,555,977
45        79      8,600       155,679        155,679        835,679     1,115,826      1,115,826         1,795,826
50        84      8,600        77,727         77,727        757,727     1,373,748      1,373,748         2,053,748
55        89      8,600             0              0              0     1,621,220      1,621,220         2,301,220
60        94      8,600             0              0              0     1,621,220      1,621,220         2,301,220
65        99      8,600             0              0              0     1,941,554      1,941,554         2,621,554
70       104      8,600             0              0              0     1,923,061      1,923,061         2,603,061
75       109      8,600             0              0              0     1,653,307      1,653,307         2,333,307
80       114      8,600             0              0              0       947,519        947,519         1,627,519


(1) A premium payment of $8,600 is assumed to be paid annually at the beginning of each policy year.

(2) The actual cost of insurance charges of a Policy depends on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for a male, age 35, preferred select non-tobacco risk class used for the purposes of this illustration is $0.03. The cost of insurance charge will increase as the insured ages.

(3) Assumes that no policy loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional Agreements have been requested.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE

OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY THE OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFITS AND POLICY VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0 AND 6 PERCENT OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA LIFE OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

EXPERTS

Actuarial matters included in the prospectus have been examined by Robert J. Ehren, Senior Vice President.

The financial statements of the Minnesota Life Individual Variable Universal Life Account as of December 31, 2014, and the consolidated financial statements and supplementary schedules of Minnesota Life Insurance Company and subsidiaries as of December 31, 2014, have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appears elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

                    PART C: OTHER INFORMATION


Item Number      Caption in Part C
   26.           Exhibits

   27.           Directors and Officers of the Minnesota Life Insurance Company

   28.           Persons Controlled by or Under Common Control with Minnesota
                 Life Insurance Company of Minnesota Life Individual Variable
                 Universal Life Account

   29.           Indemnification

   30.           Principal Underwriters

   31.           Location of Accounts and Records

   32.           Management Services

   33.           Fee Representation

PART C: OTHER INFORMATION

Item 26. Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 27.  Directors and Officers of the Minnesota Life Insurance Company


NAME AND PRINCIPAL                                   POSITION AND OFFICES
BUSINESS ADDRESS                                     WITH MINNESOTA LIFE
----------------                                     -------------------
Brian C. Anderson                                Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Eric J. Bentley                                  Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Michael P. Boyle                                 Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Mary K. Brainerd                                 Director
HealthPartners
8170 33rd Avenue South
Bloomington, MN 55425

John W. Castro                                   Director
898 Glouchester Street
Boca Raton, FL 33487

Gary R. Christensen                              Director, Attorney-in-Fact,
Minnesota Life Insurance Company                 Senior Vice President,
400 Robert Street North                          General Counsel and Secretary
St. Paul, MN 55101

Susan L. Ebertz                                  Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Robert J. Ehren                                  Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Julio A. Fesser                                  Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Craig J. Frisvold                                Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Sara H. Gavin                                    Director
Weber Shandwick Minneapolis
8000 Norman Center Drive
Suite 400
Bloomington, MN 55437

Eric B. Goodman                                  Director
101 North 7th Street
Suite 202
Louisville, KY 40202

John F. Grundhofer                               Director
U.S. Bancorp
800 Nicollet Mall
Suite 2870
Minneapolis, MN 55402

Christopher M. Hilger                            President, CEO and Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

John H. Hooley                                   Director
4623 McDonald Drive Overlook
Stillwater, MN 55082

Daniel H. Kruse                                  Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

David J. LePlavy                                 Senior Vice President, Treasurer and Controller
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Jean Delaney Nelson                              Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Maria H. O'Phelan                                Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Kathleen L. Pinkett                              Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Trudy A. Rautio                                  Director
Carlson
701 Carlson Parkway
Minnetonka, MN 55305-8215

Robert L. Senkler                                Chairman and Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Bruce P. Shay                                    Director and Executive Vice
Minnesota Life Insurance Company                 President
400 Robert Street North
St. Paul, MN 55101

Nancy R. Swanson                                 Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Loyall E. Wilson                                 Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Warren J. Zaccaro                                Director, Executive Vice President
Minnesota Life Insurance Company                 and Chief Financial Officer
400 Robert Street North
St. Paul, MN 55101



Item 28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Individual Variable Universal Life Account

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

     Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

     Securian Financial Group, Inc. (Delaware)
     Capitol City Property Management, Inc.
     Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.

     Minnesota Life Insurance Company
     Securian Financial Network, Inc.
     Securian Ventures, Inc.
     Advantus Capital Management, Inc.
     Securian Financial Services, Inc.
     Securian Casualty Company
     Capital Financial Group, Inc. (Maryland)
     H. Beck, Inc. (Maryland)
     Ochs, Inc.
     Securian Casualty Company

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

     Personal Finance Company LLC (Delaware)
     Enterprise Holding Corporation
     Allied Solutions, LLC (Indiana)
     Securian Life Insurance Company
     American Modern Life Insurance Company
     Marketview Properties, LLC
     Marketview Properties II, LLC
     Marketview Properties III, LLC
     Marketview Properties IV, LLC
     Securian AAM Holdings, LLC

Majority-owned subsidiary of Securian AAM Holdings, LLC:
     Asset Allocation & Management Company, L.L.C.

Wholly-owned subsidiaries of Enterprise Holding Corporation:

     Oakleaf Service Corporation
     Vivid Print Solutions, Inc.
     MIMLIC Funding, Inc.
     MCM Funding 1997-1, Inc.
     MCM Funding 1998-1, Inc.

Wholly-owned subsidiary of American Modern Life Insurance Company:

     Southern Pioneer Life Insurance Company

Open-end registered investment company offering shares solely to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance
Company:

     Securian Funds Trust

Majority-owned subsidiary of  Securian Financial Group, Inc.:

     Securian Trust Company, N.A.

Fifty percent-owned subsidiary of Enterprise Holding Corporation:

     CRI Securities, LLC

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 29. Indemnification

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and the Minnesota Life

Individual Variable Universal Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Minnesota Life Insurance Company and the Minnesota Life Individual Variable Universal Life Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

          (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

               Variable Fund D
               Variable Annuity Account
               Minnesota Life Variable Life Account
               Minnesota Life Individual Variable Universal Life Account Minnesota Life Variable Universal Life Account
               Securian Life Variable Universal Life Account

          (b) The name and principal business address, positions and offices with Securian Financial Services, Inc., of each director and officer of Securian Financial Services, Inc. is as follows:

NAME AND PRINCIPAL                     POSITIONS AND OFFICES
BUSINESS ADDRESS                       WITH UNDERWRITER
---------------------------------      --------------------------------
George I. Connolly                     President, Chief Executive Officer
Securian Financial Services, Inc.      and Director
400 Robert Street North
St. Paul, MN  55101

Suzanne M. Chochrek                    Vice President - Business and
Securian Financial Services, Inc.       Market Development
400 Robert Street North
St. Paul, MN  55101

Gary R. Christensen                    Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Peter G. Berlute                       Vice President - Business Operations and Treasurer
Securian Financial Services Inc.
400 Robert Street North
St. Paul, Minnesota  55101

Loyall E. Wilson                       Senior Vice President, Chief Compliance
Securian Financial Services, Inc.      Officer and Secretary
400 Robert Street North
St. Paul, MN  55101

Warren J. Zaccaro                      Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

          (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

     NAME OF         NET UNDERWRITING   COMPENSATION ON
    PRINCIPAL          DISCOUNTS AND     REDEMPTION OR     BROKERAGE        OTHER
   UNDERWRITER          COMMISSIONS      ANNUITIZATION    COMMISSIONS   COMPENSATION
   -----------          -----------      -------------    -----------   ------------
Securian Financial
   Services, Inc.        $8,347,795           --              --             --

Item 31. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.

Item 32. Management Services

None.

Item 33. Fee Representation

Minnesota Life Insurance Company hereby represents that, as to the variable universal life insurance policies which are the subject of this Registration Statement, File No. 333-144604, the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Minnesota Life Individual Variable Universal Life Account has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Saint Paul and the State of Minnesota on the 27th day of February, 2015.

                                MINNESOTA LIFE INDIVIDUAL VARIABLE
                                UNIVERSAL LIFE ACCOUNT
                                                 (Registrant)

                                By: MINNESOTA LIFE INSURANCE COMPANY
                                                  (Depositor)

                                By  /s/ Christopher M. Hilger
                                  ----------------------------------------------
                                              Christopher M. Hilger

                                      President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933 (and the Investment Company Act of 1940), the Depositor, Minnesota Life Insurance Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul and State of Minnesota on the 27th day of February, 2015.

                                       MINNESOTA LIFE INSURANCE COMPANY
                                           (Depositor)


                                       By  /s/ Christopher M. Hilger
                                         ---------------------------------------
                                                  Christopher M. Hilger

                                          President and Chief Executive Officer


As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated.


              SIGNATURE                     TITLE                                       DATE
              ---------                     -----                                       ----
/s/ Christopher M. Hilger
-------------------------------             President and Chief                         February 27, 2015
Christopher M. Hilger                       Executive Officer

*
-------------------------------             Chairman of the Board
Robert L. Senkler

*
-------------------------------             Director
Mary K. Brainerd

*
-------------------------------             Director
John W. Castro

*
-------------------------------             Director
Gary R. Christensen

*
-------------------------------             Director
Sara H. Gavin

*
-------------------------------             Director
Eric B. Goodman

*
-------------------------------             Director
John F. Grundhofer

*
-------------------------------             Director
John H. Hooley

*
-------------------------------             Director
Trudy A. Rautio


*
-------------------------------             Director
Bruce P. Shay


*
-------------------------------             Director
Warren J. Zaccaro

/s/ Warren J. Zaccaro                       Executive Vice President                    February 27, 2015
-------------------------------             and Chief Financial Officer
Warren J. Zaccaro                           (chief financial officer)

/s/ Warren J. Zaccaro                       Executive Vice President                    February 27, 2015
-------------------------------             and Chief Financial Officer
Warren J. Zaccaro                           (chief accounting officer)

/s/ David J. LePlavy                        Senior Vice President, Treasurer            February 27, 2015
-------------------------------             and Controller (treasurer)
David J. LePlavy

/s/ Gary R. Christensen                     Director, Attorney-in-Fact,
-------------------------------             Senior Vice President,
Gary R. Christensen                         General Counsel and Secretary               February 27, 2015


* Pursuant to power of attorney dated February 9, 2015, a copy of which is filed herewith.

                                  EXHIBIT INDEX

EXHIBIT NUMBER   DESCRIPTION OF EXHIBIT
--------------   ----------------------
26(a)            Resolution of the Board of Directors of Minnesota Life Insurance Company
                 establishing the Minnesota Life Individual Variable Universal Life Account,
                 previously filed on July 16, 2007 as exhibit 26(a) to Minnesota Life Individual
                 Variable Universal Life Account's Form N-6, File Number 333-144604, Initial
                 Registration Statement, is hereby incorporated by reference.

26(b)            Not Applicable.

26(c)(1)         Agent's Contract issued by Minnesota Life Insurance Company, previously filed on December 7, 2007 as exhibit 26(c)(1) to Minnesota Life Individual
                 Variable Universal Life Account's Form N-6, File Number 333-144604,
                 Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(c)(2)         General Agent's Contract issued by Minnesota Life Insurance Company, previously filed on December 7, 2007 as exhibit 26(c)(2) to Minnesota Life Individual
                 Variable Universal Life Account's Form N-6, File Number 333-144604, Pre-Effective
                 Amendment Number 1, is hereby incorporated by reference.

26(c)(3)         The Amended and Restated Distribution Agreement between Minnesota Life
                 Insurance Company and Securian Financial Services, Inc., previously filed on
                 April 27, 2009, as exhibit 24(c)(3) to Registrant's Form N-4, File Number
                 2-97564, Post-Effective Amendment Number 28, is hereby incorporated by reference.

26(d)(1)         Minnesota Life Accumulator Variable Adjustable Universal Life Policy 07-660 Variable
                 Universal Life, previously filed on July 16, 2007 as exhibit 26(d)(1) to Minnesota
                 Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604,
                 Initial Registration Statement, is hereby incorporated by reference.

26(d)(2)         Family Term Agreement - Children, form 07-904U, previously filed on July 16, 2007 as exhibit 26(d)(2) to Minnesota Life Individual Variable Universal Life Account's
                 Form N-6, File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(3)         Overloan Protection Agreement, form 07-910, previously filed on July 16, 2007 as exhibit 26(d)(3) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(4)         Waiver of Charges Agreement, form 07-919, previously filed on July 16, 2007 as exhibit 26(d)(4) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(5)         Allocation Options For New Issue, form F48653 Rev 5-2006, previously filed on July 16, 2007 as exhibit 26(d)(5) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(6)         Unisex Endorsement, form E. 1510, previously filed on July 16, 2007 as exhibit 26(d)(6) to
                 Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604,
                 Initial Registration Statement, is hereby incorporated by reference.

26(d)(7)         Death Benefit Guarantee Agreement, form 07-947, previously filed on July 16, 2007 as exhibit 26(d)(7) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(8)         Term Insurance Agreement, form 06-944R, previously filed on July 16, 2007 as exhibit
                 26(d)(8) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                 Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(9)         Exchange of Insureds Agreement, form 06-914, previously filed on July 16, 2007 as exhibit 26(d)(9) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(10)        Accelerated Benefit Agreement, form 02-931, previously filed on July 16, 2007 as exhibit 26(d)(10) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(11)        Waiver of Premium Agreement, form 06-917, previously filed on July 16, 2007 as exhibit
                 26(d)(11) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                 Number 333-144604, Initial Registration Statement, is hereby incorporated by reference.

26(d)(12)        Interest Accumulation Agreement, form 08-948, previously filed on February 28, 2008, as exhibit 26(d)(12) to Minnesota Life Individual Variable Universal Life Account's Post-Effective
                 Amendment  Number 1, File Numbers 333-144604 and 811-22093, is hereby incorporated by reference.

26(d)(13)        Early Values Agreement, form 08-939, previously filed on June 18, 2008, as exhibit 26(d)(13) to
                 Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604,
                 Post-Effective Amendment Number 3, is hereby incorporated by reference.

26(d)(14)        Long Term Care Agreement, form 09-932, previously filed on February 25, 2010, as exhibit
                 26(d)(14) to Minnesota Life Individual Variable Universal Life Accounts Form N-6, File Number
                 333-144604, Post Effective Amendment Number 9, is hereby incorporated by reference.

26(d)(15)        Guaranteed Insurability Option Agreement, form 09-915, previously filed on February 25, 2010, as exhibit 26(d)(15) to Minnesota Life Individual Variable Universal Life Accounts Form N-6,
                 File Number 333-144604, Post Effective Amendment Number 9, is hereby incorporated by reference.

26(d)(16)        Overloan Protection Agreement, form ICC 15-20003, previously filed on February 27, 2015 as exhibit
                 26(d)(11) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number
                 333-183590, Post-Effective Amendment Number 6 is hereby incorporated by reference.

26(d)(17)        Inflation Agreement, form ICC11-916, previously filed on February 29, 2012 as exhibit 26(d)(17)
                 to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number
                 333-144604, Post Effective Amendment Number 12, is hereby incorporated by reference.

26(d)(18)        Premium Deposit Account Agreement, form 14-20005, previously filed on September 17, 2014 as exhibit 26(d)(18) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                 Number 333-144604, Post-Effective Amendment Number 18, is hereby incorporated by reference.

26(d)(19)        Business Continuation Agreement, form ICC14-20016, previously filed on February 27, 2015 as exhibit 26(d)(16) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-183590, Post-Effective Amendment Number 6 is hereby incorporated by reference.

26(d)(20)        Guaranteed Insurability Option for Business Agreement, form ICC14-20017, previously filed on
                 February 27, 2015 as exhibit 26(d)(17) to Minnesota Life Individual Variable Universal Life
                 Account's Form N-6, File Number 333-183590, Post-Effective Amendment Number 6 is hereby incorporated by reference.

26(d)(21)        Corporate Enhanced Values Agreement, form ICC15-20020.

26(e)(1)         Application Part 1 - New Issue, form F59410 Rev 1-2014, previously filed on February 27, 2015 as exhibit
                 26(e)(1) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590,
                 Post-Effective Amendment Number 6 is hereby incorporated by reference.

26(e)(2)         Application Part 3 - New Issue, form F59536 Rev 2-2014, previously filed on February 27, 2015 as exhibit
                 26(e)(2) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590,
                 Post-Effective Amendment Number 6 is hereby incorporated by reference.

26(e)(3)         Policy Change Application Part 3 (Underwriting) - Agreements and Authorizations, form F59534 Rev 2-2014, previously filed on February 27, 2015 as exhibit 26(e)(3) to Minnesota Life Individual Variable Universal Life
                 Account's Form N-6, File Number 333-183590, Post-Effective Amendment Number 6 is hereby incorporated by reference.

26(e)(4)         Policy Change Application - No Underwriting Required, form F59537 Rev 2-2014, previously filed on February 27,
                 2015 as exhibit 26(e)(4) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number
                 333-183590, Post-Effective Amendment Number 6 is hereby incorporated by reference.

26(e)(5)         Policy Change Application Part 1 - (Underwriting Required), form F59538 Rev 2-2014, previously filed on
                 February 27, 2015 as exhibit 26(e)(5) to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-183590, Post-Effective Amendment Number 6 is hereby incorporated by reference.

26(e)(6)         Application Part 2, form F59572 Rev 1-2014, previously filed on February 27, 2015 as exhibit 26(e)(6) to
                 Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Post-Effective
                 Amendment Number 6 is hereby incorporated by reference.

26(e)(7)         Application Part 2, form F59573 1-2014, previously filed on February 27, 2015 as exhibit 26(e)(7) to Minnesota
                 Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Post-Effective Amendment
                 Number 6 is hereby incorporated by reference.

26(e)(8)         Application Part 2, form ICC 12-59573-T 1-2012, previously filed as exhibit 26(e)(8) to Minnesota Life Variable
                 Life Account's to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590,
                 Post-Effective Amendment Number 1, on February 27, 2013, is hereby incorporated by reference.

26(f)(1) Restated Certificate of Incorporation of the Depositor, previously filed as exhibit 27(f)(1) to Minnesota Life's
                 Variable Life Account's Form N-6, File Number 333-109853,
                 Initial Registration Statement, on October 21, 2003, is hereby incorporated by reference.

26(f)(2) Bylaws of the Depositor, previously filed as exhibit 26(f)(2) to Minnesota Life Variable Life Account's Form N-6, File Number
                 333-120704, Initial Registration Statement, on November 23,
                 2004, is hereby incorporated by reference.

26(g)            YRT Reinsurance Template; Reinsurance Agreement between Minnesota Life
                 Insurance Company and Reinsurer, previously filed on December 14, 2007 as exhibit 26(g) to Minnesota Life Individual Variable Universal Life
                 Account's Form N-6, File Number 333-144604, Pre-Effective Amendment Number
                 1, is hereby incorporated by reference.

26(h)(1)(i)      Participation Agreement among Securian Funds Trust, Advantus Capital
                 Management, Inc. and Minnesota Life Insurance Company, previously filed on September 30, 2014 as Exhibit 24(b)(8)(a) to Variable Annuity Account's
                 Form N-4, File Number 333-182763, Post-Effective Amendments 8 and 239, is hereby incorporated by reference.

26(h)(1)(ii)     Shareholder Information Agreement among Securian Funds Trust and
                 Minnesota Life Insurance Company, previously filed as Exhibit
                 26(h)(1)(ii) to Minnesota Life Variable Life Account's Form N-6, File
                 Number 33-3233, Post Effective Amendment Number 32, on April 27, 2012, is
                 hereby incorporated by reference.

26(h)(2)         Participation Agreement among Minnesota Life Insurance Company, Securian
                 Financial Services, Inc., AllianceBernstein L.P., AllianceBernstein
                 Variable Products Series Fund, Inc. and AllianceBernstein Investments,
                 Inc., previously filed on December 14, 2007 as exhibit 26(h)(2) to
                 Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                 Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(2)(i)      Amendment Number Two to Participation Agreement among Minnesota Life
                 Insurance Company, Securian Financial Services, Inc., AllianceBernstein
                 L.P., and AllianceBernstein Investments, Inc., previously filed as Exhibit
                 26(h)(21)(iii) to Minnesota Life Variable Life Account's Form N-6, File
                 Number 33-3233, Post Effective Amendment Number 34, on April 24, 2013, is
                 hereby incorporated by reference.

26(h)(3)(i)      Amended and Restated Participation Agreement among Variable Insurance
                 Products Fund, Fidelity Distributors Corporation and Minnesota Life
                 Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(3) to
                 Registrant's Form N-6, File Number 33-85496, Post-Effective Amendment Number
                 17, is hereby incorporated by reference.

26(h)(3)(ii)     First Amendment to Amended and Restated Participation Agreement among
                 Minnesota Life Insurance Company, Fidelity Distributors Corporation,
                 Variable Insurance Products Fund, Variable Insurance Products Fund II,
                 Variable Insurance Products Fund III and Variable Insurance Products Fund
                 IV, previously filed on December 7, 2007 as exhibit 26(h)(3)(ii) to
                 Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                 Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(4)(i)      Fund Participation Agreement by and among Minnesota Life Insurance Company,
                 Financial Investors Variable Insurance Trust, ALPS Advisers, Inc. and ALPS
                 Distributors, Inc., previously filed on December 7, 2007 as exhibit
                 26(h)(4)(i) to Minnesota Life Individual Variable Universal Life Account's
                 Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is
                 hereby incorporated by reference.

26(h)(4)(ii)     Rule 22c-2 Agreement by and between Financial Investors Variable Insurance
                 Trust and Minnesota Life Insurance Company, previously filed on December
                 7, 2007 as exhibit 26(h)(4)(ii) to Minnesota Life Individual Variable
                 Universal Life Account's Form N-6, File Number 333-144604, Pre-Effective
                 Amendment Number 1, is hereby incorporated by reference.

26(h)(5)(i)      Participation Agreement as of May 1, 2000 between Franklin Templeton
                 Variable Insurance Products Trust, Franklin Templeton Distributors, Inc.
                 Minnesota Life Insurance Company, previously filed as Exhibit
                 27(h)(14)(i) to Minnesota Life Variable Life Account's Form N-6, File Number
                 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(5)(ii)     Amendment to Participation Agreement as of May 1, 2000 between Franklin
                 Templeton Variable Insurance Products Trust, Franklin Templeton Distributors,
                 Inc. and Minnesota Life Insurance Company, previously filed as Exhibit
                 27(h)(14)(ii) to Minnesota Life Variable Life Account's Form N-6, File
                 Number 333-96383, Post-Effective Amendment Number 4, on April 30,
                 2003, is hereby incorporated by reference.

26(h)(5)(iii)    Amendment No. 2 to Participation Agreement between Franklin Templeton
                 Variable Insurance Products Trust, Franklin Templeton Distributors,
                 Inc. and Minnesota Life Insurance Company, previously filed as Exhibit
                 27(h)(14)(iii) to Minnesota Life Variable Life Account's Form N-6, File
                 Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is
                 hereby incorporated by reference.

26(h)(5)(iv)     Amendment No. 3 to Participation Agreement by and among Franklin Templeton
                 Variable Insurance Products Trust, Franklin Templeton Distributors, Inc.,
                 Minnesota Life Insurance Company and Securian Financial Services, Inc,
                 previously filed as Exhibit 26(h)(14)(iv) to Minnesota Life Variable
                 Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment
                 Number 23, on April 26, 2005, is hereby incorporated by reference.

26(h)(5)(v)      Amendment No. 4 to Participation Agreement among Franklin Templeton Variable
                 Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota
                 Life Insurance Company and Securian Financial Services, Inc., previously filed as Exhibit 26(h)(14)(v) to Minnesota Life Variable Life Account's
                 Form N-6, File Number 33-64395, Post-Effective Amendment Number 13,
                 on April 21, 2006, is hereby incorporated by reference.

26(h)(5)(vi)     Amendment No. 5 to Participation Agreement among Franklin Templeton Variable
                 Insurance Products Trust, Franklin/Templeton Distributors, Inc., and
                 Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(q)(v) to Variable Annuity Account's Form N-4, File Number
                 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(5)(vii)    Rule 22c-2 Agreement between Franklin Templeton Distributors, Inc. and
                 Minnesota Life Insurance Company previously filed on September 6, 2007, as exhibit 24(c)(i)(u) to Variable Annuity Account's Form N-4, File
                 Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(5)(viii)   Amendment No. 6 to Participation Agreement by and among Franklin Templeton
                 Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc.,
                 Minnesota Life Insurance Company, and Securian Financial Services, Inc.,
                 previously filed on December 14, 2007 as exhibit 26(h)(5)(viii) to
                 Minnesota Life Individual Variable Universal Life Account's Form N-6, File
                 Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(5)(ix)     Amendment to Participation Agreement by and among Franklin Templeton
                 Variable Insurance Products Trust, Franklin/Templeton Distributors,
                 Inc. Minnesota Life Insurance Company and Securian Financial Services, Inc.
                 effective August 16, 2010 previously filed on April 25, 2011 as exhibit
                 24(c)(8)(m)(vii) to Variable Annuity Account's Form N-4, File Number
                 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(5)(x)      Amendment No. 7 to Participation Agreement dated May 1, 2000 among
                 Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton
                 Distributors, Inc., Minnesota Life Insurance Company, and Securian
                 Financial Services, Inc., previously filed as Exhibit 26(h)(12)(x) to
                 Minnesota Life Variable Life Account's Form N-6, File Number 33-3233,
                 Post Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

26(h)(5)(xi)     Participation Agreement Addendum dated May 1, 2012 among Franklin Templeton
                 Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc.,
                 Minnesota Life Insurance Company, and Securian Financial Services, Inc.,
                 previously filed as Exhibit 26(h)(12)(xi) to Minnesota Life Variable Life
                 Account's Form N-6, File Number 33-3233, Post Effective Amendment Number 32,
                 on April 27, 2012, is hereby incorporated by reference.

26(h)(5)(xii)    Amendment No. 8 to Participation Agreement dated May 1, 2000 among Franklin
                 Templeton Variable Insurance Products Trust, Franklin/Templeton
                 Distributors, Inc., Minnesota Life Insurance Company, and Securian
                 Financial Services, Inc., previously filed as Exhibit 26(h)(12)(xii) to
                 Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post
                 Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

26(h)(5)(xiii)   Amendment No. 10 to Participation Agreement dated May 1, 2000 among
                 Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton
                 Distributors, Inc., Minnesota Life Insurance Company, and Securian
                 Financial Services, Inc., previously filed as Exhibit 26(h)(12)(xiii) to
                 Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post
                 Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

26(h)(6)(i)      Fund Participation Agreement (Institutional Shares) between Janus Aspen
                 Series, Janus Distributors, Inc. and Minnesota Life Insurance Company,
                 previously filed on December 14, 2007 as exhibit 26(h)(6)(i) to Minnesota
                 Life Individual Variable Universal Life Account's Form N-6, File Number
                 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(6)(ii)     Rule 22c-2 Shareholder Information Agreement between Janus Capital
                 Management, LLC, Janus Services LLC, Janus Distributors LLC, Janus
                 Aspen Series and Minnesota Life Insurance Company, filed on April 20, 2007 as
                 Exhibit 26(h)(2)(viii) to Registrant's Form N-6, File Number 33-85496,
                 Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(7)(i)      Participation Agreement among Vanguard Variable Insurance Fund, The
                 Vanguard Group, Inc., Vanguard Marketing Corporation and Minnesota Life
                 Insurance Company, previously filed on December 14, 2007 as exhibit
                 26(h)(7)(i) to Minnesota Life Individual Variable Universal Life Account's
                 Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is
                 hereby incorporated by reference.

26(h)(7)(ii)     Schedule A to the Participation Agreement among Vanguard Variable Insurance
                 Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Minnesota
                 Life Insurance Company as Amended as of September 1, 2012, previously filed as
                 Exhibit 26(h)(7)(ii) to Minnesota Life Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(7)(iii)    Schedule A to the Participation Agreement among Vanguard Variable Insurance
                 Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Minnesota
                 Life Insurance Company as Amended as of May 1, 2014, previously filed as
                 Exhibit 26(h)(7)(iii) to Minnesota Life Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(8)(i)      Participation Agreement as of September 19, 2003 between Minnesota Life
                 Insurance Company and Waddell & Reed, Inc. previously filed as
                 Exhibit 27(h)(15) to Registrant's Form N-6, File Number 333-96383,
                 Pre-Effective Amendment #1, on February 19, 2004, is hereby incorporated by reference.

26(h)(8)(ii)     Amendment Number One to the Target Funds Participation Agreement among
                 Minnesota Life Insurance Company, Waddell & Reed, Inc. and W&R Target
                 Funds, Inc., previously filed as Exhibit 26(h)(15)(ii) to Minnesota Life
                 Variable Life Account's Form N-6, File Number 33-64395, Post-Effective
                 Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(h)(8)(iii)    Shareholder Information Agreement among Ivy Funds Distributor, Inc.,
                 Waddell & Reed, Inc. and Minnesota Life Insurance Company, filed on April 20,
                 2007 as Exhibit 26(h)(5)(iii) to Registrant's Form N-6, File Number
                 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(8)(iv)     Second Amendment to Target Funds Participation Agreement by and among
                 Minnesota Life Insurance Company, Waddell & Reed, Inc. and W&R Target
                 Funds, Inc., previously filed on December 14, 2007 as exhibit 26(h)(8)(iv)
                 to Minnesota Life Individual Variable Universal Life Account's Form N-6,
                 File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(8)(v)      Second Amendment to the Target Funds Participation Agreement among Minnesota
                 Life Insurance Company, Waddell & Reed, Inc. and W&R Target Funds, Inc. previously filed as Exhibit 24(c)(8)(ii) to Variable Annuity Account's Form N-4, File
                 Number 333-136242, Post-Effective Amendment Number 6 on February 27, 2009, is
                 hereby incorporated by reference.

26(h)(8)(vi)     Third Amendment to Target Funds Participation Agreement among Waddell & Reed, Inc.,
                 Ivy Funds Variable Insurance Portfolios, and Minnesota Life Insurance Company
                 previously filed on April 25, 2011 as exhibit 24(c)(8)(n)(iii) to Variable Annuity
                 Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26
                 and 171, is hereby incorporated by reference.

26(h)(9)(i)      Participation Agreement among The Universal Institutional Funds, Inc., Morgan
                 Stanley Distribution, Inc., Morgan Stanley Investment Management Inc., and Minnesota
                 Life Insurance Company, previously filed on October 4, 2007 as Exhibit 24(c)(8)(z)
                 to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective
                 Amendment Number 3, is hereby incorporated by reference.

26(h)(9)(ii)     Amendment to Schedule A to the Participation Agreement among The Universal
                 Institutional Funds, Inc., Morgan Stanley Distribution, Inc., Morgan
                 Stanley Investment Management Inc., and Minnesota Life Insurance Company,
                 previously filed on December 14, 2007 as exhibit 26(h)(9)(ii) to Minnesota
                 Life Individual Variable Universal Life Account's Form N-6, File Number
                 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(9)(iii)    Van Kampen Life Investment Trust Shareholder Information Agreement among Van Kampen
                 Funds Inc., Van Kampen Life Investment Trust, and Minnesota Life Insurance Agreement
                 previously filed in September 6, 2007 as exhibit 24(c)(8)(y) to Variable Annuity
                 Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(10)(i)     Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial
                 Services Company and Minnesota Life Insurance Company, previously filed as Exhibit
                 27(h)(13)(i) to Registrant's Form N-6, File Number 333-96383, Post-Effective Amendment
                 Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(10)(ii)    Amendment No. 1 to the Participation Agreement among MFS Variable Insurance Trust,
                 Massachusetts Financial Services Company and Minnesota Life Insurance Company,
                 previously filed as Exhibit 27(h)(13)(ii) to Registrant's Form N-6, File Number
                 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(10)(iii)   Amendment No. 2 to the Participation Agreement among MFS Variable Insurance Trust,
                 Massachusetts Financial Services Company and Minnesota Life Insurance Company,
                 previously filed as Exhibit 27(h)(13)(iii) to Registrant's Form N-6, File Number
                 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(10)(iv)    Amendment No. 3 to Participation Agreement among MFS Variable Insurance Trust,
                 Massachusetts Financial Services Company and Minnesota Life Insurance Company,
                 previously filed as Exhibit 26(h)(13)(iv) to Minnesota Life Variable Life Account's Form
                 N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is
                 hereby incorporated by reference.

26(h)(10)(v)     Amendment No. 4 to Participation Agreement among MFS Variable Insurance Trust,
                 Massachusetts Financial Services Company and Minnesota Life Insurance Company,
                 previously filed as Exhibit 26(h)(13)(v) to Minnesota Life Variable Life Account's Form
                 N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is
                 hereby incorporated by reference.

26(h)(10)(vi)    Letter dated December 7, 2005 amending Participation Agreement among MFS Variable
                 Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance
                 Company, previously filed as Exhibit 26(h)(13)(vi) to Minnesota Life Variable Life
                 Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April
                 21, 2006, is hereby incorporated by reference.

26(h)(10)(vii)   Amendment No. 5 to Participation Agreement among MFS Variable Insurance Trust,
                 Massachusetts Financial Services Company and Minnesota Life Insurance Company filed on
                 December 20, 2006 as exhibit 24(c)(p)(vi) to Variable Annuity Account's Form N 4, File
                 Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(10)(viii)  Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and
                 Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit
                 24(c)(8)(v) to Variable Annuity Account's Form N-4, File Number 333-140230,
                 Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(10)(ix)    Fee letter dated September 1, 2010 referencing the Participation Agreement by and among the MFS Variable Insurance Trust, Minnesota Life Insurance and Massachusetts Financial
                 Services Company previously filed on April 25, 2011 as exhibit 24(c)(8)(l)(vii) to
                 Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment
                 Numbers 26 and 171, is hereby incorporated by reference.

26(h)(10)(x)     Amendment No. 6 to Participation Agreement by and among MFS Variable Insurance Trust,
                 Minnesota Life Insurance Company and Massachusetts Financial Services Company effective
                 September 1, 2010 previously filed on April 25, 2011 as exhibit 24(c)(8)(l)(viii) to
                 Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment
                 Numbers 26 and 171, is hereby incorporated by reference.

26(h)(11)(i)     Distribution and Shareholder Services Agreement dated March 9, 2012 between Northern
                 Lights Variable Trust and Minnesota Life Insurance Company, previously filed on April
                 27, 2012 as Exhibit 24(c)(8)(mm) to Variable Annuity Account's Form N-4, File Number
                 333-136242, Post-Effective Amendment Numbers 15 and 192, is hereby reference.

26(h)(11)(ii)    Fund Participation Agreement dated March 12, 2012 among Northern Lights Variable Trust,
                 Minnesota Life Insurance Company, Northern Lights Distributors, LLC and ValMark
                 Advisers, Inc., previously filed on April 27, 2012 as Exhibit 24(c)(8)(nn) to Variable
                 Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 15
                 and 192, is hereby incorporated by reference.

26(h)(11)(iii)   First Amendment to the Participation Agreement among Northern Lights Variable Trust,
                 Northern Lights Distributors, LLC, Valmark Advisers, Inc., and Minnesota Life Insurance
                 Company dated October 8, 2012, previously filed on April 25, 2014 as exhibit 24(c)(8)
                 (kk)(i) to Variable Annuity Account's Form N-4, File Number 333-182763, Post-Effective
                 Amendment Numbers 5 and 226,is hereby incorporated by reference.

26(h)(11)(iv)    Second Amendment to the Participation Agreement among Northern Lights Variable Trust,
                 Northern Lights Distributors, LLC, ValMark Advisers, Inc., and Minnesota Life Insurance
                 Company dated March 12, 2012 as authorized November 5, 2013, previously filed on April
                 25, 2014 as exhibit 24(c)(8)(kk)(ii) to Variable Annuity Account's Form N-4, File Number
                 333-182763, Post-Effective Amendment Numbers 5 and 226, is hereby incorporated by reference.

26(h)(12)(i)     Participation Agreement among Minnesota Life Insurance Company, PIMCO Variable Insurance
                 Trust and Allianz Global Investors Distributors LLC previously filed on April 25, 2011 as exhibit 24(c)(8)(ff) to Variable Annuity Account's Form N-4, File Number 333-91784,
                 Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(12)(ii)    Selling Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust between
                 Allianz Global Investors Distributors LLC and Minnesota Life Insurance Company
                 previously filed on April 25, 2011 as exhibit 24(c)(8)(dd) to Variable Annuity Account's
                 Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(12)(iii)   PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust
                 between Pacific Investment Management Company LLC and Minnesota Life Insurance Company
                 previously filed on April 25, 2011 as exhibit 24(c)(8)(ee) to Variable Annuity Account's
                 Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(12)(iv)    Termination, New Agreements and Amendments Relating to Intermediary Agreements for PIMCO
                 Variable Insurance Trust among Allianz Global Investors Distributors LLC, PIMCO
                 Investments LLC and Minnesota Life Insurance Company previously filed as Exhibit
                 26(h)(22)(iv) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233,
                 Post-Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

26(h)(12)(v)     Amendment to Participation Agreement among Minnesota Life Insurance Company, PIMCO
                 Variable Insurance Trust, and PIMCO Investments LLC, previously filed as Exhibit
                 26(h)(22)(v) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233,
                 Post-Effective Amendment Number 34 on April 24, 2013, is hereby incorporated by reference.

26(h)(12)(vi)    Amendment to Selling Agreement between Minnesota Life Insurance Company, and PIMCO
                 Investments LLC, previously filed as Exhibit 26(h)(22)(vi) to Minnesota Life Variable
                 Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 34 on
                 April 24, 2013, is hereby incorporated by reference.

26(h)(12)(vii)   Amendment No. 1 to PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable
                 Insurance Trust Effective May 1, 2013, previously filed as Exhibit 26(h)(22)(vii) to
                 Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective
                 Amendment Number 34 on April 24, 2013, is hereby incorporated by reference.

26(i)(1)(i)      Investment Accounting Agreement between Securian Financial Group, Inc. and
                 State Street Bank and Trust Company, previously filed as Exhibit 24(c)8(q) to
                 Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective
                 Amendment Number 1, on February 25, 2003, is hereby incorporated by reference.

26(i)(1)(ii)     First Amendment to Investment Accounting Agreement between Securian
                 Financial Group, Inc. and State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(l)(b) to the Securian Life
                 Variable Universal Life Account's Form N-6, File Number 333-132009,
                 Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(i)(2)(i)      Administration Agreement between Securian Financial Group, Inc. and State Street
                 Bank and Trust Company, previously filed as Exhibit 24(c)8(r) to Variable
                 Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 1,
                 on February 25, 2003, is hereby incorporated by reference.

26(i)(2)(ii)     First Amendment to Administration Agreement between Securian Financial
                 Group, Inc. and State Street Bank and Trust Company, previously filed on
                 August 15, 2006 as Exhibit 26(i)(2)(b) to the Securian Life Variable
                 Universal Life Account's Form N-6, File Number 333-132009, Pre-Effective
                 Amendment Number 1, is hereby incorporated by reference.

26(i)(3)         Administrative Services master letter, Schedule A, and Schedule B between
                 AllianceBernstein Investments, Inc. and the Insurer, previously filed on
                 December 14, 2007 as exhibit 26(i)(3) to Minnesota Life Individual Variable
                 Universal Life Account's Form N-6, File Number 333-144604, Pre-Effective
                 Amendment Number 1, is hereby incorporated by reference.

26(i)(4)         Amended and Restated Service Contract in connection with Fidelity Variable
                 Insurance Products Fund, Variable Insurance Products Fund II, Variable
                 Insurance Products Fund III, Variable Insurance Products Fund IV, and
                 Variable Insurance Products Fund V, previously filed on December 14, 2007 as exhibit 26(i)(4) to Minnesota Life Individual Variable Universal Life
                 Account's Form N-6, File Number 333-144604, Pre-Effective Amendment Number
                 1, is hereby incorporated by reference.

26(i)(5)         Fund Shareholder Services Agreement between Minnesota Life Insurance Company and
                 Ascend Financial Services, Inc. filed on February 27, 2003 as exhibit 27(h)(6) to
                 Minnesota Life Variable Universal Life Account's Form N-6, File Number 33-85496,
                 Post-Effective Amendment Number 10, is hereby incorporated by reference.

26(j)            Not Applicable.

26(k)            Opinion and Consent of Timothy E. Wuestenhagen.

26(l)            Actuarial Opinion of Robert J. Ehren, FSA, CLU.

26(m)            Calculation.

26(n)            Consent of KPMG, to be filed in subsequent amendment.

26(o)            Not Applicable.

26(p)            Not Applicable.

26(q)            Redeemability exemption, previously filed on December 14, 2007 as exhibit
                 26(q) to Minnesota Life Individual Variable Universal Life Account's Form
                 N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(r)            Minnesota Life Insurance Company - Power of Attorney to Sign
                 Registration Statements.